                            ANNUAL REPORT

                          DECEMBER 31, 1998






                              [GRAPHIC]





                 THE ENTERPRISE GROUP OF FUNDS, INC.

                      THE ENTERPRISE GROUP OF FUNDS, INC.




                             Enterprise Growth Fund

                             Enterprise Equity Fund

                        Enterprise Growth and Income Fund

                          Enterprise Equity Income Fund

                      Enterprise Capital Appreciation Fund

                      Enterprise Small Company Growth Fund

                       Enterprise Small Company Value Fund

                      Enterprise International Growth Fund

                    Enterprise Global Financial Services Fund

                      Enterprise Government Securities Fund

                         Enterprise High-Yield Bond Fund

                        Enterprise Tax-Exempt Income Fund

                            Enterprise Managed Fund

                          Enterprise Money Market Fund

                               TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                      ---------
Enterprise Growth Fund
  Manager's Comments................................................................................          4
  Portfolio of Investments..........................................................................          7
Enterprise Equity Fund
  Manager's Comments................................................................................          8
  Portfolio of Investments..........................................................................         12
Enterprise Growth and Income Fund
  Manager's Comments................................................................................         14
  Portfolio of Investments..........................................................................         17
Enterprise Equity Income Fund
  Manager's Comments................................................................................         19
  Portfolio of Investments..........................................................................         22
Enterprise Capital Appreciation Fund
  Manager's Comments................................................................................         25
  Portfolio of Investments..........................................................................         28
Enterprise Small Company Growth Fund
  Manager's Comments................................................................................         30
  Portfolio of Investments..........................................................................         34
Enterprise Small Company Value Fund
  Manager's Comments................................................................................         35
  Portfolio of Investments..........................................................................         39
Enterprise International Growth Fund
  Manager's Comments................................................................................         43
  Portfolio of Investments..........................................................................         47
Enterprise Global Financial Services Fund
  Manager's Comments................................................................................         51
  Portfolio of Investments..........................................................................         55
Enterprise Government Securities Fund
  Manager's Comments................................................................................         57
  Portfolio of Investments..........................................................................         61
Enterprise High-Yield Bond Fund
  Manager's Comments................................................................................         63
  Portfolio of Investments..........................................................................         66
Enterprise Tax-Exempt Income Fund
  Manager's Comments................................................................................         73
  Portfolio of Investments..........................................................................         77
Enterprise Managed Fund
  Manager's Comments................................................................................         80
  Portfolio of Investments..........................................................................         84
Enterprise Money Market Fund
  Manager's Comments................................................................................         86
  Portfolio of Investments..........................................................................         88
Statements of Assets and Liabilities................................................................         90
Statements of Operations............................................................................         92
Statements of Changes in Net Assets.................................................................         94
Financial Highlights................................................................................         98
Notes to Financial Statements.......................................................................        126

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their cost.

[LOGO]
ENTERPRISE
GROUP OF FUNDS
--------------------------------------------------------------------------------

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:

    Unlike the previous three years, during which nearly every measure of the stock market was extraordinarily positive, 1998 proved to be a somewhat qualified success. For the fourth consecutive year, the S&P 500 Composite Index advanced more than 20 percent. The S&P 500 rose 28.57 percent, inclusive of reinvested dividends, which was the 16th calendar-year gain for the index in the past 17 years. The Dow Jones Industrial Average did not fare quite as well, but showed great resilience. On August 31, the Dow was down 4.7 percent for the year but rallied in the final four months to record an 18.07 percent gain for 1998 and close the year at 9181.43. This was the first time in history that the Dow had four straight years of double-digit percentage gains.

    Not all stocks, however, enjoyed an upswing. The Russell 2000 Index, a measure of small-cap stocks, fell 2.56 percent during the year. Technology and Internet-related stocks -- especially the large-caps such as Microsoft and Intel -- were the stars of the marketplace. The technology-laden Nasdaq Composite Index rocketed 40.48 percent and frequently illustrated the volatility that was characteristic of the year's trading activity.

    Uncertainty caused by the economies of other nations contributed to the volatility. The economic tumult that began in Southeast Asia during the second half of 1997 continued throughout 1998. Russia in essence defaulted on its tremendous debt load by devaluing the ruble, and Latin American economic instability also had an adverse effect on U.S. multinational companies. Alan Greenspan and the other Federal Reserve governors did their best to keep American markets moving in a positive direction by implementing three interest-rate cuts in the autumn.

    In the fixed income market, all of the uncertainty and volatility helped to push yields on U.S. Treasury securities to their lowest levels in nearly three decades. The yield on the benchmark 30-year Treasury bond dropped from 5.92 percent to 5.12 percent during the year, and yielded as little as 4.70 percent on October 5.

    Although the numbers were not as outstanding as they had been in the previous three years, the average diversified U.S. stock fund returned 14.52 percent in 1998, according to Lipper, Inc. Bond traders had a stressful year as a late-summer flight to quality hurt high-yield bond funds but benefited general U.S. Treasury funds. Overall, the average taxable bond fund scored total returns, including price changes and reinvested dividends, of 5.17 percent for the year. Treasury funds accounted for much of this gain by posting a 9.69 percent advance, according to Lipper.

LOOKING TO 1999

    We believe, as do our fund managers, that uncertainty will continue to be a theme in the marketplace in 1999. The introduction and incorporation of the euro into the currency markets will be a major event, but the strength and nature of its influence probably will not become clear right away. Economic problems in Russia, Southeast Asia and Brazil will have influence. These issues underscore the importance for investors of a long-term investment strategy constructed and implemented with the help of professional financial advisors. And, as always, it is prudent to remember that past performance does not guarantee future results.

2                       THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

    We celebrated the 30th anniversary of the Enterprise Growth Fund in 1998. The fund, subadvised by Montag & Caldwell, Inc., continued to receive favorable industry recognition for its long-term historical performance in publications such as USA TODAY, THE WASHINGTON POST and INVESTOR'S BUSINESS DAILY.

    Several other Enterprise funds earned positive media recognition during the year, including the Small Company Value, Capital Appreciation, High-Yield Bond and Tax-Exempt Income Funds. In 1999 and beyond, we will continue to provide investors with a wide selection of mutual funds to cover the spectrum of investment needs.

    On October 1, we launched the Enterprise Global Financial Services Fund, subadvised by Sanford C. Bernstein & Co., Inc. This is our 14th fund overall and our first sector fund. Backed by the renowned research capabilities of Sanford Bernstein, the fund seeks to achieve capital appreciation through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65 percent of the fund's total assets will be invested in financial services companies that are domiciled in the U.S., and at least three other countries.

    In 1998, the Enterprise Group of Funds was also recognized as being one of the nation's top 10 fastest growing mutual fund companies as well as one of the top 25 performing fund families.* This was a ranking of long-term, open-end fund families with at least $1 billion in assets under management as of 12/97 based on net sales flow as a percentage of assets for the period 1/98 - 12/98. This would not have been possible without your support and confidence which we greatly appreciate.

    The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's different funds are managed by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $40 million. Collectively, these firms manage well over $425 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification amongst multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.

    In 1999, we will continue to provide you with access to these firms -- some of the most accomplished institutional investment firms in the industry -- and look forward to working with you and your financial advisors.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President and Chief Executive Officer

* SOURCE: STRATEGIC INSIGHT, AN INDEPENDENT FINANCIAL RESEARCH FIRM. ENTERPRISE PLACED 7TH OUT OF 189 FUND FAMILIES, 124 OF WHICH REFLECTED POSITIVE GROWTH.

                       THE ENTERPRISE GROUP OF FUNDS, INC.                     3

ENTERPRISE GROWTH FUND

MONTAG & CALDWELL, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Montag & Caldwell served as fund manager to Alpha Fund, Inc., the predecessor of the Enterprise Growth Fund, since the fund was organized in 1968. Montag & Caldwell manages approximately $25 billion for institutional clients, and its normal investment minimum is $40 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth Fund is to seek appreciation of capital primarily through investments in common stocks.

INVESTMENT PHILOSOPHY

The equity selection process is a low-risk, growth stock approach. Valuation is the key selection criterion that makes its investment style risk-averse. Montag & Caldwell also emphasizes growth characteristics because it seeks not only companies with shares that are attractively priced but also those that may experience strong earnings growth relative to other companies.

1998 PERFORMANCE REVIEW

The Standard & Poor's 500 Index established another record in 1998 by increasing more than 20 percent for the fourth consecutive year. During the year, the decline in bond yields had a positive impact on stock market valuations and more than offset the weaker-than-expected trends in corporate profits. The Enterprise Growth Fund achieved a greater than 30 percent annual return for the fourth consecutive year. During 1998, the fund benefited from strong returns in its technology, consumer and health care holdings.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     AVERAGE ANNUAL TOTAL RETURNS Periods Ending December 31, 1998
                                                        Enterprise Growth Fund - A                                     One Year
                                                                 With Sales Charge                                       24.64%
                                                              Without Sales Charge                                       30.94%
                                                                    S&P 500 Index*                                       28.57%
                                                         Lipper Growth Fund Index*                                       25.69%
                                                                                    Enterprise Growth Fund - A    S&P 500 Index
                                                                          12/31/88                   $9,542.68       $10,000.00
                                                                              1989                  $11,742.27       $13,169.00
                                                                              1990                  $11,475.72       $12,759.44
                                                                              1991                  $16,271.43       $16,647.25
                                                                              1992                  $17,322.56       $17,915.77
                                                                              1993                  $19,157.02       $19,721.68
                                                                              1994                  $18,967.36       $19,982.00
                                                                              1995                  $26,550.52       $27,491.24
                                                                              1996                  $35,205.99       $33,803.23
                                                                              1997                  $46,387.41       $45,079.98
                                                                              1998                  $60,738.28       $57,959.34


                           Five Year   Ten Year
                              24.72%     19.74%
                              25.96%     20.33%
                              24.06%     19.21%
                              19.82%     17.21%
            Lipper Growth Fund Index
                          $10,000.00
                          $12,747.00
                          $12,057.39
                          $16,437.84
                          $17,692.04
                          $19,811.55
                          $19,500.51
                          $25,867.42
                          $30,389.05
                          $38,922.30
                          $48,921.43

4                     THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth Fund - B                                                                                 One Year
With Sales Charge                                                                                            26.20%
Without Sales Charge                                                                                         30.20%
S&P 500 Index*                                                                                               28.57%
Lipper Growth Fund Index*                                                                                    25.69%
                                                                        Enterprise Growth Fund - B    S&P 500 Index
5/1/95                                                                                  $10,000.00       $10,000.00
1995                                                                                    $12,465.80       $12,162.54
1996                                                                                    $16,421.20       $14,948.98
1997                                                                                    $21,536.39       $19,935.95
1998                                                                                    $27,740.39       $25,631.66

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth Fund - B                                                      5/1/95 - 12/31/98
With Sales Charge                                                                          32.04%
Without Sales Charge                                                                       32.43%
S&P 500 Index*                                                                             29.22%
Lipper Growth Fund Index*                                                                  25.10%
                                                                         Lipper Growth Fund Index
5/1/95                                                                                 $10,000.00
1995                                                                                   $12,030.00
1996                                                                                   $14,132.84
1997                                                                                   $18,101.35
1998                                                                                   $22,751.58

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth Fund - C                                            One Year   5/1/97-12/31/98
With Sales Charge                                                       29.22%            31.91%
Without Sales Charge                                                    30.22%            31.91%
S&P 500 Index*                                                          28.57%            31.33%
Lipper Growth Fund Index*                                               25.69%            29.90%
                                                    Enterprise Growth Fund - C     S&P 500 Index    Lipper Growth Fund Index
5/1/1997                                                            $10,000.00        $10,000.00                  $10,000.00
1997                                                                $12,190.60        $12,256.00                  $12,310.00
1998                                                                $15,874.60        $15,757.54                  $15,472.44

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      5

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        AVERAGE ANNUAL TOTAL RETURNSPERIODS ENDING DECEMBER 31, 1998

                                                                                                            One Year
Enterprise Growth Fund Y                                                                                      32.09%
S&P 500 Index*                                                                                                28.57%
Lipper Growth Fund Index*                                                                                     25.69%
8/31/96                                                                                   Enterprise Growth Fund - Y
1996                                                                                                         $10,000
1997                                                                                                      $11,738.41
1998                                                                                                      $15,541.65
                                                                                                          $20,528.97

        AVERAGE ANNUAL TOTAL RETURNSPERIODS ENDING DECEMBER 31, 1998
                                                                                8/31/96 -12/31/98
Enterprise Growth Fund Y                                                                   36.09%
S&P 500 Index*                                                                             33.45%
Lipper Growth Fund Index*                                                                  28.59%
8/31/96                                                                             S&P 500 Index   Lipper Growth Fund Index

1996                                                                                      $10,000                    $10,000

1997                                                                                   $11,439.00                 $11,172.00

1998                                                                                   $15,255.05                 $14,309.10

                                                                                       $19,613.42                 $17,985.10


Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

Given Montag's outlook for sustained growth in the economy with low inflation, Montag believes it may be another positive year for investors. Montag expects corporate profit growth to remain subdued and bond yields to remain fairly steady in the year ahead, and for stock market returns to be more moderate than in 1998. These returns may approximate 10 percent when measured by such popular stock market averages as the S&P 500 and the Dow Jones Industrials.

An economic setting of moderate corporate profit gains and steady bond yields bodes well for the shares of growth companies that should produce superior earnings growth. With the U.S. economy likely to slow and foreign currencies strengthening against the dollar, Montag believes high-quality, global consumer growth companies are particularly attractive investments. Given the consistent demand for their products and favorable demographic trends, health care companies may continue to do well. Selected technology holdings that are benefiting from new product cycles and better worldwide industry conditions may also be rewarding investments.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

6                     THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 97.67%                                AMOUNT          VALUE
---------------------------------------------------------------------------------
BUSINESS SERVICES -- 3.66%
---------------------------------------------------------------------------------
Interpublic Group of Companies Inc................       500,000   $   39,875,000
Manpower Inc......................................       550,000       13,853,125
                                                                   --------------
                                                                       53,728,125
COMPUTER HARDWARE -- 13.45%
---------------------------------------------------------------------------------
Cisco Systems Inc. (a)............................       490,100       45,487,406
Compaq Computer Corporation (a)...................     1,070,000       44,873,125
Hewlett Packard Company...........................       700,000       47,818,750
Intel Corporation.................................       500,000       59,281,250
                                                                   --------------
                                                                      197,460,531
COMPUTER SERVICES -- 3.48%
---------------------------------------------------------------------------------
Solectron Corporation (a).........................       550,000       51,115,625
COMPUTER SOFTWARE -- 4.61%
---------------------------------------------------------------------------------
Electronic Arts (a)...............................       500,000       28,062,500
Microsoft Corporation (a).........................       285,000       39,525,938
                                                                   --------------
                                                                       67,588,438
CONSUMER PRODUCTS -- 9.45%
---------------------------------------------------------------------------------
Gillette Company..................................     1,400,000       67,637,500
Mattel Inc........................................       512,200       11,684,562
Procter & Gamble Company..........................       650,000       59,353,125
                                                                   --------------
                                                                      138,675,187
ELECTRICAL EQUIPMENT -- 3.48%
---------------------------------------------------------------------------------
General Electric Company..........................       500,000       51,031,250
ENTERTAINMENT & LEISURE -- 4.74%
---------------------------------------------------------------------------------
Carnival Corporation..............................       575,600       27,628,800
Walt Disney Company...............................     1,400,000       42,000,000
                                                                   --------------
                                                                       69,628,800
FOOD & BEVERAGES & TOBACCO -- 5.18%
---------------------------------------------------------------------------------
Bestfoods.........................................       550,000       29,287,500
Coca-Cola Company.................................       700,000       46,812,500
                                                                   --------------
                                                                       76,100,000
HEALTH CARE -- 3.25%
---------------------------------------------------------------------------------
Medtronic Inc.....................................       642,900       47,735,325
HOTELS & RESTAURANTS -- 6.90%
---------------------------------------------------------------------------------
Cracker Barrel Old Country Store..................       400,000        9,325,000
Marriott International Inc. (Class A).............       979,200       28,396,800
McDonald's Corporation............................       830,000       63,598,750
                                                                   --------------
                                                                      101,320,550

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------

MEDICAL INSTRUMENTS -- 2.74%
---------------------------------------------------------------------------------
Boston Scientific Corporation (a).................     1,500,000   $   40,218,750

MISC. FINANCIAL SERVICES -- 2.93%
---------------------------------------------------------------------------------
American Express Company..........................       420,000       42,945,000

MULTI-LINE INSURANCE -- 2.90%
---------------------------------------------------------------------------------
American International Group Inc..................       440,000       42,515,000

PHARMACEUTICALS -- 18.93%
---------------------------------------------------------------------------------
Bristol-Myers Squibb Company......................       480,000       64,230,000
Johnson & Johnson.................................       800,000       67,100,000
Lilly (Eli) & Company.............................       530,300       47,130,412
Merck & Company Inc...............................       264,400       39,048,575
Pfizer Inc........................................       481,300       60,373,069
                                                                   --------------
                                                                      277,882,056

RETAIL -- 8.70%
---------------------------------------------------------------------------------
Costco Companies Inc. (a).........................       435,700       31,452,094
Gap Inc...........................................       707,450       39,794,063
Home Depot Inc....................................       923,400       56,500,537
                                                                   --------------
                                                                      127,746,694

TELECOMMUNICATIONS -- 3.27%
---------------------------------------------------------------------------------
Tellabs Inc. (a)..................................       700,000       47,993,750
                                                                   --------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,024,543,859)................................    1,433,685,081
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.41%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
4.25% due 01/04/99
Collateral: U.S. Treasury Bond $28,420,000, 11.25%
due 08/15/22 Value $36,057,875....................  $ 35,345,000       35,345,000
                                                                   --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $35,345,000)...................................       35,345,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,059,888,859)................................   $1,469,030,081
OTHER ASSETS LESS LIABILITIES -- (0.08)%........................       (1,156,313)
                                                                   --------------
NET ASSETS -- 100%..............................................   $1,467,873,768
---------------------------------------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      7

ENTERPRISE EQUITY FUND

OPCAP ADVISORS
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became fund manager to this Enterprise fund on May 1, 1997. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Fund is long-term capital appreciation primarily from investments in securities of companies that are believed by the fund manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

INVESTMENT PHILOSOPHY

OpCap Advisors' investment process uses a fundamental, bottom-up process of value investing. The security selection process focuses on well-positioned companies that generate high returns on assets and free cash flow, have strong barriers to competition, have managements oriented to shareholder interests, and sell at reasonable valuation levels. A complete qualitative review of the business relative to its peers and its history is the key to the process. OpCap seeks securities whose undervaluation is great enough to provide significant upside reward with modest downside risk.

1998 PERFORMANCE REVIEW

The stock market continued its remarkable advance in 1998, with the Standard & Poor's 500 Index providing a total return of 28.6 percent, inclusive of reinvested dividends. This marked the fourth consecutive year in which the index has delivered a total return of more than 20 percent. The market has benefited throughout this period from an unusually favorable U.S. economic environment of moderate growth with declining interest rates and extremely low inflation.

Beneath the surface, however, there were many crosscurrents in 1998. The year's sharp increase for the S&P 500 was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Russell 2000, a benchmark of small company stocks, actually declined 2.6 percent in 1998. The strong relative performance of large versus small stocks reflected the preference of many investors for highly liquid large issues -- especially those with predictable earnings -- at a time when the international economic outlook was uncertain and widespread concern existed that the rate of economic growth in the U.S. might finally be slowing.

In addition, there was a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The S&P 500/BARRA Growth Index rose 42.2 percent in 1998 while the S&P 500/BARRA Value Index increased only 14.7 percent.

8                     THE ENTERPRISE GROUP OF FUNDS, INC.

Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that were inexpensive languished or even fell in price, while some highly valued growth stocks became even more expensive. For instance, the 10 greatest contributors to the S&P 500 Index in 1998 advanced an average of
82.4 percent, reaching an average multiple of 46.7 times trailing earnings.

Value investors had a difficult year. OpCap underperformed the market for several reasons. For one, it owns the stocks of a diverse group of large and mid-sized companies, and mid-cap stocks did not perform nearly as well as did the S&P 500, which is dominated by larger companies. In addition, the performance of the market in 1998 was driven primarily by large "growth" stocks, reflecting a preference of many investors for owning highly liquid issues -- especially those with predictable earnings -- in an uncertain global economic environment. Year-to-date performance differentials between value and growth styles of investing are common, and OpCap is confident the pendulum will swing back to value investing in time.

In addition, with its risk-averse investment philosophy, OpCap sometimes trails the market averages in periods of sharply rising prices. The fund manager focuses on long-term investments in quality companies rather than on attempting to predict near-term market trends.

The average price to earnings ratio of the stocks owned by the fund was 18.6 at the end of December, compared with a price to earnings ratio of 26.7 for the S&P 500, indicating the relative value of the fund's holdings. In contrast to their low relative valuations, the stocks owned by the fund are expected to generate returns on equity that are well above the average returns of the S&P 500 stocks. This combination of low relative stock market prices and superior business characteristics helps control risk and creates opportunity for investment profit.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Fund A                                  One Year   5/1/97-12/31/98
With Sales Charge                                            4.13%            15.05%
Without Sales Charge                                         9.38%            18.46%
S&P 500 Index*                                              28.57%            31.33%
Lipper Growth Fund Index*                                   25.69%            29.90%
                                          Enterprise Equity Fund -
                                                                 A     S&P 500 Index   Lipper Growth Fund Index
5/1/97                                                   $9,523.81        $10,000.00                 $10,000.00
12/31/97                                                $11,552.00        $12,256.00                 $12,310.00
12/31/98                                                $12,635.58        $15,757.54                 $15,472.44

                      THE ENTERPRISE GROUP OF FUNDS, INC.                      9

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Fund B                                                                            One Year   5/1/97 - 12/31/98
With Sales Charge                                                                                      4.82%              15.65%
Without Sales Charge                                                                                   8.82%              17.81%
S&P 500 Index*                                                                                        28.57%              31.33%
Lipper Growth Fund Index*                                                                             25.69%              29.90%
                                                                                    Enterprise Equity Fund -
                                                                                                           B       S&P 500 Index
5/1/97                                                                                            $10,000.00           $1,000.00
1997                                                                                              $12,080.30          $12,256.00
1998                                                                                              $12,745.78          $15,757.54

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Fund B
With Sales Charge
Without Sales Charge
S&P 500 Index*
Lipper Growth Fund Index*

                                                                         Lipper Growth Fund Index
5/1/97                                                                                 $10,000.00
1997                                                                                   $12,310.00
1998                                                                                   $15,472.44

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

Enterprise Equity Fund - C                                                                                One Year
With Sales Charge                                                                                            7.98%
Without Sales Charge                                                                                         8.98%
S&P 500 Index*                                                                                              28.57%
Lipper Growth Fund Index*                                                                                   25.69%
                                                                         Enterprise Equity Fund -
                                                                                                C    S&P 500 Index
5/1/97                                                                                 $10,000.00       $10,000.00
1997                                                                                   $12,089.20       $12,256.00
1998                                                                                   $13,174.81       $15,757.54

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Fund - C                                                      5/1/97 - 12/31/98
With Sales Charge                                                                          17.97%
Without Sales Charge                                                                       17.97%
S&P 500 Index*                                                                             31.33%
Lipper Growth Fund Index*                                                                  29.90%

                                                                         Lipper Growth Fund Index
5/1/97                                                                                 $10,000.00
1997                                                                                   $12,310.00
1998                                                                                   $15,472.44

10                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Equity Fund - Y
Cumulative Return
S&P 500 Index*
Lipper Growth Fund Index*
                                                                                Enterprise Equity Fund -
                                                                                                       Y    S&P 500 Index
10/31/98                                                                                      $10,000.00          $10,000
1998                                                                                          $10,318.60       $11,217.01

        AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Equity Fund - Y                                                           10/31/98 - 12/31/98
Cumulative Return                                                                                  3.19%
S&P 500 Index*                                                                                    12.17%
Lipper Growth Fund Index*                                                                         14.82%

                                                                                Lipper Growth Fund Index
10/31/98                                                                                         $10,000
1998                                                                                          $11,481.50

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

As for the prospects of the U.S. economy in 1999, the outlook is more challenging than is usually the case. OpCap expects capital spending and rates of inventory growth to slow and corporate profits to be mixed, with the potential for downside surprises as deflationary pressures and rapid changes derail profits at some companies. Clearly, these are negatives for the stock market.

On the other hand, the Federal Reserve Board has been cutting interest rates and adding money to the economy at an explosive rate, helping drive the stock market's strong performance in the fourth quarter of 1998. Given its concern about the health of international financial markets, the Fed is likely to persist in rapid monetary growth. Monetary stimulus and lower interest rates could therefore continue to benefit financial markets, housing and personal consumption in the coming year.

In terms of the economic problems being experienced internationally, renewed economic growth in Japan is a key part of the solution. Japanese banks still must rid their books of enough bad loans to be considered healthy and to contribute actively to financing economic growth. Even with government fiscal stimulus programs, it is likely that the Japanese economy will decline slightly this year. Europe is in much better shape, although its economic growth may slow in 1999 as exports and capital spending are negatively affected by external events. Severe economic problems still exist in the developing world, especially in Latin America.

OpCap continues to see many long-term positives, including powerful trends such as an information revolution that is transforming the way every business works, continued growth in demand for stocks from the Baby Boomers saving for retirement, a federal budget surplus and no inflation. Nonetheless, OpCap is concerned about the high valuation levels of many stocks.

The challenge for investors in the coming year will be to chart a course that captures favorable returns while guarding against the economic and market uncertainty that exists at this time. Through its disciplined value philosophy, OpCap seeks to do just that by owning businesses that generate high levels of cash and use that cash to create value for shareholders through all economic environments.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     11

ENTERPRISE EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 87.34%                                AMOUNT         VALUE
------------------------------------------------------------------------------
ADVERTISING -- 1.36%
------------------------------------------------------------------------------
Omnicom Group Inc.................................       4,000     $   232,000
AEROSPACE -- 3.75%
------------------------------------------------------------------------------
AlliedSignal Inc..................................      10,600         469,712
Lockheed Martin Corporation.......................       2,000         169,500
                                                                   -----------
                                                                       639,212
AUTOMOTIVE -- 3.36%
------------------------------------------------------------------------------
LucasVarity (ADR).................................      17,100         572,850
BANKING -- 3.34%
------------------------------------------------------------------------------
BankBoston Corporation............................       5,400         210,263
Wells Fargo & Company.............................       9,000         359,437
                                                                   -----------
                                                                       569,700
CHEMICALS -- 1.81%
------------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............       5,800         307,763
COMPUTER SERVICES -- 0.65%
------------------------------------------------------------------------------
Sabre Group Holdings Inc..........................       2,500         111,250
CONGLOMERATES -- 8.35%
------------------------------------------------------------------------------
Berkshire Hathaway Inc. (Class B) (a).............         137         318,500
Minnesota Mining & Manufacturing Company..........       5,900         419,638
Textron Inc.......................................       9,000         683,437
                                                                   -----------
                                                                     1,421,575
CONSUMER PRODUCTS -- 1.31%
------------------------------------------------------------------------------
International Flavours & Fragrances Inc...........       4,000         176,750
Mattel Inc........................................       2,000          45,625
                                                                   -----------
                                                                       222,375
CRUDE & PETROLEUM -- 0.91%
------------------------------------------------------------------------------
Anadarko Petroleum Corporation....................       5,000         154,375
DRUGS & MEDICAL PRODUCTS -- 1.45%
------------------------------------------------------------------------------
Becton, Dickinson & Company.......................       5,800         247,588
ELECTRICAL EQUIPMENT -- 1.21%
------------------------------------------------------------------------------
Avnet Inc.........................................       3,400         205,700
ELECTRONICS -- 3.40%
------------------------------------------------------------------------------
Conexant Systems Inc. (a).........................       1,000          16,850
Rockwell International Corporation................      14,000         563,062
                                                                   -----------
                                                                       579,912
ENTERTAINMENT & LEISURE -- 0.85%
------------------------------------------------------------------------------
Carnival Corporation..............................       3,000         144,000
FOOD & BEVERAGES & TOBACCO -- 5.58%
------------------------------------------------------------------------------
Diageo (ADR)......................................       6,100         282,125
Philip Morris Companies Inc.......................      12,500         668,750
                                                                   -----------
                                                                       950,875

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
HEALTH CARE -- 1.57%
------------------------------------------------------------------------------
Tenet Healthcare Corporation (a)..................      10,200     $   267,750
HOTELS & RESTAURANTS -- 2.25%
------------------------------------------------------------------------------
McDonald's Corporation............................       5,000         383,125
INSURANCE -- 14.64%
------------------------------------------------------------------------------
ACE Ltd...........................................      19,100         657,756
AFLAC Inc.........................................       6,700         294,800
Everest Reinsurance Holdings......................      14,400         560,700
EXEL Ltd. (Class A)...............................      11,107         833,025
Renaissance Holdings Ltd..........................       4,000         146,500
                                                                   -----------
                                                                     2,492,781
MACHINERY -- 5.07%
------------------------------------------------------------------------------
Caterpillar Inc...................................       6,200         285,200
Dover Corporation.................................      15,800         578,675
                                                                   -----------
                                                                       863,875
MANUFACTURING -- 4.71%
------------------------------------------------------------------------------
Avery Dennison Corporation........................      10,000         450,625
General Dynamics Corporation......................       6,000         351,750
                                                                   -----------
                                                                       802,375
MISC. FINANCIAL SERVICES -- 9.47%
------------------------------------------------------------------------------
Citigroup Inc.....................................       9,750         482,625
Conseco Inc.......................................      15,365         469,593
Countrywide Credit Industries Inc.................       5,600         281,050
Freddie Mac.......................................       5,900         380,181
                                                                   -----------
                                                                     1,613,449
MULTI-LINE INSURANCE -- 0.84%
------------------------------------------------------------------------------
American International Group Inc..................       1,475         142,522
PAPER & FOREST PRODUCTS -- 0.57%
------------------------------------------------------------------------------
Champion International Corporation................       2,400          97,200
PRINTING & PUBLISHING -- 0.77%
------------------------------------------------------------------------------
Donnelley R.R. & Sons Company.....................       3,000         131,438
RETAIL -- 1.88%
------------------------------------------------------------------------------
May Department Stores Company.....................       5,300         319,988
TELECOMMUNICATIONS -- 4.29%
------------------------------------------------------------------------------
Motorola Inc......................................       7,100         433,544
Sprint Corporation................................       3,100         260,787
Sprint PCS (a)....................................       1,550          35,844
                                                                   -----------
                                                                       730,175
TRANSPORTATION -- 3.95%
------------------------------------------------------------------------------
AMR Corporation (a)...............................       9,100         540,312
Canadian Pacific Ltd..............................       7,000         132,125
                                                                   -----------
                                                                       672,437
TOTAL COMMON STOCKS
(IDENTIFIED COST $14,023,820)...................................    14,876,290
------------------------------------------------------------------------------

12                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 15.53%
------------------------------------------------------------------------------
American Express Credit Corporation, 5.30% due
01/14/99..........................................    $500,000     $   499,043
Ford Motor Credit Company 4.76% due 01/05/99......     600,000         599,682
General Electric Capital Corporation, 5.28% due
01/13/99..........................................     200,000         199,648
General Electric Capital Corporation, 5.35% due
01/06/99..........................................     350,000         349,740
Household Finance Corporation, 5.25% due
01/25/99..........................................     500,000         498,250
Norwest Financial Inc., 5.50% due 01/22/99........     500,000         498,396
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $2,644,759)....................................     2,644,759
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.55%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/04/99 Collateral: U.S. Treasury Bond
$270,000, 13.25% due 05/15/14
Value $451,649....................................     435,000         435,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $435,000)......................................       435,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $17,103,579)...................................   $17,956,049
OTHER ASSETS LESS LIABILITIES -- (5.42)%........................      (923,383)
                                                                   -----------
NET ASSETS -- 100%..............................................   $17,032,666
------------------------------------------------------------------------------

(a) Non-income producing security.
ADR American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     13

ENTERPRISE GROWTH AND INCOME FUND

RETIREMENT SYSTEM INVESTORS INC.
New York, New York

INVESTMENT MANAGEMENT

Retirement System Investors Inc. ("RSI") has served as fund manager to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $597 million for all of its clients.

INVESTMENT OBJECTIVE

The objective of the Enterprise Growth and Income Fund is a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Index measured over a period of three to five years, by investing primarily in a broadly diversified group of large-capitalization stocks.

INVESTMENT PHILOSOPHY

RSI uses a fundamental analysis approach, including both qualitative and quantitative factors, applied to a universe of well-established companies. The fund manager seeks to identify reasonable valuations among this group of stocks. Forward earnings projections and relative valuation parameters are used to determine price objectives and return potential.

1998 PERFORMANCE REVIEW

The stock market recorded its fourth consecutive year of above-average gains. Interest rates, inflation, consumer spending, money supply and investor cash flows remained positive influences, offsetting concerns about foreign economies and credit market turbulence. The year was noted for its high volatility -- two price reversal moves of about 20 percent; continued narrowness of market leadership, favoring large-cap high-growth at the expense of cyclical, commodity and smaller issues; the emergence of Internet-related stocks as huge market gainers; and record-high earning valuations for the overall market.

For the full year, large-cap growth stocks outperformed value-oriented cyclical, commodity companies and smaller issues. The fund benefited from its relatively large weighting in technology and was negatively impacted by large aggregate positions in cyclical, commodity and financial sectors.
                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNSPERIODS ENDING DECEMBER 31,
                           1998
Enterprise Growth & Income Fund - A                                                                       One Year
With Sales Charge                                                                                           10.95%
Without Sales Charge                                                                                        16.50%
S&P 500 Index*                                                                                              28.57%
Lipper Growth & Income Fund Index*                                                                          13.58%
                                                              Enterprise Growth & Income Fund - A    S&P 500 Index
7/31/97                                                                                 $9,523.28       $10,000.00
12/31/97                                                                                $9,520.52       $10,243.00
1998                                                                                   $11,091.40       $13,169.43

  AVERAGE ANNUAL TOTAL RETURNSPERIODS ENDING DECEMBER 31,
                           1998
Enterprise Growth & Income Fund - A                                             7/31/97-12/31/98
With Sales Charge                                                                          7.57%
Without Sales Charge                                                                      11.34%
S&P 500 Index*                                                                            21.41%
Lipper Growth & Income Fund Index*                                                        11.00%
                                                               Lipper Growth & Income Fund Index
7/31/97                                                                               $10,000.00
12/31/97                                                                              $10,210.16
1998                                                                                  $11,596.70

14                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

Enterprise Growth & Income Fund - B                                                                            One Year
With Sales Charge                                                                                                11.95%
Without Sales Charge                                                                                             15.95%
S&P 500 Index*                                                                                                   28.57%
Lipper Growth & Income Fund Index*                                                                               13.58%
                                                                                    Enterprise Growth & Income Fund - B
7/31/97                                                                                                      $10,000.00
12/31/97                                                                                                      $9,976.00
1998                                                                                                         $11,567.17

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth & Income Fund - B                                       7/31/97-12/31/98
With Sales Charge                                                                    8.09%
Without Sales Charge                                                                10.80%
S&P 500 Index*                                                                      21.41%
Lipper Growth & Income Fund Index*                                                  11.00%
                                                                             S&P 500 Index    Lipper Growth & Income Fund Index

7/31/97                                                                         $10,000.00                           $10,000.00

12/31/97                                                                        $10,243.00                           $10,210.16

1998                                                                            $13,169.43                           $11,596.70


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth & Income Fund - C                                                                            One Year
With Sales Charge                                                                                                14.95%
Without Sales Charge                                                                                             15.95%
S&P 500 Index*                                                                                                   28.57%
Lipper Growth & Income Fund Index*                                                                               13.58%
                                                                                    Enterprise Growth & Income Fund - C
7/31/97                                                                                                      $10,000.00
12/31/97                                                                                                      $9,979.00
1998                                                                                                         $11,570.65

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Growth & Income Fund - C                                       7/31/97-12/31/98
With Sales Charge                                                                   10.83%
Without Sales Charge                                                                10.83%
S&P 500 Index*                                                                      21.41%
Lipper Growth & Income Fund Index*                                                  11.00%
                                                                             S&P 500 Index    Lipper Growth & Income Fund Index

7/31/97                                                                         $10,000.00                           $10,000.00

12/31/97                                                                        $10,243.00                           $10,210.16

1998                                                                            $13,169.43                           $11,596.70


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     15

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

Enterprise Growth & Income Fund - Y
S&P 500 Index*
Lipper Growth & Income Fund Index*
                                                                                    Enterprise Growth & Income Fund - Y
5/31/91                                                                                                      $10,000.00
1991                                                                                                         $11,311.45
1992                                                                                                         $11,889.47
1993                                                                                                         $13,791.78
1994                                                                                                         $14,584.81
1995                                                                                                         $19,864.51
1996                                                                                                         $24,723.37
1997                                                                                                         $31,559.38
1998                                                                                                         $36,949.72

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
                                                                               One Year                            Five Year
Enterprise Growth & Income Fund - Y                                              17.08%                               21.79%
S&P 500 Index*                                                                   28.57%                               24.06%
Lipper Growth & Income Fund Index*                                               13.58%                               17.38%
                                                                          S&P 500 Index    Lipper Growth & Income Fund Index
5/31/91                                                                      $10,000.00                           $10,000.00
1991                                                                         $10,895.00                           $10,703.00
1992                                                                         $11,725.20                           $11,733.81
1993                                                                         $12,907.10                           $13,449.41
1994                                                                         $13,077.47                           $13,393.73
1995                                                                         $17,991.99                           $17,564.40
1996                                                                         $22,122.95                           $21,195.84
1997                                                                         $29,503.16                           $26,892.43
1998                                                                         $37,932.22                           $30,544.42

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
                                                                          5/31/91-12/31/98
Enterprise Growth & Income Fund - Y                                                 18.79%
S&P 500 Index*                                                                      19.20%
Lipper Growth & Income Fund Index*                                                  15.84%

5/31/91
1991
1992
1993
1994
1995
1996
1997
1998

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

With the market at record valuation levels and an expected earnings slowdown, RSI is placing more emphasis on controlling portfolio risk while patiently seeking opportunities where its disciplines find them. Market breadth will broaden during the year, which should benefit the Growth and Income Fund, given its ample representation in value-type issues, which have previously lagged the market.

RSI expects to maintain its relatively large concentration in broad technology growth areas, but most new purchases will be in lower price-to-earnings, value/growth type companies that have lagged the market and now seem attractive on a risk/return basis.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

16                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 90.64%                                AMOUNT         VALUE
------------------------------------------------------------------------------

AEROSPACE -- 4.23%
------------------------------------------------------------------------------
AlliedSignal Inc..................................        44,800   $ 1,985,200
Lockheed Martin Corporation.......................         7,300       618,675
                                                                   -----------
                                                                     2,603,875
BANKING -- 1.72%
------------------------------------------------------------------------------
BankAmerica Corporation...........................         5,884       353,776
Chase Manhattan Corporation.......................        10,352       704,583
                                                                   -----------
                                                                     1,058,359
BASIC INDUSTRIES -- 2.16%
------------------------------------------------------------------------------
Aluminum Company of America.......................        17,800     1,327,212
BROADCASTING -- 1.25%
------------------------------------------------------------------------------
Time Warner Inc...................................        12,400       769,575
BUILDING & CONSTRUCTION -- 7.96%
------------------------------------------------------------------------------
Armstrong World Industries Inc....................        20,600     1,242,437
Martin Marietta Materials Inc.....................         7,000       435,313
Southdown Inc.....................................        54,372     3,218,143
                                                                   -----------
                                                                     4,895,893

CHEMICALS -- 0.98%
------------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............        11,400       604,913
COMPUTER HARDWARE -- 18.65%
------------------------------------------------------------------------------
Cisco Systems Inc. (a)............................         6,100       566,156
Dallas Semiconductor Corporation..................        38,930     1,586,398
EMC Corporation (a)...............................        50,100     4,258,500
Hewlett Packard Company...........................         6,100       416,706
IBM...............................................        13,100     2,420,225
Intel Corporation.................................        11,700     1,387,181
Xerox Corporation.................................         7,100       837,800
                                                                   -----------
                                                                    11,472,966

COMPUTER SERVICES -- 2.11%
------------------------------------------------------------------------------
Cadence Design Systems Inc. (a)...................        25,500       758,625
Safeguard Scientifics Inc.........................        19,600       537,775
                                                                   -----------
                                                                     1,296,400
COMPUTER SOFTWARE -- 8.28%
------------------------------------------------------------------------------
BMC Software Inc. (a).............................        34,550     1,539,634
Computer Associates International Inc.............         4,650       198,206
Hyperion Solutions Corporation....................         3,040        54,720
Learning Company Inc..............................        29,300       759,969
Sterling Commerce Inc. (a)........................        56,400     2,538,000
                                                                   -----------
                                                                     5,090,529

CRUDE & PETROLEUM -- 4.77%
------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
British Petroleum (ADR)...........................         9,194   $   873,430
Exxon Corporation.................................         8,100       592,312
Mobil Corporation.................................         9,500       827,687
Royal Dutch Petroleum (ADR).......................         4,700       225,013
Texaco Inc........................................         7,900       417,713
                                                                   -----------
                                                                     2,936,155

ELECTRICAL EQUIPMENT -- 5.41%
------------------------------------------------------------------------------
Emerson Electric Company..........................        42,900     2,595,450
General Electric Company..........................         7,200       734,850
                                                                   -----------
                                                                     3,330,300

ELECTRONICS -- 0.41%
------------------------------------------------------------------------------
Pmc Sierra Inc....................................         4,000       252,500

ENTERTAINMENT & LEISURE -- 0.19%
------------------------------------------------------------------------------
Callaway Golf Company.............................        11,400       116,850

FINANCE -- 0.19%
------------------------------------------------------------------------------
Merrill Lynch & Company Inc.......................         1,700       113,475

FOOD & BEVERAGES & TOBACCO -- 2.23%
------------------------------------------------------------------------------
Dole Food Inc.....................................        12,600       378,000
Philip Morris Companies Inc.......................        18,580       994,030
                                                                   -----------
                                                                     1,372,030

INSURANCE -- 2.33%
------------------------------------------------------------------------------
SunAmerica Inc....................................        17,627     1,429,990

LIFE INSURANCE -- 0.14%
------------------------------------------------------------------------------
American General Corporation......................         1,100        85,800

MACHINERY -- 5.38%
------------------------------------------------------------------------------
Deere & Company...................................        16,000       530,000
Ingersoll Rand Company............................        17,400       816,712
Snap-On Inc.......................................        56,400     1,963,425
                                                                   -----------
                                                                     3,310,137

MANUFACTURING -- 0.54%
------------------------------------------------------------------------------
Milacron Inc......................................        17,200       331,100

METALS & MINING -- 1.19%
------------------------------------------------------------------------------
Potash Corp. Saskatchewan Inc.....................        11,500       734,563

MISC. FINANCIAL SERVICES -- 1.81%
------------------------------------------------------------------------------
Citigroup Inc.....................................        22,500     1,113,750

OIL SERVICES -- 1.32%
------------------------------------------------------------------------------
Halliburton Company...............................         9,100       269,588
Schlumberger Ltd..................................        11,800       544,275
                                                                   -----------
                                                                       813,863

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     17

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
PROPERTY-CASUALTY INSURANCE -- 0.86%
------------------------------------------------------------------------------
Allstate Corporation..............................        13,700   $   529,163

PHARMACEUTICALS -- 3.62%
------------------------------------------------------------------------------
Bristol-Myers Squibb Company......................         5,475       732,623
Johnson & Johnson.................................         6,800       570,350
Lilly (Eli) & Company.............................           500        44,438
Merck & Company Inc...............................           400        59,075
Pfizer Inc........................................         5,800       727,537
Twinlab Corporation (a)...........................         7,000        91,875
                                                                   -----------
                                                                     2,225,898
RETAIL -- 4.60%
------------------------------------------------------------------------------
Ethan Allen Interiors Inc.........................           500        20,500
Federated Department Stores Inc. (a)..............        20,200       879,962
Pier 1 Imports Inc................................        72,900       706,219
Tiffany & Company.................................        23,550     1,221,656
                                                                   -----------
                                                                     2,828,337

SAVINGS AND LOAN -- 3.52%
------------------------------------------------------------------------------
Federal National Mortgage Association.............         8,700       643,800
Washington Mutual Inc.............................        39,900     1,523,681
                                                                   -----------
                                                                     2,167,481

TELECOMMUNICATIONS -- 4.79%
------------------------------------------------------------------------------
GTE Corporation...................................         7,700       500,500
Lucent Technologies Inc...........................        11,908     1,309,880
Northern Telecom Ltd..............................        12,580       630,572
Tellabs Inc. (a)..................................         7,400       507,363
                                                                   -----------
                                                                     2,948,315
TOTAL COMMON STOCKS
(IDENTIFIED COST $44,205,507)...................................    55,759,429
------------------------------------------------------------------------------
PREFERRED STOCK -- 0.92%
------------------------------------------------------------------------------

MISC. FINANCIAL SERVICES -- 0.92%
------------------------------------------------------------------------------
Kmart Financing...................................         9,800       567,788
                                                                   -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $596,863)......................................       567,788
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.64%
------------------------------------------------------------------------------
Ford Motor Credit Company 5.97% due 01/06/99......    $1,100,000   $ 1,099,088
General Motors Acceptance Corporation, 5.94% due
01/04/99..........................................     1,100,000     1,099,456
McDonalds Corporation 6.00% due 01/06/99..........       900,000       899,250
Midamerican Energy Company 6.20% due 01/04/99.....     1,600,000     1,599,173
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $4,696,967)....................................     4,696,967
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.52%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/04/99
Collateral: U.S. Treasury Bond $310,000, 6.25% due
02/28/02
Value $330,577....................................       320,000       320,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $320,000)......................................       320,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $49,819,337)...................................   $61,344,184
OTHER ASSETS LESS LIABILITIES -- 0.28%..........................       174,656
                                                                   -----------
NET ASSETS -- 100%..............................................   $61,518,840
------------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

18                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE EQUITY INCOME FUND

1740 ADVISERS, INC.
New York, New York

INVESTMENT MANAGEMENT

1740 Advisers has been fund manager to the Enterprise Equity Income Fund since its inception. 1740 Advisers manages more than $1.9 billion for institutional clients and its normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks.

INVESTMENT PHILOSOPHY

Above-average returns can be achieved by buying undervalued, out-of-favor stocks and selling them after the market has recognized and corrected their undervaluation. Dividend yield relative to the S&P 500 is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhances stability in the fund, and lessens overall market risk.

1998 PERFORMANCE REVIEW

For 1998, investment market action and performance was very narrow, confined mostly to focusing on big capitalization growth stocks, and especially the technology sector. In the S&P 500 only 15 stocks accounted for 50 percent of the increase. Most of these names have little or no dividend yield and thus the Equity Income Fund cannot own them. On the positive side, telecommunications, health care and financials helped the fund's performance.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - A                                 One Year                   Five Year
With Sales Charge                                                    5.84%                      16.22%
Without Sales Charge                                                11.13%                      17.37%
S&P 500/Barra Value Index*                                          14.68%                      19.88%
Lipper Equity Income Fund Index*                                    11.78%                      16.62%
                                           Enterprise Equity Income Fund -
                                                                         A   S&P 500/Barra Value Index
12/31/88                                                         $9,523.81                  $10,000.00
1989                                                            $11,195.52                  $12,613.00
1990                                                            $10,278.27                  $11,749.01
1991                                                            $12,699.42                  $14,399.59
1992                                                            $13,776.21                  $15,915.86
1993                                                            $15,628.83                  $18,876.21
1994                                                            $15,553.03                  $18,757.29
1995                                                            $20,747.28                  $25,697.49
1996                                                            $24,452.95                  $31,348.37
1997                                                            $31,319.83                  $40,746.61
1998                                                            $34,803.00                  $46,728.21

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - A                                Ten Year
With Sales Charge                                                  13.28%
Without Sales Charge                                               13.84%
S&P 500/Barra Value Index*                                         16.67%
Lipper Equity Income Fund Index*                                   14.89%

                                          Lipper Equity Income Fund Index
12/31/88                                                       $10,000.00
1989                                                           $12,264.00
1990                                                           $11,637.31
1991                                                           $14,742.14
1992                                                           $16,178.03
1993                                                           $18,578.85
1994                                                           $18,407.92
1995                                                           $23,899.01
1996                                                           $28,193.66
1997                                                           $35,851.05
1998                                                           $40,074.31

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     19

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - B                                                                                        One Year
With Sales Charge                                                                                                           6.49%
Without Sales Charge                                                                                                       10.49%
S&P 500/Barra Value Index*                                                                                                 14.68%
Lipper Equity Income Fund Index*                                                                                           11.78%
                                                                        Enterprise Equity    S&P 500/Barra   Lipper Equity Income
                                                                          Income Fund - B      Value Index             Fund Index
5/1/95                                                                         $10,000.00       $10,000.00             $10,000.00
1995                                                                           $12,057.10       $12,097.02             $11,790.00
1996                                                                           $14,133.92       $14,757.16             $13,908.66
1997                                                                           $17,999.83       $19,181.35             $17,686.26
1998                                                                           $19,587.48       $21,997.17             $19,769.70

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - B                                        5/1/95-12/31/98
With Sales Charge                                                                 20.10%
Without Sales Charge                                                              20.60%
S&P 500/Barra Value Index*                                                        23.95%
Lipper Equity Income Fund Index*                                                  20.40%
5/1/95
1995
1996
1997
1998

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - C                                                               One Year             5/1/97-12/31/98
With Sales Charge                                                                                  9.47%                      17.34%
Without Sales Charge                                                                              10.47%                      17.34%
S&P 500/Barra Value Index*                                                                        14.68%                      22.96%
Lipper Equity Income Fund Index*                                                                  11.78%                      20.00%
                                                                         Enterprise Equity Income Fund -
                                                                                                       C   S&P 500/Barra Value Index
5/1/97                                                                                        $10,000.00                  $10,000.00
12/31/97                                                                                      $11,820.90                  $12,311.00
1998                                                                                          $13,058.55                  $14,118.25

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - C
With Sales Charge
Without Sales Charge
S&P 500/Barra Value Index*
Lipper Equity Income Fund Index*

                                                                        Lipper Equity Income Fund Index

5/1/97                                                                                       $10,000.00

12/31/97                                                                                     $12,127.00

1998                                                                                         $13,555.56


20                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - Y                                                       1/31/98-12/31/98
Cumulative Return                                                                                 10.70%
S&P 500/Barra Value Index*                                                                        12.17%
Lipper Equity Income Fund Index*                                                                  11.59%
                                                                         Enterprise Equity Income Fund -
                                                                                                       Y   S&P 500/Barra Value Index
1/31/98                                                                                       $10,000.00                  $10,000.00
1998                                                                                             $11,070                     $11,217

     AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Equity Income Fund - Y
Cumulative Return
S&P 500/Barra Value Index*
Lipper Equity Income Fund Index*

                                                                        Lipper Equity Income Fund Index

1/31/98                                                                                      $10,000.00

1998                                                                                         $11,159.00


Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500/Barra Value Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

The question for stock market valuation in 1999 will be whether the market losses from lower earnings are offset by what it gains from lower rates. As of now the answer seems to be positive. As long as rates stay low and earnings are stable, the flow of money into equity funds should continue. Valuations are high, parts of the world are still fragile and, after four very strong years, the market is entitled to a breather.

With the expectation for slower economic growth, low inflation and lack of pricing power and uncertain earnings, selectivity becomes important. In this environment companies that can achieve unit growth and who do not need price increases to succeed should be favored. This means an emphasis on health care, pharmaceuticals, hospital supplies and telecommunications -- primarily telephones. Selected industrial names such as General Electric, Xerox and Pitney Bowes should also do well. Financials -- banks and insurance -- should benefit from lower interest rates.

At the other end of the spectrum from the stable growers are the economy-sensitive or cyclical stocks. The economic backdrop seems all wrong for them, but this is already well known and is reflected in their very depressed prices. If Southeast Asia stabilizes and shows some signs of improvement; the energy, basic materials and capital good stocks which were hurt the most by the economic crisis should benefit. The fund is slowly increasing exposure in international oils, paper, forest products and chemical stocks. It may be early, but usually these groups move in anticipation of change in the world outlook.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     21

ENTERPRISE EQUITY INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
COMMON STOCKS -- 93.89%                               AMOUNT       VALUE
----------------------------------------------------------------------------
AEROSPACE -- 2.58%
----------------------------------------------------------------------------
Northrop Grumman Corporation......................      20,000  $  1,462,500
Timken Company....................................      25,000       471,875
United Technologies Corporation...................      18,000     1,957,500
                                                                ------------
                                                                   3,891,875
AUTOMOTIVE -- 2.31%
----------------------------------------------------------------------------
Ford Motor Company................................      35,000     2,054,063
General Motors Corporation........................      20,000     1,431,250
                                                                ------------
                                                                   3,485,313
BANKING -- 9.18%
----------------------------------------------------------------------------
Bank of New York Company Inc......................      45,000     1,811,250
BankAmerica Corporation...........................      30,000     1,803,750
BankBoston Corporation............................      30,000     1,168,125
Bankers Trust New York Corporation................       5,000       427,188
Chase Manhattan Corporation.......................      28,000     1,905,750
First Union Corporation...........................      20,000     1,216,250
Fleet Financial Group Inc.........................      35,000     1,564,062
Mellon Bank Corporation...........................      20,000     1,375,000
Morgan J P & Company Inc..........................      10,000     1,050,625
Wells Fargo & Company.............................      38,000     1,517,625
                                                                ------------
                                                                  13,839,625

CAPITAL GOODS & SERVICES -- 0.98%
----------------------------------------------------------------------------
Cooper Industries Inc.............................      15,000       715,313
Harsco Corporation................................      25,000       760,937
                                                                ------------
                                                                   1,476,250

CHEMICALS -- 1.46%
----------------------------------------------------------------------------
Du Pont (E. I.) De Nemours & Company..............      28,000     1,485,750
Olin Corporation..................................      25,000       707,813
                                                                ------------
                                                                   2,193,563

COMMUNICATIONS -- 0.79%
----------------------------------------------------------------------------
Frontier Corporation..............................      35,000     1,190,000

COMPUTER HARDWARE -- 2.35%
----------------------------------------------------------------------------
Xerox Corporation.................................      30,000     3,540,000

CONGLOMERATES -- 1.48%
----------------------------------------------------------------------------
Minnesota Mining & Manufacturing Company..........      10,000       711,250

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Textron Inc.......................................      20,000  $  1,518,750
                                                                ------------
                                                                   2,230,000

CONSUMER DURABLES -- 0.95%
----------------------------------------------------------------------------
Dana Corporation..................................      35,000     1,430,625

CONSUMER NON-DURABLES -- 1.85%
----------------------------------------------------------------------------
Avon Products Inc.................................      55,000     2,433,750
Eastman Kodak Company.............................       5,000       360,000
                                                                ------------
                                                                   2,793,750

CONSUMER PRODUCTS -- 0.92%
----------------------------------------------------------------------------
Colgate Palmolive Company.........................      15,000     1,393,125

CRUDE & PETROLEUM -- 4.99%
----------------------------------------------------------------------------
Amoco Corporation.................................      14,000       845,250
British Petroleum (ADR)...........................      12,000     1,140,000
Chevron Corporation...............................      15,000     1,244,062
Exxon Corporation.................................      20,000     1,462,500
Mobil Corporation.................................      18,000     1,568,250
Royal Dutch Petroleum (ADR).......................      10,000       478,750
Texaco Inc........................................      15,000       793,125
                                                                ------------
                                                                   7,531,937

ELECTRICAL EQUIPMENT -- 4.59%
----------------------------------------------------------------------------
Emerson Electric Company..........................      30,000     1,815,000
General Electric Company..........................      50,000     5,103,125
                                                                ------------
                                                                   6,918,125

ELECTRONICS -- 1.38%
----------------------------------------------------------------------------
Amp Inc...........................................      40,000     2,082,500

ENERGY -- 7.49%
----------------------------------------------------------------------------
Atlantic Richfield Company........................      12,000       783,000
Consolidated Natural Gas Company..................      30,000     1,620,000
Duke Energy Company...............................      25,000     1,601,562
El Paso Energy Corporation........................      45,000     1,566,563
Enron Corporation.................................      30,000     1,711,875
Questar Corporation...............................      40,000       775,000
USX Marathon Group................................      30,000       903,750
Williams Companies Inc............................      75,000     2,339,062
                                                                ------------
                                                                  11,300,812

FOOD & BEVERAGES & TOBACCO -- 1.59%
----------------------------------------------------------------------------
Fortune Brands Inc................................      20,000       632,500

22                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Philip Morris Companies Inc.......................      33,000  $  1,765,500
                                                                ------------
                                                                   2,398,000

HOTELS & RESTAURANTS -- 0.15%
----------------------------------------------------------------------------
Felcor Lodging Trust Inc..........................      10,000       230,625
INSURANCE -- 1.38%
----------------------------------------------------------------------------
Cigna Corporation.................................      27,000     2,087,438
MACHINERY -- 2.67%
----------------------------------------------------------------------------
Caterpillar Inc...................................      23,000     1,058,000
Pitney Bowes Inc..................................      45,000     2,972,812
                                                                ------------
                                                                   4,030,812

MANUFACTURING -- 0.47%
----------------------------------------------------------------------------
Eaton Corporation.................................      10,000       706,875

MISC. FINANCIAL SERVICES -- 1.31%
----------------------------------------------------------------------------
Citigroup Inc.....................................      40,000     1,980,000

MULTI-LINE INSURANCE -- 1.19%
----------------------------------------------------------------------------
Lincoln National Corporation......................      22,000     1,799,875

OIL SERVICES -- 2.49%
----------------------------------------------------------------------------
Baker Hughes Inc..................................      45,000       795,937
Diamond Offshore Drilling Inc.....................      30,000       710,625
Halliburton Company...............................      40,000     1,185,000
Schlumberger Ltd..................................      23,000     1,060,875
                                                                ------------
                                                                   3,752,437

PROPERTY-CASUALTY INSURANCE -- 0.69%
----------------------------------------------------------------------------
St. Paul Companies Inc............................      30,000     1,042,500

PAPER & FOREST PRODUCTS -- 1.80%
----------------------------------------------------------------------------
Georgia Pacific Corporation.......................      25,000     1,464,063
International Paper Company.......................      28,000     1,254,750
                                                                ------------
                                                                   2,718,813
PAPER PRODUCTS -- 1.26%
----------------------------------------------------------------------------
Bowater Inc.......................................      20,000       828,750
Temple-Inland Inc.................................      18,000     1,067,625
                                                                ------------
                                                                   1,896,375
PHARMACEUTICALS -- 8.88%
----------------------------------------------------------------------------
American Home Products Corporation................      40,000     2,252,500
Baxter International Inc..........................      30,000     1,929,375
Bristol-Myers Squibb Company......................      18,000     2,408,625
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Lilly (Eli) & Company.............................       8,000  $    711,000
Merck & Company Inc...............................       8,000     1,181,500
Pharmacia & Upjohn Inc............................      35,000     1,981,875
Schering Plough Corporation.......................       8,000       442,000
Smithkline Beecham (ADR)..........................      25,000     1,737,500
Warner-Lambert Company............................      10,000       751,875
                                                                ------------
                                                                  13,396,250

PUBLISHING -- 1.69%
----------------------------------------------------------------------------
McGraw Hill Inc...................................      25,000     2,546,875

RAW MATERIALS -- 3.72%
----------------------------------------------------------------------------
Carpenter Technology Corporation..................      15,000       509,063
Phelps Dodge Corporation..........................      10,000       508,750
Reynolds Metals Company...........................      15,000       790,312
Rohm & Haas Company...............................      28,000       843,500
Union Camp Corporation............................      25,000     1,687,500
Weyerhaeuser Company..............................      25,000     1,270,312
                                                                ------------
                                                                   5,609,437

REAL ESTATE -- 2.35%
----------------------------------------------------------------------------
Avalon Bay Communities Inc........................      10,000       342,500
Boston Properties Inc.............................      20,000       610,000
Crescent Real Estate Equities.....................      25,000       575,000
Developers Diversified Realty.....................      20,000       355,000
Equity Office Properties Trust....................      25,000       600,000
Equity Residential Properties Trust...............      15,000       606,563
Health Care Property Investors Inc................      15,000       461,250
                                                                ------------
                                                                   3,550,313

RETAIL -- 0.56%
----------------------------------------------------------------------------
Sears Roebuck & Company...........................      20,000       850,000

SAVINGS AND LOAN -- 2.37%
----------------------------------------------------------------------------
Federal National MortgageAssociation..............      25,000     1,850,000
Washington Mutual Inc.............................      45,000     1,718,437
                                                                ------------
                                                                   3,568,437

TECHNOLOGY -- 0.99%
----------------------------------------------------------------------------
Harris Corporation................................      17,000       622,625
Thomas & Betts Corporation........................      20,000       866,250
                                                                ------------
                                                                   1,488,875

TELECOMMUNICATIONS -- 10.65%
----------------------------------------------------------------------------
Ameritech Corporation.............................      35,000     2,218,125
AT & T Corporation................................      30,000     2,257,500

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     23

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Bell Atlantic Corporation.........................      32,000  $  1,696,000
BellSouth Corporation.............................      48,000     2,394,000
GTE Corporation...................................      28,000     1,820,000
SBC Communications Inc............................      40,000     2,145,000
Sprint Corporation................................      20,000     1,682,500
Sprint PCS (a)....................................      10,000       231,250
U S West Inc......................................      25,000     1,615,625
                                                                ------------
                                                                  16,060,000

UTILITIES -- 4.38%
----------------------------------------------------------------------------
American Electric Power Inc.......................      25,000     1,176,562
Carolina Power & Light Company....................      25,000     1,176,563
CMS Energy Corporation............................      30,000     1,453,125
Edison International..............................      45,000     1,254,375
FPL Group Inc.....................................      25,000     1,540,625
                                                                ------------
                                                                   6,601,250
                                                                ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $106,502,795)................................   141,612,687
----------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 0.33%
----------------------------------------------------------------------------
Freddie Mac Discount Notes, 5.04% due 12/02/99....  $  500,000       496,878
                                                                ------------
TOTAL SHORT-TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $496,878)....................................       496,878
----------------------------------------------------------------------------

COMMERCIAL PAPER -- 7.07%
----------------------------------------------------------------------------
American Express Credit Corporation, 5.05% due
01/04/99..........................................     400,000       399,832
                                                      NUMBER
                                                    OF SHARES
                                                        OR
                                                    PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
Banc One Funding Corporation 5.41% due 01/22/99...  $1,000,000  $    996,844
Enterprise Funding Corporation 5.43% due
01/20/99..........................................   1,000,000       997,134
Ford Motor Credit Company 5.35% due 01/07/99......     200,000       199,822
General Electric Capital Corporation, 5.33% due
01/22/99..........................................     600,000       598,135
Heller Financial Inc. Discount Common Paper, 5.52%
due 01/25/99......................................   1,500,000     1,494,480
Household Finance Corporation 5.17% due
01/21/99..........................................   2,500,000     2,492,819
Prudential Funding Corporation 5.17% due
01/15/99..........................................   2,000,000     1,995,979
Riverwoods Funding Corporation 5.18% due
01/15/99..........................................   1,500,000     1,496,978
                                                                ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $10,672,023).................................    10,672,023
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $117,671,696)................................  $152,781,588
OTHER ASSETS LESS LIABILITIES -- (1.29)%......................    (1,948,278)
                                                                ------------
NET ASSETS -- 100%............................................  $150,833,310
----------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipts.

See notes to financial statements.

24                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE CAPITAL APPRECIATION FUND

PROVIDENT INVESTMENT COUNSEL, INC.
Pasadena, California

INVESTMENT MANAGEMENT

Provident Investment Counsel has been fund manager to the Enterprise Capital Appreciation Fund since inception. Provident Investment Counsel manages approximately $20 billion for institutional clients, and its usual investment minimum is $5 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

INVESTMENT PHILOSOPHY

Provident's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. The investment strategy seeks to create a fund of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than is the overall market.

1998 PERFORMANCE REVIEW

The Enterprise Capital Appreciation Fund had an excellent year. To start, 1998 will be remembered as the year that astonished investors. Despite global turmoil and the prospect of slowing corporate profit growth, the large-cap market delivered an historically unprecedented fourth straight year of gains exceeding 20 percent. Specifically, the Russell 1000 Growth posted a gain of nearly 39 percent. Other capitalization stock categories did not do nearly as well, with the Russell MidCap Growth Index posting a gain of nearly 18 percent for the year. Given its exposure to both large and mid-cap stocks, Class A of the Enterprise Capital Appreciation Fund posted a gain of 30 percent, still beating the S&P 500 return of 28.6 percent. This past year was a tumultuous one -- in the financial markets, foreign affairs and domestic politics -- and it was at times a challenge for investors (and often their advisers) to stay the course. In the end, though, perseverance and discipline were greatly rewarded.

The Enterprise Capital Appreciation Fund can attribute its superior performance to several factors. First, Provident emphasized the retail sector given its strong outlook on consumer spending. This sector was up nearly 76 percent for the Russell 1000 Growth in 1998, and the Enterprise Capital Appreciation Fund had a triple sector overweighting in stocks such as Kohls, Safeway, and Family Dollar Stores. Next, the Fund benefited from technology services stocks. While 1998 may have been an exceptionally volatile year for technology names, especially given their exposure to foreign markets, the software side posted phenomenal gains, mostly in the fourth quarter. The Enterprise Capital Appreciation Fund contained names such as America Online, Dell Computer, Fiserv, Lucent Technologies and Lycos. Finally, the dramatic underweighting in the consumer non-durable sector helped fund performance. Much of this sector was overly exposed to multinational markets, with the Fund holding only Clear Channel Communications at year-end. This sector was up only 10 percent in the large-cap Russell index, with many other areas providing better opportunities.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     25

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund -
A
With Sales Charge
Without Sales Charge
S&P 500/Barra Growth Index*
Lipper Cap. Appr. Fund Index*
                                         Enterprise Capital Appreciation Fund -
                                                                              A    S&P 500/Barra Growth Index
12/31/88                                                              $9,524.16                    $10,000.00
1989                                                                 $12,788.09                    $13,640.00
1990                                                                 $13,279.15                    $13,667.28
1991                                                                 $21,119.16                    $18,911.42
1992                                                                 $22,350.41                    $19,870.22
1993                                                                 $23,626.61                    $20,204.04
1994                                                                 $22,809.13                    $20,836.43
1995                                                                 $28,671.08                    $28,779.28
1996                                                                 $33,407.54                    $35,680.55
1997                                                                 $40,179.25                    $48,718.22
1998                                                                 $52,293.70                    $69,252.95

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund -
A                                                            One Year   Five Year   Ten Year
With Sales Charge                                              23.98%      16.09%     17.99%
Without Sales Charge                                           30.15%      17.22%     18.57%
S&P 500/Barra Growth Index*                                    42.15%      27.94%     21.35%
Lipper Cap. Appr. Fund Index*                                  19.98%      16.26%     15.71%

                                         Lipper Cap. Appr. Fund Index
12/31/88                                                   $10,000.00
1989                                                       $12,830.00
1990                                                       $11,831.83
1991                                                       $16,275.86
1992                                                       $17,506.31
1993                                                       $20,263.56
1994                                                       $19,765.08
1995                                                       $26,008.86
1996                                                       $29,897.19
1997                                                       $35,867.66
1998                                                       $43,034.01

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - B
With Sales Charge
Without Sales Charge
S&P 500/Barra Growth Index*
Lipper Cap Appr. Fund Index*
                                                                                 Enterprise Capital Appreciation Fund -
                                                                                                                      B
5/1/95                                                                                                          $10,000
1995                                                                                                         $11,898.80
1996                                                                                                         $13,787.62
1997                                                                                                         $16,489.30
1998                                                                                                         $21,044.56

         AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - B                                                                                   One Year
With Sales Charge                                                                                                            25.44%
Without Sales Charge                                                                                                         29.44%
S&P 500/Barra Growth Index*                                                                                                  42.15%
Lipper Cap Appr. Fund Index*                                                                                                 19.98%

                                                                                   Barra/Growth Index   Lipper Cap Appr. Fund Index
5/1/95                                                                                        $10,000                    $10,000.00
1995                                                                                       $12,258.67                    $12,093.00
1996                                                                                       $15,198.30                    $13,900.90
1997                                                                                       $20,751.75                    $16,676.91
1998                                                                                       $29,498.62                    $20,008.96

         AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - B                                          5/1/95-12/31/98
With Sales Charge                                                                          22.47%
Without Sales Charge                                                                       22.94%
S&P 500/Barra Growth Index*                                                                34.27%
Lipper Cap Appr. Fund Index*                                                               20.80%

5/1/95
1995
1996
1997
1998

26                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund C                                                                           One Year
With Sales Charge                                                                                                  28.60%
Without Sales Charge                                                                                               29.60%
S&P 500/Barra Growth Index*                                                                                        42.15%
Lipper Cap. Appr. Fund Index*                                                                                      19.98%
                                                                                   Enterprise Capital Appreciation Fund -
                                                                                                                        C
5/1/97                                                                                                         $10,000.00
1997                                                                                                           $12,234.60
1998                                                                                                           $15,856.04

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund C                                               5/1/97-12/31/98
With Sales Charge                                                                             31.82%
Without Sales Charge                                                                          31.82%
S&P 500/Barra Growth Index*                                                                   39.09%
Lipper Cap. Appr. Fund Index*                                                                 26.34%

                                                                          S&P 500/Barra Growth Index  Lipper Cap. Appr. Fund Index

5/1/97                                                                                    $10,000.00                    $10,000.00

1997                                                                                      $12,199.00                    $12,311.00

1998                                                                                      $17,340.88                    $14,770.74


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - Y
Cumulative Return
S&P 500/Barra Growth Index*
Lipper Capital Appreciation Fund Index*
                                                                               Enterprise Capital Appreciation Fund -
                                                                                                                    Y
10/31/98                                                                                                   $10,000.00
1998                                                                                                       $11,757.00

        AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - Y
Cumulative Return
S&P 500/Barra Growth Index*
Lipper Capital Appreciation Fund Index*

                                                                                 S&P 500/Barra Growth Index
10/31/98                                                                                         $10,000.00
1998                                                                                             $12,373.79

        AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Capital Appreciation Fund - Y                                                          5/31/1998-12/31/98

Cumulative Return                                                                                             17.57%

S&P 500/Barra Growth Index*                                                                                   23.74%

Lipper Capital Appreciation Fund Index*                                                                        8.88%

                                                                                    Lipper Capital Appreciation Fund

                                                                                                               Index

10/31/98                                                                                                  $10,000.00

1998                                                                                                      $10,887.79


Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500/Barra Growth Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

Given the low inflation environment in the U.S. with stronger wage growth and record low savings rates, the Fund will continue to emphasize retail into 1999. Emphasis will be on only the highest-quality, "best in class" technology names with superior fundamentals, market share, proprietary products and solid management. The Enterprise Capital Appreciation Fund will continue to seek companies with quality of operations and earnings in both the large and mid-capitalization markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     27

ENTERPRISE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 95.98%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

ADVERTISING -- 1.18%
---------------------------------------------------------------------------------
Outdoor Systems Inc. (a)..........................         58,000   $   1,740,000

BANKING -- 2.07%
---------------------------------------------------------------------------------
FIRSTAR Corporation...............................         32,720       3,051,140

BROADCASTING -- 2.74%
---------------------------------------------------------------------------------
Clear Channel Communications (a)..................         44,000       2,398,000
Infinity Broadcasting Corporation (Class A) (a)...         60,000       1,642,500
                                                                    -------------
                                                                        4,040,500

BUSINESS SERVICES -- 5.61%
---------------------------------------------------------------------------------
Ceridian Corporation (a)..........................         24,000       1,675,500
Computer Sciences Corporation (a).................         25,000       1,610,937
Concord EFS Inc. (a)..............................         50,000       2,118,750
CSG Systems International Inc.(a).................         20,000       1,580,000
Paychex Inc.......................................         25,000       1,285,938
                                                                    -------------
                                                                        8,271,125

COMPUTER HARDWARE -- 2.51%
---------------------------------------------------------------------------------
Dell Computer Corporation (a).....................         30,000       2,195,625
Lexmark International Group Inc. (Class A) (a)....         15,000       1,507,500
                                                                    -------------
                                                                        3,703,125
COMPUTER SERVICES -- 12.34%
---------------------------------------------------------------------------------
America Online Inc. (a)...........................         54,000       8,640,000
Boole & Babbage Inc. (a)..........................         15,000         441,562
Cadence Design Systems Inc. (a)...................         25,400         755,650
Fiserv Inc. (a)...................................         60,000       3,086,250
Lycos Inc. (a)....................................         30,000       1,666,875
Sungard Data Systems Inc. (a).....................         50,000       1,984,375
Synopsys Inc. (a).................................         30,000       1,627,500
                                                                    -------------
                                                                       18,202,212

COMPUTER SOFTWARE -- 1.16%
---------------------------------------------------------------------------------
BMC Software Inc. (a).............................         10,000         445,625
SAP Aktiengesellschaft (ADR)......................         35,000       1,262,188
                                                                    -------------
                                                                        1,707,813

ELECTRONICS -- 0.98%
---------------------------------------------------------------------------------
SCI Systems Inc. (a)..............................         25,000       1,443,750

FINANCE -- 6.31%
---------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Associates First Capital Corporation (Class A)....         60,000   $   2,542,500
MBNA Corporation..................................        200,502       5,000,019
Metris Companies Inc..............................         35,000       1,760,937
                                                                    -------------
                                                                        9,303,456

HEALTH CARE -- 7.48%
---------------------------------------------------------------------------------
Cardinal Health Inc...............................         30,000       2,276,250
Henry Schein Inc. (a).............................         30,000       1,342,500
McKesson Corporation..............................         40,000       3,162,500
Omnicare Inc......................................         50,000       1,737,500
Pss World Medical Inc. (a)........................         45,000       1,035,000
Total Renal Care Holdings Inc. (a)................         50,000       1,478,125
                                                                    -------------
                                                                       11,031,875

MANUFACTURING -- 4.09%
---------------------------------------------------------------------------------
Tyco International Ltd............................         80,000       6,035,000

MEDICAL INSTRUMENTS -- 2.81%
---------------------------------------------------------------------------------
Sofamor/Danek Group Inc. (a)......................         34,100       4,151,675

MEDICAL SERVICES -- 4.22%
---------------------------------------------------------------------------------
Health Management Associates Inc. (Class A) (a)...         90,142       1,949,321
Quintiles Transnational Corporation (a)...........         80,000       4,270,000
                                                                    -------------
                                                                        6,219,321

PHARMACEUTICALS -- 9.20%
---------------------------------------------------------------------------------
Elan (ADR) (a)....................................         54,000       3,756,375
Pfizer Inc........................................         35,000       4,390,312
Schering Plough Corporation.......................         75,400       4,165,850
Watson Pharmaceuticals Inc. (a)...................         20,000       1,257,500
                                                                    -------------
                                                                       13,570,037

RETAIL -- 22.87%
---------------------------------------------------------------------------------
Bed Bath & Beyond Inc. (a)........................         72,600       2,477,475
Costco Companies Inc. (a).........................         65,000       4,692,188
CVS Corporation...................................         70,000       3,850,000
Dollar General Corporation........................         52,800       1,247,400
Dollar Tree Stores Inc. (a).......................         57,450       2,509,847
Family Dollar Stores Inc..........................        140,000       3,080,000
Kohl's Corporation (a)............................         70,000       4,300,625
Linens 'n Things Inc. (a).........................         40,000       1,585,000
Office Depot Inc. (a).............................         43,000       1,588,313

28                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Safeway Inc. (a)..................................         95,000   $   5,789,062
Staples Inc. (a)..................................         60,025       2,622,342
                                                                    -------------
                                                                       33,742,252

TECHNOLOGY -- 1.45%
---------------------------------------------------------------------------------
Linear Technology Corporation.....................          9,300         832,931
Waters Corporation (a)............................         15,000       1,308,750
                                                                    -------------
                                                                        2,141,681

TELECOMMUNICATIONS -- 8.13%
---------------------------------------------------------------------------------
Alltel Corporation................................         20,000       1,196,250
Lucent Technologies Inc...........................         33,000       3,630,000
MCI Worldcom Inc. (a).............................        100,000       7,175,000
                                                                    -------------
                                                                       12,001,250

WASTE MANAGEMENT -- 0.83%
---------------------------------------------------------------------------------
Allied Waste Industries Inc. (a)..................         52,000       1,228,500
TOTAL COMMON STOCKS
(IDENTIFIED COST $81,056,188)....................................     141,584,712
---------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.07%
---------------------------------------------------------------------------------
General Electric Capital Corporation, 5.485% due
01/20/99..........................................  $   6,000,000       6,000,000
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $6,000,000).....................................       6,000,000
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.90%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
3.25% due 01/04/99
Collateral: U.S. Treasury Note $2,790,000, 5.38%
due 01/31/00 Value $2,870,213.....................  $   2,810,000   $   2,810,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,810,000).....................................       2,810,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $89,866,188)....................................   $ 150,394,712
OTHER ASSETS LESS LIABILITIES -- (1.95)%.........................      (2,882,987)
                                                                    -------------
NET ASSETS -- 100%...............................................   $ 147,511,725
---------------------------------------------------------------------------------

(a) Non-income producing security.
ADR American Depository Receipts.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     29

ENTERPRISE SMALL COMPANY GROWTH FUND

WILLIAM D. WITTER, INC.
New York, New York

INVESTMENT MANAGEMENT

William D. Witter, Inc., which has approximately $905 million in assets under management, became manager of the fund on September 2, 1998. William D. Witter's normal investment minimum for a separate account is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation by investing primarily in common stocks of small-capitalization companies believed by the fund manager to have an outlook for strong earnings growth and potential for significant capital appreciation.

INVESTMENT PHILOSOPHY

William D. Witter will seek out stocks of small companies that are expected to have above-average growth in earnings which are reasonably valued. The manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-to-earnings ratio of the stock. Generally, the manager will not buy a stock if the price-to-earnings ratio exceeds the growth rate. By using this valuation parameter, the manager believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the manager believes the stock price exceeds the valuation criteria or when the stock appreciates to the point where it is substantially overweighted in the fund or when the company no longer meets expectations. The manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

1998 PERFORMANCE REVIEW

A key influence on the results of the fund during 1998 was the general environment that affected all small-capitalization issues. The first quarter benefited from a strong 5.5 percent GDP growth rate, which was accompanied by a surprising low level of price increases. Common stocks appreciated. In a continuation of the trend of the prior year, however, large-capitalization issues outperformed those of smaller companies. In that quarter, the total return of the S&P 500 was 14.1 percent versus a 10.3 percent return for the Russell 2000. By the end of the second quarter the divergence increased (S&P +17.9 percent, Russell 2000 +5.1 percent).

As concerns developed during the summer about the inability of Japan to invigorate its economy, Russia's virtual economic collapse, and the near-failure of Long Term Capital Management LP, interest in investing in small companies was further reduced. By the time William D. Witter, Inc., assumed the responsibility of managing the Enterprise Small Company Growth Fund on September 2, the Russell 2000 was off more than 22 percent for the year. The S&P was virtually even for that time frame. During the balance of 1998, the Russell 2000 recovered most of its loss and finished up 2.4 percent.

The low valuation levels that a number of equities, such as Atlas Air, reached in September and early October positively affected the results in the last four months of the year. The shares of this air freight carrier receded to

30                    THE ENTERPRISE GROUP OF FUNDS, INC.

$20.63 from $41.00 five months earlier. Twenty thousand shares of Atlas Air were purchased at $21.80. At December 31, 1998, Atlas Air was valued at close to $49.00. Other air transportation issues such as Alaska Air were in a similar position.

A factor that had a slight negative influence on the results was the unusually high turnover in the fund associated with the managerial change of the fund.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                ENTERPRISE SMALL          RUSSELL 2000     LIPPER SMALL CAP
                                            COMPANY GROWTH FUND - A          INDEX            FUND INDEX
7/31/97                                                    $ 9,524.36         $ 10,000.00        $ 10,000.00
1997                                                       $ 9,182.63         $ 10,610.10        $ 10,258.00
1998                                                       $ 8,809.81         $ 10,338.49        $ 10,170.81
Average Annual Total Returns
Periods ending December 31, 1998
Enterprise Small Company Growth Fund - A                     One Year    7/31/97-12/31/98
With Sales Charge                                              -8.63%              -8.54%
Without Sales Charge                                           -4.06%              -5.35%
Russell 2000 Index*                                            -2.56%               2.37%
Lipper Small Cap Fund Index*                                   -0.85%               1.20%

During 1998, an investment in the above hypothetical shareholder account decreased $373 compared to a decrease of $273 and an increase of $3,883 in the Russell 2000 and the Russell 1000 Growth index, respectively.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Growth Fund - B                                               One Year    7/31/97-12/31/98
With Sales Charge                                                                        -8.93%              -9.15%
Without Sales Charge                                                                     -5.14%              -6.24%
Russell 2000 Index*                                                                      -2.56%               2.37%
Lipper Small Cap Fund Index*                                                             -0.85%               1.18%
                                                       Enterprise Small Company Growth Fund - B  Russell 2000 Index
7/31/97                                                                              $10,000.00          $10,000.00
12/31/97                                                                              $9,620.95          $10,610.10
1998                                                                                  $9,126.43          $10,338.49

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Growth Fund - B
With Sales Charge
Without Sales Charge
Russell 2000 Index*
Lipper Small Cap Fund Index*
                                            Lipper Small Cap Fund Index
7/31/97                                                      $10,000.00
12/31/97                                                     $10,255.30
1998                                                         $10,168.13

During 1998, an investment in the above hypothetical shareholder account decreased $493 compared to a decrease of $272 and an increase of $3,883 in the Russell 2000 and the Russell 1000 Growth index, respectively.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     31

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998

Enterprise Small Company Growth Fund - C                     One Year    7/31/97-12/31/98
With Sales Charge                                              -5.71%              -6.00%
Without Sales Charge                                           -4.76%              -6.00%
Russell 2000 Index*                                            -2.56%               2.37%
Lipper Small Cap Fund Index*                                   -2.56%               2.37%
                                                     Enterprise Small        Russell 2000   Lipper Small Cap
                                              Company Growth Fund - C               Index         Fund Index
7/31/97                                                    $10,000.00          $10,000.00         $10,000.00
12/31/97                                                    $9,617.00          $10,610.10         $10,255.30
1998                                                        $9,159.23          $10,338.49         $10,168.13

During 1998, an investment in the above hypothetical shareholder account decreased $458 compared to a decrease of $272 and an increase of $3,883 in the Russell 2000 and the Russell 1000 Growth index, respectively.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

                                                                                                                           One Year
Enterprise Small Company Growth Fund - Y                                                                                     -3.76%
Russell 2000 Index*                                                                                                          -2.56%
Lipper Small Cap Fund Index*                                                                                                 -0.85%
                                                                                  Enterprise Small                     Lipper Small
                                                                           Company Growth Fund - Y   Russell 2000    Cap Fund Index
5/31/91                                                                                 $10,000.00     $10,000.00        $10,000.00
1991                                                                                    $12,062.05     $10,773.46        $11,557.00
1992                                                                                    $14,075.21     $12,756.85        $12,850.23
1993                                                                                    $17,696.76     $15,167.90        $15,024.49
1994                                                                                    $19,531.91     $14,891.84        $14,952.37
1995                                                                                    $27,258.73     $19,127.08        $19,680.31
1996                                                                                    $34,828.48     $22,281.14        $22,506.40
1997                                                                                    $38,293.92     $27,265.43        $25,893.61
1998                                                                                    $36,854.07     $26,567.44        $25,673.52

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
                                                                         Five Year    5/31/91-12/31/98
Enterprise Small Company Growth Fund - Y                                    15.80%              18.75%
Russell 2000 Index*                                                         11.86%              13.74%
Lipper Small Cap Fund Index*                                                11.31%              13.22%
5/31/91
1991
1992
1993
1994
1995
1996
1997
1998

During 1998, an investment in the above hypothetical shareholder account decreased $1,440 compared to a decrease of $698 and an increase of $10,897 in the Russell 2000 and the Russell 1000 Growth index, respectively.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  * The Russell 2000 Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. The Russell 2000 Index replaces the Russell 1000 Value Index as the broad-based comparison to the Fund as it more appropriately reflects the securities market in which the Fund invests. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

32                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

A continuation of a 2.5 percent to 3 percent economic growth rate is anticipated. While new obstacles such as the current crisis in Brazil are undoubtedly going to appear, the combination of the capital investments and restructuring decisions of the late 1980s and of the 1990s has created a positive environment.

Several of the keys to the recent and, Witter believes, future growth are the productivity improvements associated with new technologies for use in industry, commerce and telecommunications. Consequently, Witter will continue to look for investment opportunities in the technology sector.

Due to higher valuation levels, positions in some of the software holdings may be reduced. The semi-conductor equipment sector appears to have strong fundamentals beginning in the year 2000. Additions may be made to the Fund in this area. Some commercial service providers such as Charles River Associates have substantial opportunities for both exceptional revenue and earnings growth. This sector as well as health care are ones that Witter expects to expand. While it appears early, oil service issues are being reviewed as future fund additions.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     33

ENTERPRISE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 96.43%                                AMOUNT         VALUE
------------------------------------------------------------------------------
AEROSPACE -- 2.54%
------------------------------------------------------------------------------
AAR Corporation...................................        16,000   $   382,000
Tristar Aerospace Company (a).....................        49,000       343,000
                                                                   -----------
                                                                       725,000
BUSINESS SERVICES -- 7.28%
------------------------------------------------------------------------------
Charles River Associates Inc. (a).................        25,000       546,875
Labor Ready Inc. (a)..............................        40,500       797,344
Maximus Inc. (a)..................................        19,750       730,750
                                                                   -----------
                                                                     2,074,969
COMPUTER HARDWARE -- 3.24%
------------------------------------------------------------------------------
National Computer Systems Inc.....................        25,000       925,000
COMPUTER SERVICES -- 4.15%
------------------------------------------------------------------------------
Cymer Inc. (a)....................................        50,000       731,250
Kronos Inc. (a)...................................        10,200       451,988
                                                                   -----------
                                                                     1,183,238
COMPUTER SOFTWARE -- 13.17%
------------------------------------------------------------------------------
Legato Systems Inc. (a)...........................        13,500       890,156
Pervasive Software Inc. (a).......................        80,000     1,540,000
Verity Inc. (a)...................................        50,000     1,325,000
                                                                   -----------
                                                                     3,755,156
CONSTRUCTION -- 0.51%
------------------------------------------------------------------------------
Stolt Comex Seaway (ADR) (a)......................        25,900       145,688
DRUGS & MEDICAL PRODUCTS -- 2.38%
------------------------------------------------------------------------------
Geltex Pharmaceuticals Inc. (a)...................        30,000       678,750
ELECTRICAL EQUIPMENT -- 2.31%
------------------------------------------------------------------------------
C & D Technologies................................        24,000       660,000
ELECTRONICS -- 7.59%
------------------------------------------------------------------------------
Barringer Technologies Inc. (a)...................       116,500     1,004,812
Lernout & Hauspie Speech Products (a).............        16,000       522,000
Veeco Instruments Inc. (a)........................        12,000       637,500
                                                                   -----------
                                                                     2,164,312
FINANCE -- 7.08%
------------------------------------------------------------------------------
Doral Financial Corporation.......................        37,000       818,625
Hambrecht & Quist Group (a).......................        25,000       567,188
Raymond James Financial Inc.......................        30,000       633,750
                                                                   -----------
                                                                     2,019,563
MANUFACTURING -- 8.82%
------------------------------------------------------------------------------
Astropower Inc. (a)...............................        46,000       442,750
Candela Corporation (a)...........................        51,000       286,875
Mueller Industries Inc. (a).......................        25,000       507,812

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Trinity Industries Inc............................        16,000   $   616,000
Varlen Corporation................................        28,750       663,047
                                                                   -----------
                                                                     2,516,484
MEDICAL INSTRUMENTS -- 2.36%
------------------------------------------------------------------------------
Theragenics Corporation (a).......................        40,000       672,500
MEDICAL SERVICES -- 3.34%
------------------------------------------------------------------------------
Maxxim Medical Inc. (a)...........................        32,000       952,000
OIL SERVICES -- 1.19%
------------------------------------------------------------------------------
Atwood Oceanics Inc. (a)..........................        20,000       340,000
PHARMACEUTICALS -- 1.38%
------------------------------------------------------------------------------
Jones Pharma Inc..................................        10,800       394,200
RETAIL -- 2.12%
------------------------------------------------------------------------------
Rush Enterprises Inc. (a).........................        55,000       605,000
TECHNOLOGY -- 8.99%
------------------------------------------------------------------------------
Applied Science & Technology Inc. (a).............        79,000       809,750
Catalytica Inc. (a)...............................        45,000       810,000
Flir Systems Inc. (a).............................        27,000       627,750
Mecon Inc. (a)....................................        30,000       315,000
                                                                   -----------
                                                                     2,562,500
TRANSPORTATION -- 17.98%
------------------------------------------------------------------------------
Alaska Air Group Inc. (a).........................        23,000     1,017,750
Amtran Inc. (a)...................................        24,000       651,000
Atlas Air Inc. (a)................................        28,000     1,370,250
Ryanair Holdings (ADR) (a)........................        24,000       906,000
Sea Containers Ltd. (Class A).....................        39,500     1,182,531
                                                                   -----------
                                                                     5,127,531
TOTAL COMMON STOCKS
(IDENTIFIED COST $21,105,380)...................................    27,501,891
------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.81%
------------------------------------------------------------------------------
Novartis Finance Corporation 5.25% due 01/04/99...    $1,087,000     1,086,524
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,086,524)....................................     1,086,524
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $22,191,904)...................................   $28,588,415
OTHER ASSETS LESS LIABILITIES -- (0.24)%........................       (69,093)
                                                                   -----------
NET ASSETS -- 100%..............................................   $28,519,322
------------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

34                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE SMALL COMPANY VALUE FUND

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

INVESTMENT MANAGEMENT

Gabelli Asset Management Company, which manages approximately $7.2 billion for institutional clients and whose normal investment minimum is $500,000, became manager of the fund on July 1, 1996.

INVESTMENT OBJECTIVE

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation, primarily through investment in the equity securities of companies that have a market capitalization of no more than $1 billion.

INVESTMENT PHILOSOPHY

Gabelli Asset Management Company's focus is on free cash flow, which it believes to be the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. Gabelli also looks at long-term earnings trends, and analyzes on and off balance sheet assets and liabilities. Gabelli wants to know everything and anything that will add or detract from its private market value estimates. Finally, Gabelli looks for a catalyst -- something happening in the company's industry or indigenous to the company itself that will reveal value.

1998 PERFORMANCE REVIEW

Small company stocks had a lackluster year, especially when compared to the larger market indices. The last quarter of the year reversed the sharp correction seen in the third quarter. The best performers in the fund were media and communications companies. Price Communications, the cellular telephone company, rose 372 percent. Cable company Century Communications rose 225 percent. Its affiliate telephone company, Centennial Cellular, was acquired and resulted in a $200 million gain for Century. Another telephone holding, Viatel, rose 115 percent. Data Broadcasting increased 218 percent for the year. The company plans an initial public offering of MarketWatch, its business news and data web site.

The Fund's largest holding, Cablevision, rose 109 percent. This follows a stellar performance in 1997. Cablevision is one of the leading telecommunications and entertainment companies. Its businesses include cable in the core media markets of New York, Boston and Cleveland. It owns Madison Square Garden Properties, including the New York Knicks and Rangers.

Industrial companies that devise a portion of their revenues from outside the U.S. were challenges. These stocks were negatively impacted by the sluggishness of the Southeast Asian economy. Companies such as Aeroquip-Vickers, Flowserve, and Daniel Industries were poor performers, as were issues such as Pioneer Group, Watts Industries and TVX Gold.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     35

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,1998
Enterprise Small Company Value Fund - A                                                  One Year      Five Year         Inception*
With Sales Charge                                                                           0.11%         12.02%             12.62%
Without Sales Charge                                                                        5.15%         13.10%             13.67%
Russell 2000 Index*                                                                        -2.56%         11.86%             11.81%
Lipper Small Cap Fund Index*                                                               -0.85%         11.30%             11.30%
                                                                         Enterprise Small Company   Russell 2000   Lipper Small Cap
                                                                                   Value Fund - A          Index         Fund Index
10/1/93                                                                                 $9,523.81     $10,000.00         $10,000.00
12/31/93                                                                               $10,088.57     $10,262.00         $10,269.00
1994                                                                                   $10,122.87     $10,075.23         $10,219.40
1995                                                                                   $11,062.78     $12,940.63         $13,450.78
1996                                                                                   $12,310.66     $15,074.54         $15,382.98
1997                                                                                   $17,757.44     $18,446.71         $17,693.19
1998                                                                                   $18,671.42     $17,974.48         $17,542.80

During 1998, an investment in the above hypothetical shareholder account increased $914 compared to a decrease of $472 and an increase of $3,476 in the Russell 2000 and the Russell 1000 Value index, respectively.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Value Fund - B                                                  One Year   5/1/95-12/31/98
With Sales Charge                                                                           0.44%            16.34%
Without Sales Charge                                                                        4.44%            16.88%
Russell 2000 Index*                                                                        -2.56%            14.96%
Lipper Small Cap Fund Index*                                                               -0.85%            13.72%
                                                                         Enterprise Small Company      Russell 2000
                                                                                   Value Fund - B             Index
5/1/95                                                                                 $10,000.00        $10,000.00
1995                                                                                   $10,686.60        $12,011.05
1996                                                                                   $11,837.55        $13,991.67
1997                                                                                   $16,975.04        $17,121.61
1998                                                                                   $17,428.73        $16,683.30

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Value Fund - B
With Sales Charge
Without Sales Charge
Russell 2000 Index*
Lipper Small Cap Fund Index*
                                                                         Lipper Small Cap
                                                                               Fund Index
5/1/95                                                                         $10,000.00
1995                                                                           $12,291.00
1996                                                                           $14,056.73
1997                                                                           $16,167.76
1998                                                                           $16,029.69

During 1998, an investment in the above hypothetical shareholder account decreased $454 compared to a decrease of $438 and an increase of $3,148 in the Russell 2000 and the Russell 1000 Value index, respectively.

36                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Value Fund - C                                                  One Year   5/1/97-12/31/98
With Sales Charge                                                                           4.03%            23.10%
Without Sales Charge                                                                        5.03%            23.10%
Russell 2000 Index*                                                                        -2.56%            14.52%
Lipper Small Cap Fund Index*                                                               -0.85%            15.40%
                                                                         Enterprise Small Company      Russell 2000
                                                                                   Value Fund - C             Index
5/1/97                                                                                 $10,000.00        $10,000.00
1997                                                                                   $13,468.40        $12,808.00
1998                                                                                   $14,145.20        $12,699.13

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Small Company Value Fund - C
With Sales Charge
Without Sales Charge
Russell 2000 Index*
Lipper Small Cap Fund Index*
                                                                         Lipper Small Cap
                                                                               Fund Index
5/1/97                                                                         $10,000.00
1997                                                                           $12,868.06
1998                                                                           $12,808.00

During 1998, an investment in the above hypothetical shareholder account increased $677 compared to a decrease of $329 and an increase of $1,977 in the Russell 2000 and the Russell 1000 Value index, respectively.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

                                                                                         One Year    5/31/95-12/31/98
Enterprise Small Company Value Fund - Y                                                     6.13%              17.93%
Russell 2000 Index*                                                                        -2.56%              14.78%
Lipper Small Cap Fund Index*                                                               -0.85%              13.57%
                                                                         Enterprise Small Company        Russell 2000
                                                                                   Value Fund - Y               Index
5/31/95                                                                                $10,000.00          $10,000.00
1995                                                                                   $10,535.90          $11,808.09
1996                                                                                   $11,782.30          $13,755.25
1997                                                                                   $17,028.96          $16,832.30
1998                                                                                   $18,072.83          $16,401.39

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998

Enterprise Small Company Value Fund - Y
Russell 2000 Index*
Lipper Small Cap Fund Index*
                                                                         Lipper Small Cap
                                                                               Fund Index
5/31/95                                                                        $10,000.00
1995                                                                           $12,102.00
1996                                                                           $13,839.85
1997                                                                           $15,922.74
1998                                                                           $15,787.40

During 1998, an investment in the above hypothetical shareholder account increased $1,044 compared to a decrease of $431 and an increase of $3,020 in the Russell 2000 and the Russell 1000 Value index, respectively.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The Russell 2000 Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. The Russell 2000 Index replaces the Russell 1000 Value Index as the broad-based comparison to the Fund as it more appropriately reflects the securities market in which the Fund invests. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     37

FUTURE INVESTMENT STRATEGY

Gabelli believes the four legs supporting the stock market stool are low inflation, low interest rates, a powerful flow of funds and strong corporate profit growth. While the first three remain very positive, there are doubts about the fourth. Weak Asian markets and the ongoing international currency crisis could lead to problems in the Latin American currencies. Serious economic problems for the United States' Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia.

While the U.S. economy is starting to slow, it is still advancing at respectable pace. If Latin America remains stable and American consumers continue to spend, the U.S. economy may continue to expand, albeit at a slower pace than in recent years.

Gabelli will continue to try to find many true business bargains in the small-cap sector. These bargains present the opportunity for financially robust companies to continue to snap up other companies in their own and related industries due to necessity. For example, a telecommunications company that does not offer a full range of services (long distance and local telephone Internet access and transmission and home entertainment services) will likely have a very bleak future. This bodes well for the Fund during the coming year.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

38                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
COMMON STOCKS -- 94.88%                               AMOUNT         VALUE
------------------------------------------------------------------------------

ADVERTISING -- 1.18%
------------------------------------------------------------------------------
BOWLIN Outdoor Advertising & Travel Center Inc.
(a)..............................................        15,000   $     76,875
The Ackerley Group Inc...........................        97,000      1,770,250
                                                                  ------------
                                                                     1,847,125

AEROSPACE -- 8.17%
------------------------------------------------------------------------------
AAR Corporation..................................        15,000        358,125
Aeroquip Vickers Inc.............................       100,000      2,993,750
Ametek Inc.......................................        35,000        780,937
Coltec Industries Inc. (a).......................        60,000      1,170,000
Curtiss-Wright Corporation.......................        22,000        838,750
Gencorp Inc......................................        30,000        748,125
Kaman Corporation (Class A)......................        68,000      1,092,250
Moog Inc. (Class A) (a)..........................        15,000        586,875
Sequa Corporation (Class A) (a)..................        19,000      1,137,625
Sequa Corporation (Class B) (a)..................         8,500        624,750
SPS Technologies Inc. (a)........................        43,000      2,434,875
                                                                  ------------
                                                                    12,766,062

AGGREGATE -- 0.99%
------------------------------------------------------------------------------
Calmat Company...................................        50,000      1,543,750

APPAREL & TEXTILES -- 0.11%
------------------------------------------------------------------------------
Carlyle Industries Inc. (a)......................       150,000        168,750

AUTOMOTIVE -- 6.84%
------------------------------------------------------------------------------
A.O. Smith Corporation...........................        10,500        257,906
Borg-Warner Automotive Inc.......................         7,000        390,687
Clarcor Inc......................................        52,000      1,040,000
Lund International
Holdings Inc. (a)................................        20,000        170,000
Modine Manufacturing Company.....................        60,000      2,175,000
Navistar International
Corporation Inc. (a).............................        12,000        342,000
Scheib Earl Inc. (a).............................        85,000        467,500
Standard Motor Products Inc......................       110,000      2,667,500
Superior Industries
International Inc................................        32,000        890,000
Tyler Corporation (a)............................        20,000        122,500
Wynns International Inc..........................        98,326      2,175,463
                                                                  ------------
                                                                    10,698,556
BROADCASTING -- 6.56%
------------------------------------------------------------------------------
BHC Communications Inc. (Class A) (a)............         3,500        427,000

                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Chris-Craft Industries Inc. (a)..................        40,950   $  1,973,278
Fisher Companies Inc.............................        15,000      1,027,500
Gray Communications Systems Inc..................        29,250        535,641
Gray Communications Systems Inc. (Class B).......        33,000        451,688
Paxson Communications Corporation (a)............        95,000        872,812
United Television Inc............................        17,300      1,989,500
USA Networks Inc. (a)............................        90,000      2,981,250
                                                                  ------------
                                                                    10,258,669

BUILDING & CONSTRUCTION -- 0.25%
------------------------------------------------------------------------------
Core Materials Corporation.......................       110,000        385,000

BUSINESS SERVICES -- 0.72%
------------------------------------------------------------------------------
Nashua Corporation (a)...........................        85,000      1,131,563

CABLE -- 7.41%
------------------------------------------------------------------------------
AFC Cable Systems Inc. (a).......................        30,000      1,008,750
Cablevision Systems Corporation (Class A) (a)....       120,000      6,022,500
Century Communications
Corporation (Class A) (a)........................        30,000        951,562
Mercom Inc. (a)..................................       135,000      1,586,250
Rogers Communications Inc. (Class B) (a).........       140,000      1,242,500
TCI Satellite Entertainment Inc. (Class A) (a)...        43,000         61,813
United Video Satellite Group (Class A) (a).......        30,000        708,750
                                                                  ------------
                                                                    11,582,125

CHEMICALS -- 1.84%
------------------------------------------------------------------------------
Church & Dwight Company Inc......................        18,000        646,875
Lawter International Inc.........................       110,000      1,278,750
Sybron Chemicals Inc. (a)........................        70,000        945,000
                                                                  ------------
                                                                     2,870,625

COMMUNICATIONS -- 0.35%
------------------------------------------------------------------------------
Western Wireless Corporation.....................        25,000        550,000

COMPUTER HARDWARE -- 0.03%
------------------------------------------------------------------------------
Cerion Technologies Inc. (a).....................       120,000         52,500

CONSUMER DURABLES -- 1.03%
------------------------------------------------------------------------------
Hussmann International Inc.......................        80,000      1,550,000
Noel Group (a)...................................        15,000         16,875

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     39

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Oneida Ltd.......................................         3,500   $     51,844
                                                                  ------------
                                                                     1,618,719

CONSUMER PRODUCTS -- 0.49%
------------------------------------------------------------------------------
American Safety Razor
Company (a)......................................        31,000        372,000
ARC International Corporation (a)................        26,000         40,625
Mikasa Inc.......................................        28,000        357,000
Milestone Scientific Inc. (a)....................         3,000          3,375
                                                                  ------------
                                                                       773,000

CONSUMER SERVICES -- 1.50%
------------------------------------------------------------------------------
Berlitz International Inc. (a)...................        25,000        725,000
ITT Educational Services Inc. (a)................        30,000      1,020,000
Loewen Group Inc. (ADR)..........................        55,000        464,062
N2K Inc. (a).....................................        10,000        130,625
                                                                  ------------
                                                                     2,339,687

ELECTRICAL EQUIPMENT -- 1.42%
------------------------------------------------------------------------------
Ampco-Pittsburgh Corporation.....................        57,000        619,875
Donaldson Inc....................................        10,000        207,500
Oak Technology Inc. (a)..........................       100,000        350,000
Thomas Industries Inc............................        42,500        834,063
UCAR International Inc. (a)......................        12,000        213,750
                                                                  ------------
                                                                     2,225,188

ELECTRONICS -- 0.43%
------------------------------------------------------------------------------
CTS Corporation..................................        15,000        652,500
Power-One Inc. (a)...............................         2,000         14,000
                                                                  ------------
                                                                       666,500
ENTERTAINMENT & LEISURE -- 5.47%
------------------------------------------------------------------------------
Ascent Entertainment
Group Inc. (a)...................................        55,000        405,625
Bull Run Corporation (a).........................       100,000        337,500
Florida Panthers Holdings Inc. (a)...............        45,000        419,062
Gaylord Entertainment Company....................       114,000      3,434,250
GC Companies Inc. (a)............................        60,000      2,497,500
Grand Casinos Inc. (a)...........................        60,000        483,750
Jackpot Enterprises Inc. (a).....................        38,000        358,625
Spelling Entertainment Group Inc.................        81,000        607,500
                                                                  ------------
                                                                     8,543,812

FINANCE -- 0.96%
------------------------------------------------------------------------------
Advest Group Inc.................................        15,000        277,500
Pioneer Group Inc................................        50,000        987,500
                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Southwest Securities Group Inc...................        11,500   $    231,438
                                                                  ------------
                                                                     1,496,438

FOOD & BEVERAGES & TOBACCO -- 4.43%
------------------------------------------------------------------------------
Brunos Inc. (a)..................................        30,000         22,969
Buenos Aires Embotelladora (ADR) (a)(d)..........        22,794              0
Celestial Seasonings Inc. (a)....................        68,000      1,891,250
Chock Full o' Nuts
Corporation (a)..................................        40,000        250,000
General Cigar Holdings Inc. (Class A) (a)........       160,000      1,390,000
General Cigar Holdings Inc. (Class B) (a)........         8,000         69,500
Ingles Markets Inc. (Class A)....................        50,000        546,875
Pepsi Cola Puerto Rico Bottling Company (a)......        90,000        466,875
Ralcorp Holdings Inc. (a)........................        21,000        383,250
Vermont Pure Holdings Ltd........................         5,000         23,437
Vlasic Foods International Inc. (a)..............        10,000        238,125
Whitman Corporation..............................        65,000      1,649,375
                                                                  ------------
                                                                     6,931,656

HOTELS & RESTAURANTS -- 0.98%
------------------------------------------------------------------------------
Aztar Corporation (a)............................       155,000        784,688
Extended Stay America Inc. (a)...................        35,000        367,500
Trump Hotels & Casino
Resorts Inc. (a).................................       100,000        375,000
                                                                  ------------
                                                                     1,527,188

INSURANCE -- 4.26%
------------------------------------------------------------------------------
Argonaut Group Inc...............................        70,000      1,715,000
Liberty Corporation..............................        88,000      4,334,000
Midland Company..................................        25,000        603,125
                                                                  ------------
                                                                     6,652,125

MACHINERY -- 6.42%
------------------------------------------------------------------------------
Baldwin Technology Company Inc. (Class A) (a)....       100,000        562,500
Banner Aerospace Inc. (a)........................        52,000        490,750
Commercial Intertech Corporation.................        18,000        232,875
Daniel Industries Inc............................        55,000        666,875
Fairchild Corporation (Class A) (a)..............        68,000      1,071,000
Flowserve Corporation............................        92,000      1,523,750
Hach Company.....................................        32,000        384,000
Hach Company (Class A)...........................        41,000        420,250
Idex Corporation.................................        32,000        784,000

40                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Katy Industries Inc..............................        58,000   $  1,018,625
Kollmorgen Corporation...........................        55,000        838,750
Nortek Inc. (a)..................................        25,000        690,625
Paxar Corporation (a)............................        95,000        849,062
Standex International Corporation................        10,000        262,500
Tennant Company..................................         3,000        120,375
Watts Industries Inc. (Class A)..................         7,000        116,375
                                                                  ------------
                                                                    10,032,312

MANUFACTURING -- 3.49%
------------------------------------------------------------------------------
Barnes Group Inc.................................        35,000      1,028,125
Belden Inc.......................................        18,000        381,375
Bway Corporation (a).............................         6,000         90,375
Cuno Inc. (a)....................................         7,000        113,750
Fedders Corporation (Class A)....................        65,000        341,250
Graco Inc........................................        20,000        590,000
Industrial Distribution
Group Inc. (a)...................................        42,000        320,250
Material Sciences Corporation (a)................        20,000        170,000
Myers Industries Inc.............................         6,000        171,750
Oil Dri Corporation of America...................        35,000        525,000
Park Ohio Holdings
Corporation (a)..................................        67,000      1,013,375
Rawlings Sporting Goods Company, Inc. (a)........        20,000        226,250
Strattec Security Corporation (a)................        16,000        480,000
                                                                  ------------
                                                                     5,451,500
METALS & MINING -- 0.43%
------------------------------------------------------------------------------
TVX Gold Inc. (a)................................       160,000        290,000
WHX Corporation (a)..............................        38,000        382,375
                                                                  ------------
                                                                       672,375
MISC. FINANCIAL SERVICES -- 0.63%
------------------------------------------------------------------------------
Data Broadcasting Corporation (a)................        55,000        983,125
NEUTRACEUTICALS -- 0.36%
------------------------------------------------------------------------------
Irwin Naturals/4Health Inc. (a)..................        15,000         71,250
Natures Sunshine Products Inc....................         5,000         76,250
Weider Nutrition International Inc...............        65,000        414,375
                                                                  ------------
                                                                       561,875
PAPER PRODUCTS -- 0.34%
------------------------------------------------------------------------------
Greif Brothers Corporation (Class A).............        18,000        525,375

PHARMACEUTICALS -- 3.24%
------------------------------------------------------------------------------
                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Agribrands International Inc. (a)................        10,000   $    300,000
Carter Wallace Inc...............................       140,000      2,747,500
Ivax Corporation (a).............................       150,000      1,865,625
Twinlab Corporation (a)..........................        12,000        157,500
                                                                  ------------
                                                                     5,070,625

PRINTING & PUBLISHING -- 6.46%
------------------------------------------------------------------------------
Belo (A.H.) Corporation (Class A)................        28,000        558,250
Lee Enterprises Inc..............................        52,000      1,638,000
McClatchy Company (Class A)......................        50,000      1,768,750
Media General Inc. (Class A).....................        38,800      2,056,400
Penton Media Inc.................................        70,000      1,417,500
Price Communications
Corporation (a)..................................        46,874        606,432
Pulitzer Publishing Company......................         7,000        606,375
Thomas Nelson Inc................................        85,000      1,147,500
Topps Company Inc. (a)...........................        60,000        300,000
                                                                  ------------
                                                                    10,099,207

REAL ESTATE -- 1.47%
------------------------------------------------------------------------------
Catellus Development
Corporation (a)..................................       120,000      1,717,500
Griffin Land & Nurseries Inc. (a)................        37,000        471,750
Gyrodyne Company
of America Inc. (a)..............................         8,000        106,000
                                                                  ------------
                                                                     2,295,250

RETAIL -- 1.97%
------------------------------------------------------------------------------
Coldwater Creek Inc. (a).........................        31,000        426,250
Lillian Vernon Corporation.......................       105,500      1,740,750
Neiman Marcus Group Inc. (a).....................        35,000        872,813
ValueVision International Inc. (Class A) (a).....         5,000         35,156
                                                                  ------------
                                                                     3,074,969

SECURITY & INVESTIGATION SERVICES -- 3.59%
------------------------------------------------------------------------------
Borg-Warner Security
Corporation (a)..................................        26,000        487,500
Pittway Corporation (Class A)....................        18,000        595,125
Rollins Inc......................................       252,000      4,410,000
Wackenhut Corporation (Class A)..................         5,000        127,187
                                                                  ------------
                                                                     5,619,812

TELECOMMUNICATIONS -- 7.80%
------------------------------------------------------------------------------
Aerial Communications Inc. (a)...................        80,000        470,000

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     41

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------
Aliant Communications Inc........................        28,000   $  1,144,500
Associated Group Inc.
(Class A) (a)....................................        21,000        903,000
Atlantic Tele-Network Inc........................        12,000        108,750
Centennial Cellular Corporation (Class A) (a)....        51,600      2,115,600
Commonwealth Telephone Enterprises Inc...........        20,410        683,735
Communications Systems Inc.......................        38,000        448,875
COMSAT Corporation...............................        50,000      1,800,000
GST Telecommunications Inc. (a)..................        80,000        525,000
Rogers Cantel Mobile Communications Inc. (Class
B) (a)...........................................        45,000        548,438
Telephone and Data Systems Inc...................        75,000      3,370,312
Viatel Incorporated..............................         3,000         68,625
                                                                  ------------
                                                                    12,186,835

TRANSPORTATION -- 1.77%
------------------------------------------------------------------------------
GATX Corporation.................................        42,000      1,590,750
Hudson General Corporation.......................        16,000      1,008,000
TransPro Inc.....................................        35,000        170,625
                                                                  ------------
                                                                     2,769,375

UTILITIES -- 1.26%
------------------------------------------------------------------------------
Citizens Utilities Company (Class B) (a).........       100,750        818,594
Eastern Enterprises..............................        25,000      1,093,750
Southwest Gas Corporation........................         2,000         53,750
                                                                  ------------
                                                                     1,966,094

WASTE MANAGEMENT -- 0.14%
------------------------------------------------------------------------------
Envirosource Inc. (a)............................        43,414        222,497
WIRELESS COMMUNICATIONS -- 0.09%
------------------------------------------------------------------------------
Teligent Inc. (Class A) (a)......................         5,000        143,750
TOTAL COMMON STOCKS
(IDENTIFIED COST $140,300,966).................................    148,304,014
------------------------------------------------------------------------------
                                                      NUMBER
                                                    OF SHARES
                                                   OR PRINCIPAL
                                                      AMOUNT         VALUE
------------------------------------------------------------------------------

U.S. TREASURY BILLS -- 4.53%
------------------------------------------------------------------------------
U.S. Treasury Bill
4.30% due 02/11/99...............................    $1,005,000   $  1,000,078
U.S. Treasury Bill
4.355% due 02/18/99..............................     1,165,000      1,158,235
U.S. Treasury Bill
4.42% due 02/04/99...............................     1,578,000      1,571,413
U.S. Treasury Bill
4.43% due 01/21/99...............................     1,007,000      1,004,522
U.S. Treasury Bill
4.48% due 01/21/99...............................       554,000        552,621
U.S. Treasury Bill
4.49% due 01/21/99...............................     1,803,000      1,798,503
                                                                  ------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $7,085,372)...................................      7,085,372
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.71%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
3.25% due 01/04/99
Collateral: U.S. Treasury Bond $680,000 13.25%
due 05/15/14,
Value $1,137,487.................................     1,110,000      1,110,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,110,000)...................................      1,110,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $148,496,338).................................   $156,499,386
OTHER ASSETS LESS LIABILITIES -- (0.12)%.......................       (187,419)
                                                                  ------------
NET ASSETS 100%................................................   $156,311,967
------------------------------------------------------------------------------

(a) Non-income producing security.
(d) Security is fair valued. Also includes 1,116,906 rights valued at $0, expiring 1/5/99.
(ADR) American Depository Receipt.

See notes to financial statements.

42                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE INTERNATIONAL GROWTH FUND

BRINSON PARTNERS, INC.
Chicago, Illinois

INVESTMENT MANAGEMENT

Brinson Partners, Inc., is a global investment management firm with offices in Chicago, London and Tokyo, and became manager of the Enterprise International Growth Fund on October 1, 1994. Brinson Partners manages approximately $163 billion for institutional clients, and its normal investment minimum is $25 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise International Growth Fund is to seek capital appreciation, primarily through a diversified fund of non-U.S. equity securities.

INVESTMENT PHILOSOPHY

Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. It takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long-term investor. This international equity strategy reflects the manager's decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets, and individual international companies.

1998 PERFORMANCE REVIEW

For the year ending December 31, non-U.S. market returns were enhanced by foreign currency strength. The notable exceptions were the Canadian dollar, as well as the Australian and New Zealand dollars, all of which weakened relative to the U.S. dollar. The Japanese yen strengthened sharply at the start of the fourth quarter, to end the year in positive territory relative to the U.S. dollar.

With the upturn in the markets through the fourth quarter, the majority of individual European markets ended the year with double-digit returns (in dollar-hedged terms): Finland (110.75 percent) and Belgium (49.07 percent) posted the strongest returns. Norway (-26.89 percent) and New Zealand (-16.22 percent) were the weakest performers, as were the Asian markets of Singapore (-7.43 percent), Hong Kong (-6.28 percent) and Japan (-3.84 percent).

For the year, currency allocation and market allocation detracted from performance. The fund's overweight to the weak Australian and New Zealand dollar currencies, as well as the underweight of the yen, hurt performance. Security selection, particularly Japan stock selection, was a positive contributor to performance for the year. Strategic cash held in the fund detracted from performance in the first half of the year, otherwise market allocation decisions overall provided favorable results.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     43

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,1998
Enterprise International Growth Fund - A                                                            One Year            Five Year
With Sales Charge                                                                                      8.87%                7.47%
Without Sales Charge                                                                                  14.28%                8.52%
EAFE Index*                                                                                           20.00%                9.19%
Lipper International Fund Index*                                                                      12.66%                8.59%
                                                                                    Enterprise                             Lipper
                                                                                 International          EAFE        International
                                                                               Growth Fund - A         Index           Fund Index
12/31/88                                                                             $9,527.68    $10,000.00           $10,000.00
1989                                                                                $11,200.00    $11,054.00           $12,232.00
1990                                                                                 $9,475.20     $8,461.84           $10,718.90
1991                                                                                $10,697.50     $9,488.26           $12,130.58
1992                                                                                $10,601.22     $8,333.54           $11,611.39
1993                                                                                $14,428.27    $11,046.94           $16,160.74
1994                                                                                $14,022.11    $11,906.39           $16,041.15
1995                                                                                $16,149.26    $13,241.09           $17,648.47
1996                                                                                $18,138.85    $14,041.65           $20,195.14
1997                                                                                $19,000.45    $14,291.17           $21,663.33
1998                                                                                $21,713.71    $17,149.41           $24,405.91

     AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,1998
Enterprise International Growth Fund - A                                 Ten Year
With Sales Charge                                                           8.06%
Without Sales Charge                                                        8.59%
EAFE Index*                                                                 5.54%
Lipper International Fund Index*                                            9.33%
12/31/88
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise International Growth Fund - B                                              One Year   5/1/95-12/31/98
With Sales Charge                                                                        9.57%            11.17%
Without Sales Charge                                                                    13.57%            11.78%
EAFE Index*                                                                             20.00%             8.80%
Lipper International Fund Index*                                                        12.66%            11.77%
                                                                                    Enterprise
                                                                                 International              EAFE
                                                                               Growth Fund - B             Index
5/1/95                                                                              $10,000.00        $10,000.00
1995                                                                                $11,387.70        $10,521.74
1996                                                                                $12,722.34        $11,158.31
1997                                                                                $13,252.86        $11,356.93
1998                                                                                $14,751.27        $13,628.31

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise International Growth Fund - B
With Sales Charge
Without Sales Charge
EAFE Index*
Lipper International Fund Index*
                                                                                     Lipper
                                                                              International
                                                                                 Fund Index
5/1/95                                                                           $10,000.00
1995                                                                             $10,883.00
1996                                                                             $12,453.42
1997                                                                             $13,356.29
1998                                                                             $15,047.20

44                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31,1998
Enterprise International Growth Fund -
C                                                      One Year   5/1/97-12/31/98
With Sales Charge                                        12.64%             9.30%
Without Sales Charge                                     13.64%             9.30%
EAFE Index*                                              20.00%            13.44%
Lipper International Fund Index*                         12.66%            10.07%
                                                     Enterprise                                 Lipper
                                                  International              EAFE        International
                                               Growth Index - C             Index           Fund Index
5/1/97                                               $10,000.00        $10,000.00           $10,000.00
1997                                                 $10,207.20        $10,285.00           $10,418.00
1998                                                 $11,599.46        $12,342.00           $11,736.92

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998             ONE YEAR         7/31/95 - 12/31/98
Enterprise International Growth Fund - Y                  14.73%               12.22%
EAFE Index*                                               20.00%                8.49%
Lipper International Fund Index*                           7.25%               10.49%
                                                      Enterprise                                    Lipper
                                                   International                 EAFE        International
                                                 Growth Fund - Y                Index           Fund Index
7/31/95                                               $10,000.00           $10,000.00           $10,000.00
1995                                                  $10,890.74           $10,203.00           $10,176.00
1996                                                  $12,290.81           $10,820.28           $11,644.40
1997                                                  $12,931.16           $11,012.88           $12,488.62
1998                                                  $14,835.66           $13,215.46           $14,069.67

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The EAFE Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     45

FUTURE INVESTMENT STRATEGY

Monetary union, privatization/restructuring/merger activity and increased capital flows have boosted European equity markets. Despite their excellent performance, European corporations are still early into their restructuring, with the potential for improving profitability ahead. Europe is the fund's largest overweight. Most Pacific markets continued to suffer the consequences of the 1997 currency crisis. This situation has been aggravated in Japan by flawed macroeconomic policies, a largely insolvent financial sector and an unprofitable domestic corporate sector. The fund remains very underweight to Japan, Hong Kong and Singapore. In comparison, Australia and New Zealand have been unduly impacted by their geographic proximity to Asia and are attractively priced. The fund maintains overweight in these markets.

Currency strategies within the fund at the end of the year remained similar to that of the market allocations. The only notable hedging strategies were the six percent underweight of the Japanese yen and a four percent underweight of the British pound sterling. The Hong Kong dollar was also underweight, such that there was no currency exposure to Hong Kong. Offsetting these positions were overweights in the Australian dollar and to a lesser degree, the New Zealand dollar.

AS WITH ALL INTERNATIONAL GROWTH FUNDS, THE ENTERPRISE INTERNATIONAL GROWTH FUND CARRIES ADDITIONAL RISKS ASSOCIATED WITH POSSIBLY LESS STABLE FOREIGN SECURITIES, CURRENCIES, LACK OF UNIFORM ACCOUNTING STANDARDS AND POLITICAL INSTABILITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

46                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 95.38%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AUSTRALIA -- 4.75%
---------------------------------------------------------------------------------
Amcor Ltd.........................................         16,200   $      69,221
Brambles Industries Ltd...........................         10,300         250,889
Broken Hill Proprietary
Company Ltd.......................................         44,000         324,061
CSR Ltd...........................................         55,900         136,676
David Jones Ltd...................................         79,700          87,910
Lend Lease Corporation Ltd........................         13,930         187,793
National Australia Bank Ltd.......................         31,800         479,368
News Corporation..................................         47,519         313,901
Orica Ltd.........................................         13,600          70,754
Pacific Dunlop Ltd................................         49,200          79,593
Qantas Airways Ltd................................         62,850         128,250
QBE Insurance Group Ltd...........................         31,027         128,336
Rio Tinto Ltd.....................................         10,200         120,976
Santos Ltd........................................         39,800         106,823
Telstra Corporation Ltd...........................        107,300         501,685
Westpac Bank Corporation Ltd......................         57,600         385,435
WMC Ltd...........................................         33,000          99,491
Woolworths Ltd....................................         18,300          62,305
                                                                    -------------
                                                                        3,533,467

BELGIUM -- 2.91%
---------------------------------------------------------------------------------
Electrabel........................................          1,930         843,014
Fortis............................................          2,712         976,697
Fortis (Wts) (a)..................................            112               6
KBC Bancassurance Holdings........................          4,345         341,869
KBC Bancassurance Holdings (Wts) (a)..............             90               5
                                                                    -------------
                                                                        2,161,591

CANADA -- 2.21%
---------------------------------------------------------------------------------
Agrium Inc........................................          6,900          60,942
Alcan Aluminum Ltd................................          3,800         103,173
Bank Montreal.....................................          2,800         113,026
Canadian National Railway Company.................          2,500         130,438
Canadian Pacific Ltd..............................          7,400         139,189
Extendicare Inc...................................          6,100          34,720
Hudson's Bay Company..............................          5,200          65,829
Imasco Ltd........................................          4,000          85,574
Imperial Oil Ltd..................................          7,400         118,855
Magna International Inc...........................          1,100          68,656
Newbridge Networks Corporation....................          2,700          82,316
NOVA Chemicals Corporation........................          4,220          55,218

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Potash Corporation
Saskatchewan Inc..................................          1,100   $      70,886
Royal Bank Canada.................................          3,300         165,270
Seagram Ltd.......................................          1,500          57,164
Shaw Communications Inc...........................          5,600         135,924
Transcanada Pipelines Ltd.........................          7,604         111,685
Westcoast Energy Inc..............................          2,400          47,890
                                                                    -------------
                                                                        1,646,755

DENMARK -- 0.58%
---------------------------------------------------------------------------------
Tele Danmark (Class B)............................          3,190         430,560

FINLAND -- 2.57%
---------------------------------------------------------------------------------
Merita (Class A)..................................         48,800         308,170
Nokia (Class A)...................................         10,000       1,215,925
UPM-Kymmene.......................................         14,000         389,880
                                                                    -------------
                                                                        1,913,975

FRANCE -- 9.92%
---------------------------------------------------------------------------------
Air Liquide.......................................          2,497         457,776
Alcatel Alsthom...................................          3,652         446,784
AXA...............................................          3,310         479,538
AXA (Wts) (a).....................................          1,860             882
Banque Nationale de Paris.........................          4,428         364,472
Compagnie de Saint Gobain.........................          1,723         243,149
Compagnie Financiere de Paribas...................          2,426         210,751
Danone............................................            980         280,451
Dexia France......................................          1,702         262,104
Elf Aquitaine.....................................          2,416         279,151
France Telecom....................................          4,820         382,772
Lagardere S.C.A...................................         10,950         465,145
Michelin (CGDE) (Class B).........................          4,597         183,765
Pinault-Printemps-Redoute.........................          1,180         225,405
Rhone-Poulenc.....................................          6,916         355,758
SEITA.............................................          9,220         577,178
Societe Generale..................................          1,855         300,264
Suez Lyonnaise Des Eaux...........................          2,563         526,261
Thomson CSF.......................................          8,080         346,843
Total (Class B)...................................          3,425         346,727
Vivendi...........................................          2,465         639,286
                                                                    -------------
                                                                        7,374,462

GERMANY -- 11.01%
---------------------------------------------------------------------------------
Allianz...........................................          3,150       1,154,836
Bayer.............................................         28,950       1,208,132
DaimlerChrysler (a)...............................          9,031         891,395
Deutsche Bank.....................................          5,800         341,228

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     47

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Deutsche Telekom..................................         16,650   $     547,474
Dresdner Bank.....................................          7,750         325,513
Hoechst...........................................          9,050         375,228
Mannesmann........................................          6,650         762,121
SAP...............................................            650         280,811
Siemens...........................................         14,070         907,551
Veba..............................................         16,780       1,003,820
Volkswagen........................................          4,850         387,045
                                                                    -------------
                                                                        8,185,154

IRELAND -- 0.13%
---------------------------------------------------------------------------------
Smurfit (Jefferson) Group.........................         54,000          96,893

ITALY -- 4.21%
---------------------------------------------------------------------------------
Assicurazioni Generali............................         15,858         661,769
ENI...............................................        111,000         725,029
ENI (ADR).........................................          2,500         169,375
La Rinascente.....................................         41,600         427,586
Montedison........................................        249,820         331,643
Sao Paolo Imi.....................................         21,450         378,808
Telecom Italia....................................              1               9
TIM...............................................         59,000         435,332
                                                                    -------------
                                                                        3,129,551
JAPAN -- 13.13%
---------------------------------------------------------------------------------
Acom Company......................................          2,000         128,439
Amada Company.....................................         22,000         106,449
Bridgestone Corporation...........................          4,000          90,756
Canon Inc.........................................         16,000         341,796
Citizen Watch Company (a).........................         20,000         120,301
Dai Nippon Printing Company Ltd...................         18,000         286,917
Daiichi Pharmaceutical Company Ltd................         16,000         270,181
Daikin Industries Ltd.............................         20,000         198,142
Daiwa House Industry Company Ltd..................         10,000         106,413
Denso Corporation.................................         17,000         314,286
Fanuc Ltd. (a)....................................          8,300         284,131
Fuji Photo Film Company...........................          4,000         148,607
Fujitsu Ltd.......................................         12,000         159,752
Honda Motor Company Ltd...........................         10,000         328,173
Hoya Corporation..................................          4,000         194,604
Ito-Yokado Company Ltd............................          8,000         559,045
Kaneka Corporation................................         20,000         149,845
Kao Corporation...................................          6,000         135,338
Kirin Brewery Company Ltd.........................         22,000         280,230
Kokuyo Company Ltd................................          6,000          80,725
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Kuraray Company Ltd...............................         24,000   $     264,732
Marui Company Ltd.................................         10,000         192,393
Matsushita Electric Industrial Company Ltd........         24,000         424,379
NGK Insulators Ltd................................         32,000         412,419
Nintendo Company Ltd..............................          2,400         232,464
Nippon Meat Packer Inc............................         14,000         225,387
Omron Corporation.................................          7,000          95,851
Sankyo Company Ltd................................         14,000         305,882
Secom Company Ltd.................................          5,000         413,976
Sega Enterprises Ltd..............................          3,000          66,475
Sekisui House Ltd.................................         19,000         200,840
Shin-Etsu Chemical Company Ltd....................          4,000          96,241
Sony Corporation..................................          4,700         342,158
Sumitomo Chemical Company Ltd.....................         23,000          89,518
Sumitomo Electric Industries......................         16,000         179,885
Takeda Chemical Industries........................         12,000         461,743
TDK Corporation...................................          3,000         274,127
Tokio Marine & Fire Insurance Company Ltd.........         18,000         214,949
Toray Industries Inc..............................         51,000         266,165
Toshiba Corporation...............................         47,000         279,797
Toyota Motor Corporation..........................         14,000         380,186
Yamato Transport Company Ltd......................          4,000          55,905
                                                                    -------------
                                                                        9,759,602

MALAYSIA -- 0.04%
---------------------------------------------------------------------------------
Malayan Banking Berhad............................          7,000          14,184
Nestle (Malaysia) Berhad..........................          4,000          16,000
                                                                    -------------
                                                                           30,184

NETHERLANDS -- 7.04%
---------------------------------------------------------------------------------
ABN Amro Holdings.................................         15,102         317,522
Elsevier..........................................         30,000         419,971
Heineken..........................................         10,300         619,524
ING Group.........................................         17,729       1,080,519
KPN...............................................         19,977         999,541
Royal Dutch Petroleum Company.....................         26,980       1,342,753
Unilever..........................................          5,360         457,913
                                                                    -------------
                                                                        5,237,743

NEW ZEALAND -- 1.88%
---------------------------------------------------------------------------------
Auckland International Airport Ltd. (a)...........         43,400          60,519
Brierley Investments Ltd..........................        315,200          71,320
Carter Holt Harvey Ltd............................        128,700         115,128
Fletcher Challenge Building Division..............         41,000          63,213

48                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Fletcher Challenge Energy Division................         50,900   $      96,422
Fletcher Challenge Paper Division.................         99,900          66,761
Lion Nathan Ltd...................................         43,200         109,796
Telecom Corporation of
New Zealand Ltd...................................        174,300         756,669
Telecom Corporation of
New Zealand Ltd (ADR).............................          1,600          57,100
                                                                    -------------
                                                                        1,396,928

NORWAY -- 0.38%
---------------------------------------------------------------------------------
Norsk Hydro.......................................          3,700         125,143
Norske Skogindustrier.............................          5,300         154,847
                                                                    -------------
                                                                          279,990

SINGAPORE -- 0.70%
---------------------------------------------------------------------------------
Singapore Press Holdings Ltd......................         28,738         313,316
United Overseas Bank Ltd..........................         32,000         205,451
                                                                    -------------
                                                                          518,767

SPAIN -- 1.83%
---------------------------------------------------------------------------------
Banco Popular Espanol.............................          4,999         376,367
Empresa Nacionale Electricidade...................         27,262         721,257
Telefonica De Espana..............................          5,805         257,737
Telefonica De Espana (Rts)........................          5,805           5,147
                                                                    -------------
                                                                        1,360,508

SWEDEN -- 3.86%
---------------------------------------------------------------------------------
Astra (Class A)...................................         20,170         410,857
Electrolux (Series B).............................         29,600         508,222
Ericsson LM (Class B).............................         18,280         434,231
Investor (Class B)................................          6,960         313,529
Nordbanken Holding................................         35,490         227,142
Skandia Forsakrings...............................         32,420         494,791
Svenska Handelsbanken (Class A)...................          3,290         138,487
Swedish Match.....................................         93,890         340,901
                                                                    -------------
                                                                        2,868,160

SWITZERLAND -- 7.20%
---------------------------------------------------------------------------------
Credit Suisse Group...............................            483          75,595
Julius Baer Holdings Ltd. (Class B)...............             65         216,004
Nestle............................................            585       1,273,313
Novartis..........................................            852       1,674,601
Roche Holdings....................................             79         963,850
Schweizerische Ruckversicherungs-Gesellschaft.....            206         537,007
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Swisscom (a)......................................          1,453   $     608,193
                                                                    -------------
                                                                        5,348,563

UNITED KINGDOM -- 21.03%
---------------------------------------------------------------------------------
Allied Zurich (a).................................         43,650         655,947
Barclays..........................................         24,000         520,352
Billiton..........................................         12,000          23,924
BOC Group.........................................         24,000         344,110
Booker............................................         38,600          40,081
Boots Company.....................................         28,000         478,684
British American Tobacco (a)......................         19,650         173,027
British Petroleum Company.........................         62,408         929,018
British Steel.....................................        240,000         363,848
Cable & Wireless..................................         17,000         207,875
Charter...........................................         44,259         242,656
Coats Viyella.....................................        182,800          82,000
Diageo............................................         31,907         353,845
Fairview Holdings (a).............................         24,750          36,597
FKI...............................................        173,750         386,817
Garban............................................          1,900           7,229
General Electric Company..........................         67,600         612,095
Glaxo Wellcome....................................         32,200       1,108,463
Greenalls Group...................................         32,000         170,394
Hanson............................................         58,437         465,049
Hillsdown Holdings................................         49,500          61,680
House of Fraser...................................         79,500          70,003
Lloyds TSB Group..................................         89,232       1,270,507
Marks & Spencer...................................        101,000         694,700
Mirror Group......................................         88,800         221,668
National Westminster Bank.........................         21,000         406,463
Nycomed Amersham..................................         39,000         268,898
Prudential Corporation............................         67,000       1,022,053
Reed International................................         38,000         301,778
Rio Tinto.........................................         30,100         350,058
RJB Mining........................................         42,000          54,428
Royal & Sun Alliance Insurance Group..............         25,538         207,902
Sainsbury J.......................................         18,000         145,639
Scottish and Southern Energy......................         58,500         659,449
Smithkline Beecham................................         49,400         684,648
Tate & Lyle.......................................         16,000          86,127
Terranova Foods (a)...............................         24,750          45,232
TESCO.............................................        178,400         518,691
Thames Water......................................         21,358         411,618
Thames Water (Class B) (a)........................         23,300          28,259
United News & Media...............................         19,000         165,094
Vodafone Group....................................         15,593         253,364

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     49

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Williams..........................................         27,076   $     154,746
Yorkshire Water...................................         38,000         347,234
                                                                    -------------
                                                                       15,632,250
TOTAL COMMON STOCKS
(IDENTIFIED COST $61,231,284)....................................      70,905,103
---------------------------------------------------------------------------------
PREFERRED STOCK -- 0.16%
---------------------------------------------------------------------------------

AUSTRALIA -- 0.16%
---------------------------------------------------------------------------------
News Corporation..................................         19,916         121,187
                                                                    -------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $91,328)........................................         121,187
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.68%
---------------------------------------------------------------------------------
Anheuser Busch Inc. 5.00%
due 01/04/99                                        $   1,997,000   $   1,996,168
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,996,168).....................................       1,996,168
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $63,318,780)....................................   $  73,022,458
OTHER ASSETS LESS LIABILITIES -- 1.78%...........................       1,320,194
                                                                    -------------
NET ASSETS -- 100%...............................................   $  74,342,652
---------------------------------------------------------------------------------

(a) Non-income producing security.
(Rts) Rights
(Wts) Warrants
(ADR) American Depository Receipt.

See notes to financial statements.

50                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

SANFORD C. BERNSTEIN & CO., INC.
New York, New York

INVESTMENT MANAGEMENT

Sanford C. Bernstein & Co., Inc., which has approximately $78 billion in assets under management, became manager of the fund on October 1, 1998, the fund's inception date. Sanford C. Bernstein's normal investment minimum is $5 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation, primarily through investment in common stocks of domestic and foreign financial services companies.

INVESTMENT PHILOSOPHY

The manager seeks to identify companies with sound long-term prospects that are currently shunned by investors. In addition to targeting compelling buying opportunities with high return potential, the manager's process is also geared to control volatility. To evaluate the risk/reward tradeoff, the manager incorporates the use of a number of proprietary models including an optimization model and a relative return trends model. The actual construction of the portfolio considers not only this fundamental risk/reward profile of stocks but also the appropriate timing of the transactions.

REVIEW OF FOURTH QUARTER 1998

When the fourth quarter started, share prices of financial services companies were falling sharply around the world on investor fears about their exposure to capital markets, hedge funds and emerging markets. The indiscriminate selling that ensued created tremendous value opportunities. As many banks and brokerage firms announced write-offs of loan and security portfolios, share prices fell across the board, even for banks and brokerages with little exposure to overseas economies or the capital markets. Sanford Bernstein's research efforts focused on separating companies that were relatively unscathed from those that were deeply wounded. This paid off to some degree. As the facts become better known, the fund manager expects shares in financial companies with little emerging markets or capital markets exposure to continue outperforming.

In the U.S. portion of the portfolio, there was one such opportunity in BankAmerica, which has $570 billion in assets following its merger with NationsBank last summer. The share price fell about 30 percent from the beginning of July, in part due to write-offs related to a hedge fund investment. The combined entity, however, has far less exposure than most money center banks to emerging markets or to a drop in capital markets activity. Half of its earnings come from the relatively steady U.S. retail banking business. The precipitous share price drop reflected investor overreaction and ignored the company's strong fundamentals. Sanford Bernstein used this opportunity to build a position in the stock.

Another of the fund's large U.S. holdings is Bank One. Its share price fell by 40 percent despite minimal exposure to overseas economies and the capital markets. The second-largest U.S. issuer of credit cards and a major player in the relatively steady world of retail banking, the company recently added to its string of mergers and acquisitions with

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     51
its First Chicago transaction; this deal consolidates Bank One's strength throughout the Midwest. Management is targeting cost savings that could total more than $900 million. Trading at a modest valuation despite its attractive prospects for earnings growth, Bank One's shares offer excellent value.

Insurance companies, such as Ambac Financial Group, Chubb and American General, also form a large part of the U.S. portion of the Fund. These stocks do not derive as much of their earnings from trading, and do not have extensive credit exposure to emerging markets. These defensive holdings have outperformed during the recent global market upset.

Market gyrations also produced interesting value opportunities in the overseas portion of the Fund. Among the Fund's strong performers was UBS, a giant Swiss bank whose shares suffered a severe setback in the autumn, following its disclosure of hefty losses related to trading activity and to its exposure to Long Term Capital Management, a hedge fund. The stock's subsequent gains seem to reflect market approval of management's quick and decisive actions following the disclosure of losses. UBS shares probably will continue to do well, with capital market-related earnings likely to recover. The benefits from the merger of UBS and Swiss Bank Corp. last summer should also begin to emerge soon. Continued growth in the bank's core businesses -- private banking and asset management -- should support earnings growth.

In Japan, financial reform and deregulation are opening up new investment opportunities. The Fund's Japanese investments have been fairly defensive, concentrated in regional banks with fewer of the asset-quality problems plaguing the rest of the Japanese financial sector. However, the Fund has invested selectively in attractively valued Japanese financial institutions likely to be beneficiaries of the changing financial landscape. For instance, one of the Fund's Japanese holdings, Mitsui Trust and Banking, is likely to benefit from the government's measures to rationalize and strengthen the Japanese banking system. Management is also implementing its own restructuring plan. For example, Mitsui Trust recently announced that it would retrench in foreign markets to focus its resources on its strong franchise in Japan. Although the stock performed well, Mitsui Trust continues to be attractively valued.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIOD ENDING DECEMBER 31, 1998
Enterprise Global Financial Services Fund
-A                                                   10/1/98-12/31/98
With Sales Charge                                              15.24%
Without Sales Charge                                           21.00%
S&P Financial Services Index*                                  22.21%
Lipper Financial Services Fund Index*                          19.16%
                                                    Enterprise Global
                                                            Financial   S&P Financial     Lipper Financial
                                                    Services Fund - A  Services Index  Services Fund Index
10/1/98                                                     $9,523.81      $10,000.00           $10,000.00
1998                                                       $11,523.81      $12,221.00           $11,916.00

52                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
     PERIOD ENDING DECEMBER 31, 1998
Enterprise Global Financial Services Fund
-B                                                  10/1/98-12/31/98
With Sales Charge                                             15.60%
Without Sales Charge                                          20.60%
S&P Financial Services Index*                                 22.21%
Lipper Financial Services Fund Index*                         19.16%
                                                   Enterprise Global   S&P Financial     Lipper Financial
                                           Financial Services Fund -
                                                                   B  Services Index  Services Fund Index
10/1/98                                                   $10,000.00      $10,000.00           $10,000.00
1998                                                      $11,560.00      $12,221.00           $11,916.00

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1998
Enterprise Global Financial Services Fund
-C                                                   10/1/98-12/31/98
With Sales Charge                                              19.60%
Without Sales Charge                                           20.60%
S&P Financial Services Fund Index*                             22.21%
Lipper Financial Services Fund Index*                          19.16%
                                                    Enterprise Global                               Lipper Financial
                                                            Financial         S&P Financial                 Services
                                                    Services Fund - C  Services Fund Index*              Fund Index*
10/1/98                                                    $10,000.00            $10,000.00               $10,000.00
12/31/98                                                   $11,960.00            $12,221.00               $11,916.00

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     53

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AVERAGE ANNUAL TOTAL RETURNS
     PERIODS ENDING DECEMBER 31, 1998
Enterprise Global Financial Services Fund
-Y                                                 10/1/98 - 12/31/98
Cumulative Return                                              21.00%
S&P Financial Services Index*                                  22.21%
Lipper Financial Services Fund Index*                          19.16%
                                                    Enterprise Global                         Lipper Financial
                                                            Financial   S&P Financial                 Services
                                                    Services Fund - Y  Services Index               Fund Index
10/1/98                                                       $10,000         $10,000                  $10,000
1998                                                          $12,100         $12,221                  $11,916

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P Financial Services Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

Sanford Bernstein expects many of the fund's holdings to continue benefiting from industry consolidation and restructuring in the coming year. The Enterprise Global Financial Services Fund employs the fund manager's research-driven approach to identifying value, that is, to identify and select companies whose share prices are low relative to the forecast of their long-term earnings power. Over time, such stocks tend to outperform their local markets as investors recognize their potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

54                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
DOMESTIC STOCKS -- 67.80%                              AMOUNT           VALUE
---------------------------------------------------------------------------------
BANKING -- 33.39%
---------------------------------------------------------------------------------
Bank One Corporation..............................          8,500   $     434,031
BankAmerica Corporation...........................          8,700         523,088
Chase Manhattan Corporation.......................          1,200          81,675
First Union Corporation...........................          5,900         358,794
Fleet Financial Group Inc.........................          6,800         303,875
KeyCorp...........................................          3,600         115,200
Morgan J P & Company Inc..........................            850          89,303
National City Corporation.........................          3,300         239,250
PNC Bank Corporation..............................          3,400         184,025
Republic New York Corporation.....................          4,000         182,250
Wells Fargo & Company.............................          7,050         281,559
                                                                    -------------
                                                                        2,793,050
FINANCE -- 1.28%
---------------------------------------------------------------------------------
Household International Inc.......................          2,000          79,250
MBNA Corporation..................................          1,100          27,431
                                                                    -------------
                                                                          106,681

LIFE INSURANCE -- 2.63%
---------------------------------------------------------------------------------
American General Corporation......................          2,000         156,000
UNUM Corporation..................................          1,100          64,213
                                                                    -------------
                                                                          220,213

MISC. FINANCIAL SERVICES -- 11.04%
---------------------------------------------------------------------------------
Ambac Financial Group Inc.........................          3,200         192,600
American Express Company..........................          1,600         163,600
Citigroup Inc.....................................          6,850         339,075
Countrywide Credit Industries Inc.................            500          25,094
MBIA Inc..........................................          3,100         203,243
                                                                    -------------
                                                                          923,612

MULTI-LINE INSURANCE -- 7.31%
---------------------------------------------------------------------------------
American International Group Inc..................          2,700         260,887
Hartford Financial Services Group Inc.............          1,100          60,363
Lincoln National Corporation......................          1,600         130,900
SAFECO Corporation................................          3,700         158,869
                                                                    -------------
                                                                          611,019

PROPERTY-CASUALTY INSURANCE -- 6.51%
---------------------------------------------------------------------------------
Allstate Corporation..............................          4,200         162,225
Chubb Corporation.................................          3,700         240,038
St. Paul Companies Inc............................          4,100         142,475
                                                                    -------------
                                                                          544,738

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

SAVINGS AND LOAN -- 5.64%
---------------------------------------------------------------------------------
Federal National Mortgage Association.............          2,300   $     170,200
Golden West Financial Corporation.................          2,000         183,375
Washington Mutual Inc.............................          3,100         118,381
                                                                    -------------
                                                                          471,956
TOTAL DOMESTIC STOCKS
(IDENTIFIED COST $4,884,923).....................................       5,671,269
---------------------------------------------------------------------------------

FOREIGN STOCKS -- 28.13%
---------------------------------------------------------------------------------

BANKING -- 9.78%
---------------------------------------------------------------------------------

AUSTRIA -- 0.12%
---------------------------------------------------------------------------------
Bank Austria......................................            200          10,170

CANADA -- 0.96%
---------------------------------------------------------------------------------
Bank Nova Scotia Halifax..........................            400           8,832
Canadian Imperial Bank............................          1,500          37,291
National Bank of Canada...........................          2,100          34,073

FRANCE -- 0.71%
---------------------------------------------------------------------------------
Banque Nationale de Paris.........................            350          28,809
Compagnie Financiere de Paribas...................            350          30,405

GERMANY -- 1.98%
---------------------------------------------------------------------------------
Commerzbank.......................................          5,250         166,012

ITALY -- 1.81%
---------------------------------------------------------------------------------
Banca Commerciale Italiana........................          7,000          48,263
Banca Popolare Di Bergamo Credito Varesino........          2,000          48,505
Banca Popolare Di Milano..........................          6,000          54,431

JAPAN -- 2.43%
---------------------------------------------------------------------------------
Bank of Iwate.....................................            900          46,174
Kita-Nippon Bank Ltd..............................          1,300          67,846
Mitsui Trust & Banking Company....................         40,000          45,643
Yamanashi Chuo Bank Ltd...........................         10,000          43,344

NORWAY -- 0.08%
---------------------------------------------------------------------------------
Christiania Bank Kreditkasse......................          2,000           6,949

SINGAPORE -- 0.30%
---------------------------------------------------------------------------------
Keppel Lund.......................................          3,000           3,252
Overseas Union Bank Ltd...........................          4,000          17,444
Singapore Land....................................          2,000           4,434

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     55

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
SPAIN -- 1.39%
---------------------------------------------------------------------------------
Argentaria........................................          4,500   $     116,363
                                                                    -------------
                                                                          818,240
LIFE INSURANCE -- 0.30%
---------------------------------------------------------------------------------

ITALY -- 0.30%
---------------------------------------------------------------------------------
Unipol............................................          6,000          25,220
MISC. FINANCIAL SERVICES -- 8.76%
---------------------------------------------------------------------------------

AUSTRALIA -- 1.09%
---------------------------------------------------------------------------------
Westfield Trust...................................         41,400          91,329
FRANCE -- 0.27%
---------------------------------------------------------------------------------
Simco.............................................            250          22,670

GERMANY -- 0.94%
---------------------------------------------------------------------------------
Deutsche Pfandbrief & Hypothekenbank..............            900          78,843

HONG KONG -- 1.05%
---------------------------------------------------------------------------------
Amoy Properties Ltd...............................         60,000          44,530
Dao Heng Bank Group Ltd...........................          7,000          21,639
Hang Lung Development Company Ltd.................         20,000          21,426

JAPAN -- 1.57%
---------------------------------------------------------------------------------
Daiwa Securities Co. Ltd..........................         19,000          64,874
San- In Godo Bank Ltd.............................         10,000          66,519

NETHERLANDS -- 1.35%
---------------------------------------------------------------------------------
ING Group.........................................            900          54,852
Wereldhave........................................          1,020          57,822
SINGAPORE -- 0.15%
---------------------------------------------------------------------------------
United Overseas Bank Ltd..........................          2,000          12,841

SWEDEN -- 0.58%
---------------------------------------------------------------------------------
Tornet Fastighets.................................          3,300          48,130
SWITZERLAND -- 1.76%
---------------------------------------------------------------------------------
UBS...............................................            480         147,456
                                                                    -------------
                                                                          732,931
MULTI-LINE INSURANCE -- 4.58%
---------------------------------------------------------------------------------
CHINA -- 1.18%
---------------------------------------------------------------------------------
Baloise Holding Ltd...............................             95          98,548
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

FRANCE -- 0.47%
---------------------------------------------------------------------------------
Scor..............................................            600   $      39,653

GERMANY -- 0.89%
---------------------------------------------------------------------------------
Hannover Rueckversicherungs.......................            400          42,602
Mannheimer Aktiengesellschaf......................             50          31,501

UNITED KINGDOM -- 2.04%
---------------------------------------------------------------------------------
Guardian Royal Exchange...........................         30,400         170,207
                                                                    -------------
                                                                          382,511
PROPERTY-CASUALTY INSURANCE -- 4.71%
---------------------------------------------------------------------------------

FINLAND -- 0.16%
---------------------------------------------------------------------------------
Pohjola Group Insurance Corporation...............            250          13,630

FRANCE -- 0.18%
---------------------------------------------------------------------------------
AGF (Assurances Generales de France)..............            250          14,926

ITALY -- 0.13%
---------------------------------------------------------------------------------
Unipol (Preferred)................................          4,000          10,693

UNITED KINGDOM -- 4.24%
---------------------------------------------------------------------------------
CGU...............................................         12,000         189,201
Royal & Sun Alliance Insurance Group..............         20,300         165,260
                                                                    -------------
                                                                          393,710
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $1,976,280).....................................       2,352,612
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.77%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
2.00% due 01/04/99 Collateral: U.S. Treasury Note
$320,000, 5.63 due 11/30/99 Value $324,333          $     315,000         315,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $315,000 )......................................         315,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $7,176,203).....................................   $   8,338,881
OTHER ASSETS LESS LIABILITIES -- 0.30%...........................          25,122
                                                                    -------------
NET ASSETS -- 100%...............................................   $   8,364,003
---------------------------------------------------------------------------------

See notes to financial statements.

56                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GOVERNMENT SECURITIES FUND

TCW FUNDS MANAGEMENT, INC.
Los Angeles, California

INVESTMENT MANAGEMENT

TCW Funds Management, Inc., is a wholly owned subsidiary of TCW Management Company. TCW manages approximately $51 billion for institutional clients, and its normal investment minimum is $35 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal, primarily from securities that are obligations of the U.S. Government, its agencies or its instrumentalities.

INVESTMENT PHILOSOPHY

TCW's investment process is grounded in long-term value considerations. It does not attempt to forecast short-term trends in interest rates and, therefore, does not frequently alter average fund maturities. The process focuses on controlling the variables that are known and manageable, such as the term structure of interest rates, mortgage prepayment rates, and security structure. The fund remains substantially invested in mortgage-backed products under the great majority of market conditions.

1998 PERFORMANCE REVIEW

The domestic economy took a back seat to foreign events in 1998, as the financial woes of the emerging market sector set off a chain reaction that led investors worldwide to seek the relative safety and liquidity of U.S. Treasuries. The problems began in the summer following an Asian currency devaluation. The "Asian contagion" spread quickly to all emerging markets as bond and equity markets around the globe began to sell off. The devaluation of the Russian ruble in August exacerbated conditions. The demand for dollar-denominated assets skyrocketed and fueled a powerful flight to quality that plunged the yield on the 30-year U.S. Treasury Bond down to a historic low even though the U.S. economy was expanding briskly.

Other sectors of the bond market did not fare nearly as well as Treasuries. Most types of bonds including asset-backeds, mortgages, high-grade corporates, high-yield corporates and emerging market debt fell in value between August and October. Many of the bond market's problems were related to liquidity issues rather than credit concerns. Spreads in the mortgage sector were also related to liquidity issues rather than credit concerns. These spreads widened to levels that had not been seen for a decade as the market confronted the year's second wave of refinancing at the same time that hedge funds began selling mortgages to meet margin calls. The impact of the demise of the Long Term Capital Management hedge fund on the banking system finally forced the Fed to step in to restore order. Bond prices stabilized and the market's liquidity improved after the Fed cut interest rates three times between September 29 and November 17. International markets also recovered, inciting investors to pull their capital out of U.S. Treasuries and causing rates to rebound higher once again. Nonetheless, interest rates at year-end were between 80 and 120 basis points lower than they were at the beginning of the year. The 8.57 percent return of the high-grade corporate market sector and the 9.85 percent return of the government sector overshadowed the mortgage sector's total rate of return of
6.92 percent for the year.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     57

The slowdown in the U.S. economy forecasted by most analysts as a result of the downturn in Asia was never fully realized in 1998 because of strong consumer spending and confidence. Most analysts are once again forecasting a slowdown in economic growth in 1999. The Fed appears to be satisfied with current market conditions and seems to be done with its easing for a while. Spreads have tightened and fourth quarter growth remains robust. The International Monetary Fund's bailout of Brazil has also taken some pressure off of the Latin American sector. There are encouraging signs that the worst is already behind us. Nonetheless, many of the risks that investors confronted in 1998 related to currency crises, downturns in emerging markets, deflation, exuberance in U.S. stock prices, the monetary union in Europe, tension in the Middle East, the U.S. budget surplus, and the year 2000 computer problem remain in place today. Thus analysts expect another year of uncertainty and volatility in 1999.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Government Securities Fund -
A                                                      One Year             Five Year            Ten Year
With Sales Charge                                         1.75%                 5.17%               7.67%
Without Sales Charge                                      6.82%                 6.19%               8.19%
Lehman Brothers Int. Gov't Bond Index*                    8.49%                 6.45%               8.34%
Lipper General US Gov't Bond Index*                       7.85%                 6.02%               7.92%
                                          Enterprise Government  Lehman Brothers Int.   Lipper General US
                                            Securities Fund - A      Gov't Bond Index    Gov't Fund Index
12/31/88                                              $9,527.69            $10,000.00          $10,000.00
1989                                                 $10,480.46            $11,268.00          $11,241.00
1990                                                 $11,465.62            $12,345.22          $12,142.53
1991                                                 $12,910.29            $14,087.13          $13,918.98
1992                                                 $14,188.41            $15,063.37          $14,768.04
1993                                                 $15,507.93            $16,294.05          $15,996.74
1994                                                 $14,297.69            $16,008.90          $15,238.49
1995                                                 $17,014.25            $18,315.78          $17,819.89
1996                                                 $18,084.45            $19,059.40          $18,204.80
1997                                                 $19,601.73            $20,530.79          $19,865.08
1998                                                 $20,938.96            $22,273.85          $21,424.49

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise Government Securities Fund -
B                                                      One Year       5/1/95-12/31/98
With Sales Charge                                         2.24%                 7.55%
Without Sales Charge                                      6.24%                 8.22%
Lehman Brothers Int. Gov't Bond Index*                    8.49%                 7.87%
Lipper General US Gov't Fund Index*                       7.85%                 8.05%
                                          Enterprise Government  Lehman Brothers Int.   Lipper General US
                                            Securities Fund - B      Gov't Bond Index    Gov't Fund Index
5/1/95                                               $10,000.00            $10,000.00          $10,000.00
1995                                                 $11,047.00            $10,858.63          $11,052.45
1996                                                 $11,666.74            $11,299.49          $11,291.18
1997                                                 $12,577.91            $12,171.81          $12,320.94
1998                                                 $13,062.77            $13,205.19          $13,288.13

58                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998
Enterprise Government Securities Fund - C                One Year       5/1/97-12/31/98
With Sales Charge                                           5.15%                 8.23%
Without Sales Charge                                        6.15%                 8.23%
Lehman Brothers Int. Gov't Bond Index*                      8.49%                 9.19%
Lipper General US Gov't Fund Index*                         7.85%                 9.66%
                                            Enterprise Government  Lehman Brothers Int.   Lipper General US
                                              Securities Fund - C     Gov't. Bond Index    Gov't Fund Index
5/1/97                                                 $10,000.00            $10,000.00          $10,000.00
1997                                                   $10,748.90            $10,674.00          $10,814.15
1998                                                   $11,409.96            $11,580.22          $11,663.06

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998

                                                       One Year      7/31/97-12/31/98
Enterprise Government Securities Fund -
Y                                                         7.30%                 7.47%
Lehman Brothers Int. Gov't Bond Index*                    8.49%                 8.09%
Lipper General US Gov't Fund Index*                       7.85%                 7.86%
                                          Enterprise Government  Lehman Brothers Int.   Lipper General US
                                            Securities Fund - Y      Gov't Bond Index    Gov't Fund Index
7/31/97                                              $10,000.00            $10,000.00          $10,000.00
1997                                                 $10,322.58            $10,293.00          $10,323.03
1998                                                 $11,076.13            $11,166.88          $11,133.39

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The Lehman Intermediate Gov't Bond Index is an unmanaged index. It includes reinvested interest and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     59

FUTURE INVESTMENT STRATEGY

The mortgage sector is positioned to perform well during early 1999. Mortgages remain inexpensive relative to their historical valuations and further declines in market volatility should tighten spreads further. Prepayment reports to date have been very much in line with street forecasts. The demand for mortgage products is expected to remain strong as investors reinvest their paydowns and allocate additional money to this fundamentally inexpensive sector. Recent data have revealed that the current demand for fixed-rate products from the banking sector alone exceeds the current issuance. In this period of rapid prepayments, call protection remains of utmost importance and we continue to emphasize discounts and securities with prepayment protection. This emphasis has helped us through previous periods of rapid prepayments and allows us to retain a favorable outlook on the mortgage sector in the near term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

60                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
U.S. GOVERNMENT & AGENCY                            OR PRINCIPAL
OBLIGATIONS -- 77.27%                                  AMOUNT         VALUE
------------------------------------------------------------------------------

FREDDIE MAC PARTICIPATION CERTIFICATES -- 7.93%
------------------------------------------------------------------------------
FHLPC 7.00%, due 09/01/17.........................    $1,555,438   $ 1,585,380
FHLPC 7.00%, due 10/01/17.........................     1,961,187     1,998,783
FHLPC 9.00%, due 10/01/22.........................     1,435,858     1,511,729
FHLPC 10.00%, due 10/01/18........................       928,972     1,004,553
FHLPC 10.00%, due 07/01/20........................     1,601,885     1,734,184
FHLPC 10.00%, due 10/01/20........................       755,336       815,023
                                                                   -----------
                                                                     8,649,652
FEDERAL HOUSING ADMINISTRATION -- 24.47%
------------------------------------------------------------------------------
FHA 6.75%, due 11/01/28...........................     2,208,574     2,197,531
FHA 7.00%, due 10/01/28...........................     2,305,937     2,308,820
FHA 7.18%, due 02/20/29...........................     3,387,722     3,400,426
FHA 7.625%, due 06/01/28..........................     3,683,553     3,724,993
FHA 7.75%, due 05/01/18...........................     6,219,634     6,312,928
FHA 7.75%, due 04/01/28...........................     3,250,598     3,303,420
FHA 7.80%, due 09/01/23...........................     2,740,700     2,781,811
FHA 8.70%, due 12/01/27...........................     2,562,600     2,671,510
                                                                   -----------
                                                                    26,701,439
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 21.67%
------------------------------------------------------------------------------
FNMA 5.50%, due 01/01/09..........................     1,728,399     1,713,120
FNMA 5.50%, due 02/01/09..........................     3,230,279     3,200,528
FNMA 6.00%, due 11/01/28..........................     4,035,019     3,984,622
FNMA 6.00%, due 11/01/28..........................     8,069,108     7,968,325
FNMA 6.50%, due 02/01/09..........................       134,685       136,532
FNMA 7.00%, due 03/01/14..........................     1,512,440     1,541,947
FNMA 8.00%, due 11/01/16..........................     2,482,821     2,544,891
FNMA 9.50%, due 08/01/20..........................       901,598       958,560
FNMA 9.50%, due 10/01/20..........................       856,086       909,446
FNMA 10.00%, due 07/01/20.........................       218,182       235,606
FNMA 10.00%, due 07/01/20.........................       308,186       332,456
FNMA Principal Strip 7.70%, due 08/10/04..........       125,000       121,159
                                                                   -----------
                                                                    23,647,192
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 20.17%
------------------------------------------------------------------------------
GNMA 7.00%, due 12/15/27..........................     4,768,814     4,879,880
GNMA 7.00%, due 10/15/33..........................    14,805,506    15,465,388
GNMA 7.50%, due 04/15/23..........................       560,100       576,835
GNMA 7.50%, due 05/15/23..........................       607,338       625,570
GNMA 7.50%, due 05/15/23..........................       439,627       452,609
GNMA 9.00%, due 08/15/16..........................         5,370         5,701
                                                                   -----------
                                                                    22,005,983

U.S. TREASURY NOTES -- 3.03%
------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
U.S. Treasury Note 3.375%, due 01/15/07...........    $3,000,000   $ 2,901,540
U.S. Treasury Note 8.875%, due 05/15/00...........       380,000       401,067
                                                                   -----------
                                                                     3,302,607
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $83,841,660)...................................    84,306,873
------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.25%
------------------------------------------------------------------------------
FNMA Remic 6.50%, due 06/25/23....................       434,567       437,926
Freddie Mac Series 1552 Class YA 7.24%, due
08/15/23(v).......................................     1,291,553     1,193,072
Freddie Mac Series 1634 Class SB 8.80%, due
12/15/23(v).......................................     2,222,727     2,228,284
PNC Mortgage Securities Corporation Series 1998-5
6.625%, due 07/25/28..............................     4,011,980     4,053,989
                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(IDENTIFIED COST $7,751,550)....................................     7,913,271
------------------------------------------------------------------------------
                                                                   -----------

CORPORATE BONDS -- 2.27%
------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 2.27%
------------------------------------------------------------------------------
Superior Wholesale Inventory Financing Trust
Series 1997-A 6.346%, due 11/15/04................     2,471,446     2,474,535
                                                                   -----------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $2,476,080)....................................     2,474,535
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.24%
------------------------------------------------------------------------------
BP America Inc. 5.30%, due 01/11/99...............     2,000,000     1,997,056
Ciesco Inc. 5.65%, due 01/04/99...................     4,000,000     3,998,117
Metropolitan Life Funding Inc. 4.85%, due
01/22/99..........................................     3,000,000     2,991,512
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $8,986,685)....................................     8,986,685
------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     61

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.43%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
3.25%, due 01/04/99
Collateral: U.S. Treasury Note, $4,800,000 5.375%
due 1/31/00 Value $4,938,000......................    $4,840,000   $ 4,840,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $4,840,000)....................................     4,840,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $107,895,975)..................................   108,521,364
OTHER ASSETS LESS LIABILITIES -- 0.54%..........................       591,194
                                                                   -----------
NET ASSETS 100%.................................................   $109,112,558
------------------------------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 1998.

See notes to financial statements.

62                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE HIGH-YIELD BOND FUND

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
San Diego, California

INVESTMENT MANAGEMENT

Caywood-Scholl has been fund manager to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $973 million for institutional clients, and its normal investment minimum is $1 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc., or BB or lower by Standard & Poor's.

INVESTMENT PHILOSOPHY

Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit research-driven. The discipline of credit research facilitates the informed use of a variety of lower-rated securities in aggressive fixed income investing.

1998 PERFORMANCE REVIEW

The predominant theme in 1998 was volatility. After advancing more than four percent during the first quarter, the high-yield market was derailed by both global and domestic events, including spreading Asian contagion, a Russian default, the Long Term Capital Management bailout, deflating commodities, and the impeachment process of the U.S. President. Whereas risk had been in vogue with most investors for much of the 1990s, risk was abruptly out of fashion. As a result, the high-yield market underperformed the Treasury market.

Despite the lackluster performance it should be noted that the high-yield market had a record year in terms of new issuance and mutual fund inflows. The market has grown to more than $550 billion. The scope of institutional investors involved in the market has increased as has the number of market makers.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     63

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise High-Yield Bond Fund - A                  One Year     Five Year           Ten Year
With Sales Charge                                      -2.62%         7.62%              8.75%
Without Sales Charge                                    2.29%         8.67%              9.28%
Lehman BB Index*                                        5.13%         9.38%             10.61%
Lipper High-Yield Bond Fund Index*                     -0.08%         7.63%              9.52%
                                                   Enterprise
                                                   High-Yield     Lehman BB  Lipper High-Yield
                                                Bond Fund - A         Index    Bond Fund Index
12/31/88                                            $9,522.71    $10,000.00         $10,000.00
1989                                                $9,456.05    $10,781.00          $9,723.00
1990                                                $8,368.60    $10,788.55          $8,641.80
1991                                               $11,130.24    $13,488.92         $12,117.54
1992                                               $12,989.00    $15,117.03         $14,342.31
1993                                               $15,275.06    $17,516.11         $17,187.83
1994                                               $15,282.09    $17,447.79         $16,555.32
1995                                               $17,727.22    $21,258.39         $19,432.63
1996                                               $19,992.76    $23,154.64         $21,954.99
1997                                               $22,627.80    $26,081.39         $24,846.46
1998                                               $23,145.53    $27,419.36         $24,826.58

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise High-Yield Bond Fund - B                  One Year   5/1/95 - 12/31/98
With Sales Charge                                      -2.36%               8.69%
Without Sales Charge                                    1.64%               9.34%
Lehman BB Index*                                        5.13%               8.92%
Lipper High-Yield Bond Fund Index*                     -0.08%               9.49%
                                                   Enterprise
                                                   High-Yield           Lehman BB  Lipper High-Yield
                                                Bond Fund - B               Index    Bond Fund Index
5/1/95                                             $10,000.00          $10,000.00         $10,000.00
1995                                               $10,812.00          $10,971.00         $10,917.37
1996                                               $12,126.74          $11,949.61         $12,334.44
1997                                               $13,653.37          $13,460.04         $13,958.89
1998                                               $13,577.29          $14,150.54         $13,947.72

64                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS
   PERIODS ENDING DECEMBER 31, 1998
Enterprise High-Yield Bond Fund - C                  One Year   5/1/97-12/31/98
With Sales Charge                                       0.72%             7.48%
Without Sales Charge                                    1.72%             7.48%
Lehman BB Index*                                        5.13%             9.20%
Lipper High Yield Bond Fund Index*                     -0.08%             6.70%
                                                   Enterprise
                                                   High-Yield         Lehman BB  Lipper High Yield
                                                Bond Fund - C             Index    Bond Fund Index
5/1/97                                             $10,000.00        $10,000.00         $10,000.00
1997                                               $11,087.40        $11,016.00         $11,151.68
1998                                               $11,278.23        $11,581.12         $11,143.00

                         GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURNS
    PERIODS ENDING DECEMBER 31, 1998

                                                       One Year   7/31/97 - 12/31/98
Enterprise High-Yield Bond Fund - Y                       2.49%                4.87%
Lehman BB Index*                                          5.13%                5.84%
Lipper High Yield Bond Fund Index*                       -0.08%                2.82%
                                                     Enterprise
                                                     High-Yield            Lehman BB  Lipper High Yield
                                                  Bond Fund - Y                Index    Bond Fund Index
7/31/97                                              $10,000.00           $10,000.00         $10,000.00
1997                                                 $10,438.40           $10,310.00         $10,411.07
1998                                                 $10,698.32           $10,838.90         $10,402.74

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The Lehman BB Index is an unmanaged index. It includes reinvested interest and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

FUTURE INVESTMENT STRATEGY

Looking ahead to 1999, Caywood-Scholl believes that the valuation in the high-yield market is still very attractive. With most economists predicting domestic growth in the neighborhood of two percent, the fund manager does not expect a meaningful increase in credit risk. The domestic bank sector is healthy and should remain supportive to leveraged companies. A robust stock market is always a positive for high-yield issuers, giving them an alternative source of capital. Lastly, given the growth of the market and the general improvement of the quality of issuers, it is easy to have a positive outlook on the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     65

ENTERPRISE HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
CORPORATE BONDS, CONVERTIBLE                         OF SHARES
SECURITIES, COMMON &                                OR PRINCIPAL
PREFERRED STOCKS -- 88.61%                             AMOUNT         VALUE
------------------------------------------------------------------------------

AEROSPACE -- 1.09%
------------------------------------------------------------------------------
BE Aerospace Inc. 9.50%, due 11/01/08.............    $  250,000   $   264,375
BE Aerospace Inc. (Series B) 8.00%, due
03/01/08..........................................       150,000       147,000
Coltec Industries Inc. 7.50%, due 04/15/08........       800,000       845,000
                                                                   -----------
                                                                     1,256,375

AUTOMOTIVE -- 0.81%
------------------------------------------------------------------------------
Sonic Automotive Inc. (Series B) 11.00%, due
08/01/08..........................................       600,000       581,250
United Auto Group Inc. (Series B) 11.00%, due
07/15/07..........................................       400,000       351,000
                                                                   -----------
                                                                       932,250

BANKING -- 2.12%
------------------------------------------------------------------------------
Bay View Capital Corporation 9.125%, due
08/15/07..........................................       900,000       868,500
DVI Inc. 9.875%, due 02/01/04.....................       350,000       336,000
Imperial Credit Industries Inc. (Series B) 9.875%,
due 01/15/07......................................       700,000       542,500
Western Financial Savings Bank Orange California
8.50%, due 07/01/03...............................       350,000       310,188
Western Financial Savings Bank Orange California
8.875%, due 08/01/07..............................       500,000       397,500
                                                                   -----------
                                                                     2,454,688

BROADCASTING -- 4.73%
------------------------------------------------------------------------------
Allbritton Communications Company (Series B)
8.875%, due 02/01/08..............................       800,000       810,000
Chancellor Media Corporation 9.00%, due
10/01/08..........................................       850,000       901,000
Chancellor Media Corporation (Series B) 8.125%,
due 12/15/07......................................       500,000       496,250
Fox Family Worldwide Inc. 9.25%, due 11/01/07.....       600,000       592,500
Fox Family Worldwide Inc. 0%, due 11/01/07 (c)....       750,000       477,187
Fox/Liberty Networks LLC 0%, due 08/15/07 (c).....     1,800,000     1,215,000
Rogers Communications Inc. 8.875%, due 07/15/07...       300,000       309,000

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Rogers Communications Inc. 9.125%, due 01/15/06...    $  150,000   $   156,000
Sinclair Broadcast Group Inc. 8.75%, due
12/15/07..........................................       500,000       503,750
                                                                   -----------
                                                                     5,460,687

BUILDING & CONSTRUCTION -- 5.03%
------------------------------------------------------------------------------
American Standard Inc. 7.375%, due 02/01/08.......     1,850,000     1,870,812
Building Materials Corporation America (Series B)
7.75%, due 07/15/05...............................       600,000       592,500
Building Materials Corporation America (Series B)
8.00%, due 10/15/07...............................       450,000       430,875
International Comfort Products (Series B) 8.625%,
due 05/15/08......................................       750,000       750,000
Nortek Inc. 8.875%, due 08/01/08..................       400,000       406,000
Nortek Inc. (Series B) 9.125%, due 09/01/07.......     1,000,000     1,027,500
Republic Group Inc. 9.50%, due 07/15/08...........       750,000       731,250
                                                                   -----------
                                                                     5,808,937

BUSINESS SERVICES -- 1.18%
------------------------------------------------------------------------------
CEX Holdings Inc. 9.625%, due 06/01/08............       850,000       775,625
United Rentals Inc. 8.80%, due 08/15/08...........       600,000       586,500
                                                                   -----------
                                                                     1,362,125

CABLE -- 2.72%
------------------------------------------------------------------------------
Adelphia Communications Corporation (Series B)
10.50%, due 07/15/04..............................       650,000       710,125
Century Communications Corporation 9.50%, due
03/01/05..........................................       200,000       222,500
Century Communications Corporation (Series B) Zero
Coupon, due 01/15/08..............................     1,000,000       508,750
CSC Holdings Inc. 7.875%, due 12/15/07............       500,000       527,430
Lenfest Communications Inc. 7.625%, due
02/15/08..........................................       300,000       311,625

66                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corporation (Series
B) 8.50%, due 04/15/08............................    $  650,000   $   663,813
TCI Satellite Entertainment Inc. 0%, due 02/15/07
(c)...............................................     1,000,000       198,750
                                                                   -----------
                                                                     3,142,993

CHEMICALS -- 1.36%
------------------------------------------------------------------------------
Huntsman Corporation 9.50%, due 07/01/07..........       350,000       350,000
Huntsman Polymers Corporation 11.75%, due
12/01/04..........................................       250,000       272,500
PCI Chemicals Canada Inc. 9.25%, due 10/15/07.....       500,000       403,125
Pioneer Americas Acquisition Corporation (Series
B) 9.25%, due 06/15/07............................       700,000       544,250
                                                                   -----------
                                                                     1,569,875

COMMUNICATIONS -- 5.84%
------------------------------------------------------------------------------
Globalstar LP/Capital 11.375%, due 02/15/04.......     1,050,000       784,875
Globalstar LP/Capital 10.75%, due 11/01/04........       250,000       179,375
Globalstar LP/Capital 11.50%, due 06/01/05........    $  250,000       186,875
Globalstar Telecommunications (Wts) (a)...........           700        15,789
Iridium Capital Corporation (Series A) 13.00%, due
07/15/05..........................................    $  700,000       642,250
Iridium Capital Corporation (Series B) 14.00%, due
07/15/05..........................................    $  800,000       763,000
Iridium World Communications (Wts) (a)............           550        68,750
Level 3 Commuications Inc. 0%, due 12/01/08 (c)...    $  750,000       437,813
Level 3 Communications Inc. 9.125%, due
05/01/08..........................................    $1,200,000     1,191,000
Loral Orion Network Systems Inc. (Wts) (a)........           850         7,075
Loral Space & Communication Ltd. 0%, due 01/15/07
(c)...............................................    $1,450,000       929,812
Qwest Communications International Inc. 7.25%, due
11/01/08..........................................       500,000       511,250
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Qwest Communications International Inc. 7.50%, due
11/01/08..........................................    $  450,000   $   469,687
Qwest Communications International Inc. (Series B)
0%, due 02/01/08 (c)..............................       750,000       563,437
                                                                   -----------
                                                                     6,750,988

CONSUMER PRODUCTS -- 3.49%
------------------------------------------------------------------------------
Boyds Collection Ltd. 9.00%, due 05/15/08.........       300,000       306,375
Chattem Inc. (Series B) 8.875%, due 04/01/08......     1,100,000     1,127,500
Corning Consumer Products Company (Series B)
9.625%, due 05/01/08..............................       600,000       430,500
French Fragrances Inc. (Series B) 10.375%, due
05/15/07..........................................       550,000       547,938
Revlon Consumer Products Corporation 8.625%, due
02/01/08..........................................       350,000       321,125
Samsonite Corporation 10.75%, due 06/15/08........       650,000       550,875
Sealy Mattress Company (Series B) 0%, due 12/15/07
(c)...............................................     1,250,000       748,437
                                                                   -----------
                                                                     4,032,750

CONTAINERS/PACKAGING -- 4.29%
------------------------------------------------------------------------------
Buckeye Cellulose Corporation 8.50%, due
12/15/05..........................................       550,000       569,250
Huntsman Packaging Corporation 9.125%, due
10/01/07..........................................       650,000       645,125
Owens Illinois Inc. 7.35%, due 05/15/08...........     1,500,000     1,536,840
Owens Illinois Inc. 8.10%, due 05/15/07...........       100,000       107,131
Printpack Inc. (Series B) 9.875%, due 08/15/04....       500,000       511,250
Printpack Inc. (Series B) 10.625%, due 08/15/06...       400,000       391,000
Stone Container Corporation 10.75%, due
10/01/02..........................................       550,000       571,312
United States Can Corporation (Series B) 10.125%,
due 10/15/06......................................       600,000       630,750
                                                                   -----------
                                                                     4,962,658

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     67

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
CRUDE & PETROLEUM -- 1.01%
------------------------------------------------------------------------------
Clark Refining & Marketing Inc. 8.875%, due
11/15/07..........................................    $  250,000   $   231,563
Trizec Hahn Corporation (Series B) 10.875%, due
12/01/05..........................................     1,000,000       937,500
                                                                   -----------
                                                                     1,169,063

ELECTRONICS -- 0.40%
------------------------------------------------------------------------------
Axiohm Transaction Solutions 9.75%, due
10/01/07..........................................       500,000       465,000

ENERGY -- 1.18%
------------------------------------------------------------------------------
Cogentrix Energy Inc. 8.75%, due 10/15/08.........       250,000       268,750
Nuevo Energy Company (Series B) 8.875%, due
06/01/08..........................................       250,000       236,875
Ocean Energy Inc. (Series B) 8.375%, due
07/01/08..........................................       900,000       852,750
                                                                   -----------
                                                                     1,358,375

ENTERTAINMENT & LEISURE -- 0.21%
------------------------------------------------------------------------------
AMF Bowling Inc. Zero Coupon, due 05/12/18........     1,950,000       248,625

FOOD & BEVERAGES & TOBACCO -- 2.25%
------------------------------------------------------------------------------
NBTY Inc. (Series B) 8.625%, due 09/15/07.........     1,000,000       981,250
Purina Mills Inc. 9.00%, due 03/15/10.............       550,000       565,125
RJR Nabisco Inc. 8.75%, due 07/15/07..............       250,000       272,075
Seagram Joseph E. & Sons Inc. 6.80%, due
12/15/08..........................................       500,000       499,795
Twin Laboratories Inc. 10.25%, due 05/15/06.......       260,000       277,550
                                                                   -----------
                                                                     2,595,795

GAMING -- 2.37%
------------------------------------------------------------------------------
Circus Circus Enterprises Inc. 9.25%, due
12/01/05..........................................     1,000,000     1,021,250
Empress Entertainment Inc. 8.125%, due 07/01/06...       650,000       651,625
Mirage Resorts Inc. 6.75%, due 08/01/07...........       200,000       193,308
Trump Atlantic City Associates 11.25%, due
05/01/06..........................................     1,000,000       877,500
                                                                   -----------
                                                                     2,743,683
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

HEALTH CARE -- 6.24%
------------------------------------------------------------------------------
Columbia HCA Healthcare Corporation 7.00%, due
07/01/07..........................................    $  550,000   $   523,308
Dade International Inc. (Series B) 11.125%, due
05/01/06..........................................       450,000       498,938
Fisher Scientific International Inc. 9.00%, due
02/01/08..........................................       900,000       897,750
Fisher Scientific International Inc. 9.00%, due
02/01/08..........................................    $  450,000       448,875
Fresenius Medical Care Capital Trust (Preferred
Security).........................................           250       263,125
Hudson Respiratory Care Inc. 9.125%, due
04/15/08..........................................    $  450,000       367,875
Magellan Health Services Inc. 9.00%, due
02/15/08..........................................       200,000       178,500
Maxxim Medical Inc. 10.50%, due 08/01/06..........     1,000,000     1,075,000
Pharmerica Inc. 8.375%, due 04/01/08..............       500,000       448,750
PHP Healthcare Corporation 6.50%, due 12/15/02
(b)...............................................       800,000         8,000
Quest Diagnostics Inc. 10.75%, due 12/15/06.......       750,000       829,687
Tenet Healthcare Corporation 6.00%, due
12/01/05..........................................       900,000       814,500
Tenet Healthcare Corporation 8.125%, due
12/01/08..........................................       450,000       465,057
Vencor Operating Inc. 9.875%, due 05/01/05........       450,000       390,375
                                                                   -----------
                                                                     7,209,740

HOTELS & RESTAURANTS -- 3.71%
------------------------------------------------------------------------------
AFC Enterprises Inc. 10.25%, due 05/15/07.........       650,000       677,625
Apple South Inc. 9.75%, due 06/01/06..............       350,000       332,500
Foodmaker Corporation (Series B) 9.75%, due
11/01/03..........................................       350,000       367,680
Foodmaker Inc. 8.375%, due 04/15/08...............       850,000       853,187
Hammon John Q. Hotels 8.875%, due 02/15/04........       300,000       273,750
HMH Properties Inc. (Series A) 7.875%, due
08/01/05..........................................     1,000,000       983,750

68                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Perkins Family Restaurant (Series B) 10.125%, due
12/15/07..........................................    $  750,000   $   799,688
                                                                   -----------
                                                                     4,288,180

MACHINERY -- 0.72%
------------------------------------------------------------------------------
Columbus McKinnon Corporation 8.50%, due
04/01/08..........................................       500,000       471,250
Navistar International Corporation (Series B)
8.00%, due 02/01/08...............................       350,000       355,688
                                                                   -----------
                                                                       826,938

MEDICAL SERVICES -- 0.64%
------------------------------------------------------------------------------
Rural/Metro Corporation 7.875%, due 03/15/08......       800,000       734,000

METALS & MINING -- 2.65%
------------------------------------------------------------------------------
AK Steel Corporation 9.125%, due 12/15/06.........       500,000       521,250
Kaiser Aluminum & Chemical Corporation (Series D)
10.875%, due 10/15/06.............................       500,000       503,750
Metals USA Inc. 8.625%, due 02/15/08..............       500,000       453,125
Oregon Steel Mills Inc. 11.00%, due 06/15/03......       450,000       464,063
WCI Steel Inc. (Series B) 10.00%, due 12/01/04....       900,000       895,500
WHX Corporation 10.50%, due 04/15/05..............       250,000       229,375
                                                                   -----------
                                                                     3,067,063

PHARMACEUTICALS -- 1.14%
------------------------------------------------------------------------------
Biovail Corporation International New 10.875%, due
11/15/05..........................................     1,300,000     1,319,500

PRINTING & PUBLISHING -- 0.93%
------------------------------------------------------------------------------
Nebraska Book Company Inc. 8.75%, due 02/15/08....       750,000       713,438
Von Hoffmann Press Inc. 0%, due 05/15/07 (c)......       350,000       359,625
                                                                   -----------
                                                                     1,073,063

REAL ESTATE -- 0.57%
------------------------------------------------------------------------------
Crown Castle International Corporation 0%, due
11/15/07 (c)......................................       950,000       659,063

RETAIL -- 6.33%
------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Cole National Group Inc. 8.625%, due 08/15/07.....    $1,100,000   $ 1,086,250
Jitney Jungle Stores America Inc. 10.375%, due
09/15/07..........................................       550,000       566,500
Meyer Fred Inc. 7.45%, due 03/01/08...............     1,550,000     1,674,108
Michaels Stores Inc. 6.75%, due 01/15/03 (c)......       450,000       392,625
Nine West Group Inc. 5.50%, due 07/15/03..........       250,000       195,625
Randalls Food Markets Inc. (Series B) 9.375%, due
07/01/07..........................................       600,000       643,500
Saks Inc. 7.50%, due 12/01/10.....................       400,000       403,634
Saks Inc. 8.25%, due 11/15/08.....................     2,200,000     2,355,254
                                                                   -----------
                                                                     7,317,496

TELECOMMUNICATIONS -- 16.28%
------------------------------------------------------------------------------
21st Century Telecom Group Inc. 0%, due 02/15/08
(c) ..............................................       950,000       399,000
CCPR Services Inc. 10.00%, due 02/01/07...........       800,000       770,000
Comcast Cellular Holdings Inc. (Series B) 9.50%,
due 05/01/07......................................     1,600,000     1,704,000
E. Spire Communications Inc. 0%, due 11/01/05
(c)...............................................    $1,100,000       830,841
E. Spire Communications Inc. (Wts) (a)............           800        19,209
Firstworld Communications Inc. 0%, due 04/15/08
(c)...............................................    $  500,000       150,000
Firstworld Communications Inc. (Wts) (a)..........           500            --
Flag Ltd. 8.25%, due 01/30/08.....................    $  350,000       344,750
ICG Holdings Inc. 0%, due 05/01/06 (c)............     1,250,000       925,000
ICG Services Inc. 0%, due 02/15/08 (c)............       200,000       106,750
ICO Global Communication 15.00%, due 08/01/05.....       250,000       187,500
Intermedia Communications Inc. (Series B) 8.50%,
due 01/15/08......................................       600,000       574,500
Intermedia Communications Inc. (Series B) 0%, due
07/15/07 (c)......................................       350,000       244,563
McLeodUSA Inc. 0%, due 03/01/07 (c)...............       800,000       611,000
Metromedia Fiber Network Inc. 10.00%, due
11/15/08..........................................       500,000       516,875

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     69

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Metronet Communications Corp 0%, due 06/15/08
(c)...............................................    $  900,000   $   554,625
Metronet Communications Corporation 12.00%, due
08/15/07..........................................       150,000       166,875
Metronet Communications Corporation 0%, due
11/01/07 (c)......................................    $  500,000       304,375
Metronet Communications Corporation (Wts) (a).....           150         7,972
Nextel Communications Inc. 0%, due 09/15/07 (c)...    $1,550,000       997,812
Nextel Communications Inc. 0%, due 10/31/07 (c)...       500,000       304,375
Nextel Communications Inc. 0%, due 02/15/08 (c)...       350,000       210,875
Nextlink Communications Inc. 10.75%, due
11/15/08..........................................       900,000       922,500
Nextlink Communications Inc. 0%, due 04/15/08
(c)...............................................     1,250,000       714,062
Orange 8.00%, due 08/01/08........................    $1,500,000     1,503,750
Pagemart (Wts) (a)................................         3,450        24,150
Pagemart Nationwide Inc...........................         1,750        17,500
Pathnet Inc. 12.25%, due 04/15/08.................    $  250,000       174,375
Pathnet Inc. (Wts.) (a)...........................           250             0
RCN Corporation 0%, due 10/15/07 (c)..............    $1,050,000       612,938
RCN Corporation (Series B) 0%, due 02/15/08 (c)...       700,000       377,125
Rogers Cantel Inc. 8.80%, due 10/01/07............       800,000       805,000
Sprint Spectrum LP 0%, due 08/15/06 (c)...........     2,500,000     2,271,875
Teligent Inc. (Series B) 0%, due 03/01/08 (c).....       200,000        97,750
Winstar Communications Inc. 10.00%, due
03/15/08..........................................       700,000       600,250
Winstar Equipment Corporation 12.50%, due
03/15/04..........................................       750,000       755,625
                                                                   -----------
                                                                    18,807,797

TEXTILES -- 3.86%
------------------------------------------------------------------------------
Phillips Van Heusen Corporation 9.50%, due
05/01/08..........................................     1,000,000     1,001,250
Pillowtex Corporation (Series B) 9.00%, due
12/15/07..........................................       450,000       466,875
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Polymer Group Inc. (Series B) 8.75%, due
03/01/08..........................................    $  250,000   $   244,375
Polymer Group Inc. (Series B) 9.00%, due
07/01/07..........................................       550,000       543,125
Westpoint Stevens Inc. 7.875%, due 06/15/08.......     1,250,000     1,281,250
William Carter Company (Series A) 10.375%, due
12/01/06..........................................       850,000       927,562
                                                                   -----------
                                                                     4,464,437

TRANSPORTATION -- 0.37%
------------------------------------------------------------------------------
TBS Shipping International Ltd. 10.00%, due
05/01/05..........................................       750,000       433,125

UTILITIES -- 3.82%
------------------------------------------------------------------------------
Calenergy Inc. 7.52%, due 09/15/08................     1,500,000     1,571,775
Calenergy Inc. 7.63%, due 10/15/07................       250,000       266,282
Ferrellgas Partners LP (Series B) 9.375%, due
06/15/06..........................................       450,000       451,125
Midland Cogeneration Venture LP (Series C-91)
10.33%, due 07/23/02..............................       152,247       163,475
Midland Funding Corporation (Series C-94) 10.33%,
due 07/23/02......................................       163,936       176,027
Niagara Mohawk Power Corporation (Series G) 7.75%,
due 10/01/08......................................     1,650,000     1,786,504
                                                                   -----------
                                                                     4,415,188

WASTE MANAGEMENT -- 1.27%
------------------------------------------------------------------------------
Allied Waste North America 7.625%, due 01/01/06...       750,000       759,375
Allied Waste North America 7.875%, due 01/01/09...       700,000       709,625
                                                                   -----------
                                                                     1,469,000
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES, COMMON &
PREFERRED STOCKS (IDENTIFIED COST $106,115,326).................   102,399,457
------------------------------------------------------------------------------

70                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
FOREIGN BONDS -- 7.28%
------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.18%
------------------------------------------------------------------------------
Reliance Industries Ltd. 8.25%, due 01/15/27......    $  250,000   $   209,465

BASIC INDUSTRIES -- 1.11%
------------------------------------------------------------------------------
Cemex 12.75%, due 07/15/06........................       850,000       947,750
Cemex 12.75%, due 07/15/06........................       300,000       334,500
                                                                   -----------
                                                                     1,282,250

BROADCASTING -- 1.33%
------------------------------------------------------------------------------
Grupo Televisa 11.375%, due 05/15/03..............       600,000       594,000
Grupo Televisa 11.875%, due 05/15/06..............       300,000       300,000
Satelites Mexicanos 10.125%, due 11/01/04.........       800,000       638,000
                                                                   -----------
                                                                     1,532,000

CABLE -- 0.60%
------------------------------------------------------------------------------
Kabelmedia Holding 0%, due 08/01/06 (c)...........       850,000       697,000
CAPITAL GOODS & SERVICES -- 0.39%
------------------------------------------------------------------------------
Cemex International Capital Inc. 9.66%, due
12/29/49..........................................       500,000       456,250

CONGLOMERATES -- 0.34%
------------------------------------------------------------------------------
Hutchison Whampoa Finance Ltd. 6.95%, due
08/01/07..........................................       400,000       390,416

CONTAINERS/PACKAGING -- 0.54%
------------------------------------------------------------------------------
Vicap 11.375%, due 05/15/07.......................       700,000       630,000

ENERGY -- 0.20%
------------------------------------------------------------------------------
Petroleos Mexicanos 8.85%, due 09/15/07...........       250,000       225,625
                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

GOVERNMENT BOND -- 1.75%
------------------------------------------------------------------------------
City of St. Petersburg 9.50%, due 06/18/02........    $  300,000   $    69,750
Republic of Argentina Global 11.00%, due
10/09/06..........................................       650,000       645,125
Republic of Turkey 10.00%, due 09/19/07...........       250,000       227,097
Russian Federation 10.00%, due 06/26/07...........       300,000        81,750
United Mexican States 8.625%, due 03/12/08........       750,000       701,250
United Mexican States 9.875%, due 01/15/07........       300,000       297,750
                                                                   -----------
                                                                     2,022,722

PAPER & FOREST PRODUCTS -- 0.44%
------------------------------------------------------------------------------
Indah Kiat Finance Mauritius Ltd. 10.00%, due
07/01/07..........................................       350,000       184,187
Indah Kiat International Finance Co. (Series B)
11.875%, due 06/15/02.............................       150,000       106,367
Pindo Deli Finance Mauritius Ltd. 10.75%, due
10/01/07..........................................       400,000       213,000
                                                                   -----------
                                                                       503,554

TRANSPORTATION -- 0.40%
------------------------------------------------------------------------------
TFM 10.25%, due 06/15/07..........................       250,000       209,375
Transportacion Maritima 10.00%, due 11/15/06......       300,000       248,250
                                                                   -----------
                                                                       457,625
TOTAL FOREIGN BONDS
(IDENTIFIED COST $9,583,530)....................................     8,406,907
------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     71

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.19%
------------------------------------------------------------------------------
U.S. Treasury Note 4.50%, due 09/30/00............    $1,500,000   $ 1,497,435
U.S. Treasury Note 4.75%, due 11/15/08............       500,000       503,575
U.S. Treasury Note 5.625%, due 05/15/08...........       500,000       533,575
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $2,543,202)....................................     2,534,585
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.27%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement
2.00%, due 01/04/99
Collateral: U.S. Treasury Bond $190,000 13.25% due
05/15/14 Value $317,827...........................       310,000       310,000
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $310,000)......................................   $   310,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $118,552,058)..................................   $113,650,949
OTHER ASSETS LESS LIABILITIES -- 1.65% .........................     1,904,919
                                                                   -----------
NET ASSETS 100%.................................................   $115,555,868
------------------------------------------------------------------------------

(a) Non-income producing security.
(b) In bankruptcy; Fund has ceased accrual of interest.
(c) Step bond -- coupon increases periodically based upon predetermined schedule.
(WTS) Warrants.

See notes to financial statements.

72                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE TAX-EXEMPT INCOME FUND

MBIA CAPITAL MANAGEMENT CORP.
Armonk, New York

INVESTMENT MANAGEMENT

MBIA Capital Management Corp. became manager of the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA Capital Management Corp. manages approximately $15 billion for institutional clients, and its normal investment minimum is $10 million.

INVESTMENT OBJECTIVE

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal, primarily from investment in a diversified fund of long-term, investment-grade municipal bonds.

INVESTMENT PHILOSOPHY

MBIA Capital Management uses a value-driven, bottom-up investment selection process. Recognition that interest rate movement is uncertain and that yield is a dominant source of return drives its decisions. The key to performance is to buy yield at the right price, in the right sector and in the right part of the yield curve.

1998 PERFORMANCE REVIEW

The long-term tax-exempt market moved sideways during 1998, with yields falling roughly 25 basis points during the year. In contrast, yields on Treasuries plummeted, with the 30-year Treasury Bond dropping approximately 90 basis points. Despite the subdued performance of tax-exempts versus Treasuries, total returns for tax-exempts were respectable, with most maturities returning between six and seven percent.

The muted performances of tax-exempts versus Treasuries were the results of several factors:

    - The near-record new issue supply of $284.2 billion, up 29 percent as compared to 1997, and the highest since 1993. The demand for tax-exempt income was not sufficient to absorb such a heavy calendar.

    - Rate shock, with the five percent yield barrier being a crucial impediment to both investors and dealers.

    - The lure of equity market returns for all investors.

    - The extraordinary flight-to-quality rally in the Treasury market during the second half of the year.

The relative cheapness of tax-exempts versus Treasuries during the year was best reflected in the increase in tax-exempt/Treasury yield ratios. For example, long-insured tax-exempts cheapened to 101.3 percent of Treasuries by year-end versus an average of 93.5 percent for the year and 87 percent during the past nine years.

Credit quality was a bright spot for the tax-exempt market in 1998. Tax-exempt credit spreads generally stayed fairly tight over the year, despite the huge increase in quality spreads in the taxable market. Indeed, the severe damage that occurred in the taxable markets during the second half of the year was nearly invisible to the tax-exempt market. Liquidity remained good, and no discernable widening occurred in bid/offer and credit spreads during the year.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     73

The investment focus for the Enterprise Tax-Exempt Income Fund for 1998 was to increase credit quality and duration and reduce the reinvestment risk of the fund. During the year the fund's allocation to the insured sector increased to
51.8 percent from 7.9 percent, while the fund's total exposure to the insured and general obligation sectors was increased to 67.8 percent versus 41.8 percent a year ago. This increase in credit quality benefited the fund, as the best performing sectors in the Lehman Brothers Municipal Bond Index were the insured and general obligation sectors, with a total return of 6.67 percent, followed by the revenue (6.33 percent) and pre-refunded (5.67 percent) sectors. The fund's increased exposure to the insured sector came partly at the expense of the pre-refunded sector (exposure of 0.8 percent at year-end versus 12.5 percent a year ago) as MBIA sold shorter maturity paper and reinvested into well-structured insured issues in the longer end of the yield curve. The fund's reinvestment risk dropped with a decrease in exposure to the volatile housing sector from 13.1 percent to 5.3 percent. Housing bonds underperformed the market by 91 basis points during the year. The effective duration of the fund extended to 7.65 percent at year-end from 6.89 percent a year ago. However, the effective duration was as long as 8.17 percent at the end of the second quarter. This longer bias had a positive impact on performance as yields declined, albeit a relatively modest 25 basis points, during the year.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - A                                                                One Year
With Sales Charge                                                                                       0.86%
Without Sales Charge                                                                                    5.92%
Lehman Municipal Bond Index*                                                                            6.48%
Lipper General Muni Debt Index*                                                                         5.64%
                                                                        Enterprise Tax-Exempt Income Fund - A
12/31/88                                                                                            $9,525.96
1989                                                                                               $10,352.81
1990                                                                                               $10,943.96
1991                                                                                               $12,162.02
1992                                                                                               $13,120.39
1993                                                                                               $14,532.14
1994                                                                                               $13,704.68
1995                                                                                               $15,739.83
1996                                                                                               $16,297.02
1997                                                                                               $17,431.29
1998                                                                                               $18,462.87

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - A                                                       Five Year
With Sales Charge                                                                               3.89%
Without Sales Charge                                                                            4.90%
Lehman Municipal Bond Index*                                                                    6.23%
Lipper General Muni Debt Index*                                                                 5.70%
                                                                          Lehman Municipal Bond Index
12/31/88                                                                                   $10,000.00
1989                                                                                       $11,078.00
1990                                                                                       $11,885.59
1991                                                                                       $13,329.68
1992                                                                                       $14,505.36
1993                                                                                       $16,286.62
1994                                                                                       $15,449.49
1995                                                                                       $18,146.97
1996                                                                                       $18,952.70
1997                                                                                       $20,696.34
1998                                                                                       $22,037.47

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - A                                                          Ten Year

With Sales Charge                                                                                 6.32%

Without Sales Charge                                                                              6.84%

Lehman Municipal Bond Index*                                                                      8.22%

Lipper General Muni Debt Index*                                                                   7.75%

                                                                         Lipper General Muni Debt Index

12/31/88                                                                                     $10,000.00

1989                                                                                         $10,995.70

1990                                                                                         $11,655.33

1991                                                                                         $13,058.63

1992                                                                                         $14,220.85

1993                                                                                         $15,988.50

1994                                                                                         $15,022.80

1995                                                                                         $17,623.40

1996                                                                                         $18,253.96

1997                                                                                         $19,968.01

1998                                                                                         $21,094.20


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,
                            1998
Enterprise Tax-Exempt Income Fund - B                                                      One Year   5/1/95-12/31/98
With Sales Charge                                                                             1.33%             5.24%
Without Sales Charge                                                                          5.33%             5.95%
Lehman Municipal Bond Index*                                                                  6.48%             8.09%
Lipper General Municipal Debt Index*                                                          5.64%             7.66%
                                                              Enterprise Tax-Exempt Income Fund - B
5/1/95                                                                                   $10,000.00        $10,000.00    $10,000.00
1995                                                                                     $10,718.20        $10,957.45    $10,954.14
1996                                                                                     $11,036.10        $11,443.96    $11,345.20
1997                                                                                     $11,738.22        $12,496.80    $12,410.52
1998                                                                                     $12,064.10        $13,306.59    $13,110.47

  AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,
                            1998
Enterprise Tax-Exempt Income Fund - B
With Sales Charge
Without Sales Charge
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index*
                                                                Lehman Municipal Bond Index
5/1/95
1995
1996
1997
1998

  AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31,
                            1998
Enterprise Tax-Exempt Income Fund - B
With Sales Charge
Without Sales Charge
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index*
                                                              Lipper General Municipal Debt Index
5/1/95
1995
1996
1997
1998

74                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - C
With Sales Charge
Without Sales Charge
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index*
                                                                                Enterprise Tax-Exempt Income Fund - C
5/1/97                                                                                                     $10,000.00
1997                                                                                                       $10,613.60
1998                                                                                                       $11,180.37

        AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - C                                                                One Year
With Sales Charge                                                                                       4.34%
Without Sales Charge                                                                                    5.34%
Lehman Municipal Bond Index*                                                                            6.48%
Lipper General Municipal Debt Index*                                                                    5.64%
                                                                                  Lehman Municipal Bond Index
5/1/97                                                                                             $10,000.00
1997                                                                                               $10,855.00
1998                                                                                               $11,558.40

        AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund - C                                                               5/1/97-12/31/98

With Sales Charge                                                                                             6.92%

Without Sales Charge                                                                                          6.92%

Lehman Municipal Bond Index*                                                                                  5.64%

Lipper General Municipal Debt Index*                                                                          8.58%

                                                                                Lipper General Municipal Debt Index

5/1/97                                                                                                   $10,000.00

1997                                                                                                     $10,860.40

1998                                                                                                     $11,472.93


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund-Y
Cumulative Return
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index*
                                                                                Enterprise Tax-Exempt Income Fund - Y
11/30/98                                                                                                   $10,000.00
1998                                                                                                       $10,018.00

         AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund-Y
Cumulative Return
Lehman Municipal Bond Index*
Lipper General Municipal Debt Index*
                                                                                  Lehman Municipal Bond Index
11/30/98                                                                                           $10,000.00
1998                                                                                               $10,025.00

         AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998
Enterprise Tax-Exempt Income Fund-Y                                                               11/30/98-12/31/98

Cumulative Return                                                                                             0.18%

Lehman Municipal Bond Index*                                                                                  0.25%

Lipper General Municipal Debt Index*                                                                          0.18%

                                                                                Lipper General Municipal Debt Index

11/30/98                                                                                                 $10,000.00

1998                                                                                                     $10,018.00


Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The Lehman Municipal Bond Index is an unmanaged index. It includes reinvested interest and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     75

FUTURE INVESTMENT STRATEGY

MBIA believes the U.S. economy will flirt with recession in 1999. The global economic and political backdrop will cause policymakers to consider tactics aimed at reflation. Reflationary policies imply a positively sloped yield curve led by declining short rates. Expect inflationary pressures to be moderate, with CPI averaging 1.5 to 2 percent. This should result in long-bond yields trading below 5.65 percent for most of the year.

It is unrealistic to assume a short fix is in order for the American global trading partners. Economic and political problems in the U.S., Asia, Russia and Latin America did not happen overnight and solutions to their turmoil should not be expected to occur at an unrealistic pace. Keep in mind that capital markets' history teaches us that the financial markets treat recognition of a problem as part of the solution. The markets react in a discounting fashion to expected resolutions. We remain convinced of positive outcomes for U.S. financial markets. There will be bouts, however, of anguish and volatility throughout 1999.

The fund manager expects tax-exempts to remain cheap to Treasuries throughout 1999 as municipal new issue supply is expected to remain relatively high ($215 to $250 billion). Credit quality is also expected to remain good, while tax-exempt yield volatility will remain muted early in the year. As a result, MBIA remains positive on the tax-exempt sector and will continue to emphasize high-quality well-structured paper for the fund.

DEPENDING ON AN INVESTOR'S SPECIFIC SITUATION, INCOME DERIVED FROM THIS FUND MAY, AT TIMES, BE SUBJECT TO AN ALTERNATIVE MINIMUM TAX, AS WELL AS TAXABLE CAPITAL GAINS AND INTEREST INCOME PAYMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

76                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      PRINCIPAL
MUNICIPAL BONDS -- 95.45%                               AMOUNT           VALUE
----------------------------------------------------------------------------------

ALABAMA -- 0.92%
----------------------------------------------------------------------------------
    Alabama Housing Finance Authority Single
    Family Mortgage Revenue Home Mortgage Series
    A-1 6.55% due 10/01/14........................  $      250,000   $     267,752

ARIZONA -- 3.37%
----------------------------------------------------------------------------------
    Salt River Project, Arizona Agriculture Import
    and Power District Electric System Revenue
    5.00% due 01/01/30............................       1,000,000         978,670

CALIFORNIA -- 0.58%
----------------------------------------------------------------------------------
    California State General Obligation Bonds
    6.10% due 09/01/04............................         150,000         167,205

FLORIDA -- 7.06%
----------------------------------------------------------------------------------
    Broward County, Broward Recovery Revenue 7.95%
    due 12/01/08..................................         295,000         312,715
    Florida State Board Education Capital Outlay
    Series C 5.50% due 06/01/23...................       1,500,000       1,554,720
    Florida State Board Education Capital Outlay
    Series A 7.25% due 06/01/23...................         170,000         180,938
                                                                     -------------
                                                                         2,048,373

GEORGIA -- 5.46%
----------------------------------------------------------------------------------
    Atlanta Downtown Development Authority
    Underground Atlanta Project 6.25% due
    10/01/12......................................         500,000         540,545
    Municipal Electric Authority Georgia Project
    One Subordinated Series A (MBIA Insured) 5.25%
    due 01/01/15..................................       1,000,000       1,044,010
                                                                     -------------
                                                                         1,584,555

ILLINOIS -- 10.49%
----------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
    Chicago Illinois Sales Tax Revenue (FGIC
    Insured) 5.25% due 01/01/20...................  $    1,000,000   $   1,018,630
    Illinois Health Facilities Authority Revenues
    Edward Obligated Group Series A (AMBAC
    Insured) 5.25% due 02/15/27...................       1,000,000       1,010,450
    Illinois Health Facilities Authority Revenues
    Sherman Health System (AMBAC Insured) 5.25%
    due 08/01/27..................................       1,000,000       1,012,480
                                                                     -------------
                                                                         3,041,560

INDIANA -- 3.54%
----------------------------------------------------------------------------------
    Indiana Health Facility Hospital Revenue
    Sisters of St Francis Health-A (MBIA Insured)
    5.375% due 11/01/27...........................       1,000,000       1,025,510

IOWA -- 3.46%
----------------------------------------------------------------------------------
    Iowa Finance Authority Hospital Facility
    Revenue Iowa Health Systems Series A (MBIA
    Insured) 5.125% due 01/01/28..................       1,000,000       1,002,620

LOUISIANA -- 0.52%
----------------------------------------------------------------------------------
    Louisiana State Offshore Term Authority
    Deepwater Port Revenue Series E 7.60% due
    09/01/10......................................         140,000         150,010

MASSACHUSETTS -- 2.81%
----------------------------------------------------------------------------------
    Massachusetts State Housing Finance Agency
    Revenue Residential FNMA Collateral-A 6.90%
    due 11/15/24..................................         750,000         816,420

MICHIGAN -- 3.74%
----------------------------------------------------------------------------------
    Michigan State Building Authority Revenue
    Series I 6.40% due 10/01/04...................       1,000,000       1,083,570

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     77

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
NEBRASKA -- 3.68%
----------------------------------------------------------------------------------
    Nebraska Public Power District Revenue General
    Series A (MBIA Insured) 5.25% due 01/01/05....  $    1,000,000   $   1,066,350

NEVADA -- 3.19%
----------------------------------------------------------------------------------
    Clark County School District Series A (MBIA
    Insured) 7.00% due 06/01/11...................         750,000         925,755

NEW YORK -- 9.59%
----------------------------------------------------------------------------------
    New York State Local Government Assistance
    7.00% due 04/01/21 (Prerefunded 04/01/01 at
    102)..........................................         200,000         217,936
    New York State Power Authority Revenue &
    General Prerefunded Series CC 5.00% due
    01/01/09 (Prerefunded 1/01/03 at 102).........       1,020,000       1,080,486
    Triborough Bridge & Tunnel Authority, New York
    General Purpose Series A 6.00% due 01/01/10...       1,300,000       1,481,688
                                                                     -------------
                                                                         2,780,110

OHIO -- 3.46%
----------------------------------------------------------------------------------
    Ohio State Public Facilities Commission Higher
    Education Capital Facilities Series II C FSA
    4.00% due 06/01/03............................       1,000,000       1,003,530

OKLAHOMA -- 5.56%
----------------------------------------------------------------------------------
    Tulsa, Oklahoma General Obligation Bonds 6.30%
    due 06/01/17..................................       1,500,000       1,613,355
OREGON -- 3.48%
----------------------------------------------------------------------------------
    Clackamas County School District 12 4.00% due
    06/01/03......................................       1,000,000       1,008,380
                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------

TEXAS -- 10.24%
----------------------------------------------------------------------------------
    Grapevine Colleyville Independent School
    District Texas Refunding 4.75% due 08/15/02...  $      500,000   $     515,400
    Houston Texas General Obligation Bonds 6.00%
    due 03/01/05..................................         500,000         527,800
    Plano Texas Health Facilities Development
    Corporation Texas Health Resources Systems
    Series C (MBIA Insured) 5.00% due 02/15/22....         500,000         488,620
    Texas State Department Housing Community
    Affairs Home Mortgage Revenue GNMA Collateral
    Series A 6.95% due 07/01/23...................         390,000         417,604
    Texas Tech University Revenues Refunding &
    Improvement Financing Systems 3rd Series
    (AMBAC Insured) 5.375% due 02/15/17...........       1,000,000       1,022,100
                                                                     -------------
                                                                         2,971,524

UTAH -- 3.48%
----------------------------------------------------------------------------------
    Utah County Utah Hospital Revenue IHC Health
    Services Incorporated (MBIA Insured) 5.25% due
    08/15/21......................................       1,000,000       1,009,980

VIRGINIA -- 3.70%
----------------------------------------------------------------------------------
    Virginia State Transportation Board Revenue
    6.00% due 04/01/10............................       1,000,000       1,071,970

WASHINGTON -- 7.12%
----------------------------------------------------------------------------------
    Tacoma, Washington Electric Systems Revenue
    (AMBAC Insured) 6.15% due 01/01/08............       1,000,000       1,070,970

78                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
----------------------------------------------------------------------------------
    Washington State Health Care Facilities
    Swedish Health Services (AMBAC Insured) 5.125%
    due 11/15/22..................................  $    1,000,000   $     993,910
                                                                     -------------
                                                                         2,064,880
                                                                     -------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $26,242,533).....................................      27,682,079
----------------------------------------------------------------------------------

SHORT-TERM TAX-EXEMPT INVESTMENTS -- 2.41%
----------------------------------------------------------------------------------

INDIANA -- 1.38%
----------------------------------------------------------------------------------
    Jasper County Industrial Pollution Control
    Revenue Northern Industrial Public Service B
    resets 1/04/1999 5.15% (v)....................         400,000         400,000

NEW YORK -- 1.03%
----------------------------------------------------------------------------------
    New York, New York General Obligaiton Bonds
    Series A-4 resets 1/04/1999 5.00% (v).........         300,000         300,000
                                                                     -------------
TOTAL SHORT-TERM TAX-EXEMPT INVESTMENTS
(IDENTIFIED COST $700,000)........................................         700,000
----------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $26,942,533).....................................   $  28,382,079
OTHER ASSETS LESS LIABILITIES -- 2.14%............................         620,748
                                                                     -------------
NET ASSETS -- 100%................................................   $  29,002,827
----------------------------------------------------------------------------------

(v) Variable interest rate demand security; Interest rate is as of December 31, 1998, and is adjusted daily. Maturity date is the later of the next reset date or next put at par.
AMBAC American Bond Assurance Corp.
FGIC Financial Guaranty Insurance Corp.
MBIA Municipal Bond Insurance Association

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     79

ENTERPRISE MANAGED FUND

OPCAP ADVISORS, INC.
New York, New York

INVESTMENT MANAGEMENT

OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became fund manager to the Enterprise Managed Fund on October 1, 1994. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

INVESTMENT OBJECTIVE

The objective of the Enterprise Managed Fund is to seek growth of capital over time through investment in a fund consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the manager's assessment of relative investment values.

INVESTMENT PHILOSOPHY

OpCap's investment process seeks to take advantage of opportunities in all market sectors by shifting the investment mix among stocks, bonds and money market instruments. The focus of the investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-to-earnings ratio of these companies is significantly below the price-to-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1998 PERFORMANCE REVIEW

1998 was not an especially good year for the Fund. It trailed the S&P 500 because of two main factors: the minimal holdings of technology issues, many of which had large gains in 1998, and the poor performance of certain of the fund's investments, including Citigroup, Inc., and Boeing Co. Other major holdings of the fund, including its three largest holdings -- McDonald's Corp., Time Warner Inc. and Federal Home Loan Mortgage Corp. (Freddie Mac) -- rose strongly.

While the fund's 1998 results did not live up to expectations, OpCap remains dedicated to the continued delivery of excellent results over time. OpCap focuses on individual companies and tries to understand where their businesses are going over the next several years, not on where the stock market is heading in the next six months. Simply stated, OpCap wants to invest in superior businesses that are underpriced in the stock market. A superior business is one that is extremely well-managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchases.

80                    THE ENTERPRISE GROUP OF FUNDS, INC.

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - A                                                                 One Year    10/1/94-12/31/98
With Sales Charge                                                                              1.75%              18.27%
Without Sales Charge                                                                           7.05%              19.64%
S&P 500 Index*                                                                                28.57%              28.44%
Lipper Flexible Portfolio Fund Index*                                                         16.52%              16.40%
                                                                         Enterprise Managed Fund - A       S&P 500 Index
10/1/94                                                                                    $9,523.81          $10,000.00
12/31/94                                                                                   $9,373.33           $9,998.00
1995                                                                                      $12,905.21          $13,753.25
1996                                                                                      $15,754.68          $16,904.12
1997                                                                                      $19,071.03          $22,543.33
1998                                                                                      $20,414.78          $28,983.96

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - A
With Sales Charge
Without Sales Charge
S&P 500 Index*
Lipper Flexible Portfolio Fund Index*
                                                                            Lipper Flexible Portfolio Fund

                                                                                                     Index

10/1/94                                                                                         $10,000.00

12/31/94                                                                                         $9,819.00

1995                                                                                            $12,135.30

1996                                                                                            $13,846.38

1997                                                                                            $16,372.65

1998                                                                                            $19,076.76


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - B                                                                 One Year   5/1/95-12/31/98
With Sales Charge                                                                              2.31%            17.57%
Without Sales Charge                                                                           6.31%            18.10%
S&P 500 Index*                                                                                28.57%            29.22%
Lipper Flexible Portfolio Fund Index*                                                         16.52%            17.38%
                                                                         Enterprise Managed Fund - B     S&P 500 Index
5/1/95                                                                                    $10,000.00        $10,000.00
1995                                                                                      $11,838.20        $12,162.54
1996                                                                                      $14,382.90        $14,948.98
1997                                                                                      $17,324.21        $19,935.95
1998                                                                                      $18,117.37        $25,631.66

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - B
With Sales Charge
Without Sales Charge
S&P 500 Index*
Lipper Flexible Portfolio Fund Index*
                                                                            Lipper Flexible Portfolio Fund

                                                                                                     Index

5/1/95                                                                                          $10,000.00

1995                                                                                            $11,455.00

1996                                                                                            $13,070.27

1997                                                                                            $15,454.94

1998                                                                                            $18,007.48


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     81

                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - C                                                                                  One Year
With Sales Charge                                                                                               4.36%
Without Sales Charge                                                                                            5.36%
S&P 500 Index*                                                                                                 28.57%
Lipper Flexible Portfolio Fund Index*                                                                          25.69%
                                                                         Enterprise Managed Fund - C    S&P 500 Index
5/1/97                                                                                     10,000.00        10,000.00
1997                                                                                       11,673.70        12,256.00
1998                                                                                       12,299.08        15,757.54

    AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDING DECEMBER 31, 1998
Enterprise Managed Fund - C                                                                5/1/97-12/31/98

With Sales Charge                                                                                   13.20%

Without Sales Charge                                                                                13.20%

S&P 500 Index*                                                                                      31.33%

Lipper Flexible Portfolio Fund Index*                                                               29.90%

                                                                            Lipper Flexible Portfolio Fund

                                                                                                     Index

5/1/97                                                                                           10,000.00

1997                                                                                             12,310.00

1998                                                                                             15,472.44


                         GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998

                                                                                                       One Year    7/31/95-12/31/98
Enterprise Managed Fund - Y                                                                               7.20%              17.21%
S&P 500 Index*                                                                                           28.57%              28.08%
Lipper Flexible Portfolio Fund Index*                                                                    16.52%              16.10%
                                                                                    Enterprise Managed Fund - Y       S&P 500 Index
7/31/95                                                                                              $10,000.00          $10,000.00
1995                                                                                                 $10,770.77          $11,067.84
1996                                                                                                 $13,208.20          $13,603.48
1997                                                                                                 $16,061.17          $18,141.60
1998                                                                                                 $17,217.57          $23,324.65

     AVERAGE ANNUAL TOTAL RETURNS PERIOD ENDING DECEMBER 31, 1998

Enterprise Managed Fund - Y
S&P 500 Index*
Lipper Flexible Portfolio Fund Index*
                                                                            Lipper Flexible Portfolio Fund

                                                                                                     Index

7/31/95                                                                                         $10,000.00

1995                                                                                            $10,603.00

1996                                                                                            $12,098.13

1997                                                                                            $14,305.43

1998                                                                                            $16,668.12


Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

82                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

OpCap expects U.S. and international economic growth to slow in 1999, and the fund is positioned to perform well in this environment. The fund owns very few cyclical stocks that would be hurt by economic weakness. New investments in the fourth quarter of 1998 were AlliedSignal Inc., a diversified technology and manufacturing company; News Corporation Ltd., a global media and communications company; and US West Inc., which provides telecommunications services in the western and midwestern United States. OpCap believes each should deliver strong business results in 1999.

US West Inc. exemplifies the fund manager's philosophy of owning quality companies with excellent prospects. It has been investing in new technologies and businesses, and those investments should begin to pay off with higher earnings. This includes the company's new wired-wireless service, the first of its kind in the United States. The service allows customers to have a single number for their wired and wireless phones.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     83

ENTERPRISE MANAGED FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
COMMON STOCKS -- 83.97%                                AMOUNT           VALUE
---------------------------------------------------------------------------------

AEROSPACE -- 3.35%
---------------------------------------------------------------------------------
AlliedSignal Inc..................................         50,200   $   2,224,488
Boeing Company....................................        380,500      12,413,812
                                                                    -------------
                                                                       14,638,300

BANKING -- 9.84%
---------------------------------------------------------------------------------
BankBoston Corporation............................        270,000      10,513,125
Chase Manhattan Corporation.......................         60,000       4,083,750
M&T Bank Corporation..............................         18,500       9,600,344
Wells Fargo & Company.............................        472,000      18,850,500
                                                                    -------------
                                                                       43,047,719
BROADCASTING -- 8.10%
---------------------------------------------------------------------------------
News Corporation Ltd. (ADR).......................        360,000       8,887,500
Time Warner Inc...................................        427,600      26,537,925
                                                                    -------------
                                                                       35,425,425
CHEMICALS -- 8.28%
---------------------------------------------------------------------------------
Dow Chemical Company..............................         79,000       7,184,063
Du Pont (E. I.) De Nemours & Company..............        301,000      15,971,812
Hercules Inc......................................         70,600       1,932,675
Monsanto Company..................................        140,000       6,650,000
Solutia Inc.......................................        200,000       4,475,000
                                                                    -------------
                                                                       36,213,550

COMPUTER SOFTWARE -- 1.41%
---------------------------------------------------------------------------------
Computer Associates International Inc.............        145,000       6,180,625

CONGLOMERATES -- 4.44%
---------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Company..........        160,000      11,380,000
Tenneco Inc.......................................         68,300       2,326,469
Textron Inc.......................................         75,000       5,695,312
                                                                    -------------
                                                                       19,401,781
CONSUMER PRODUCTS -- 1.46%
---------------------------------------------------------------------------------
Mattel Inc........................................        280,000       6,387,500
DRUGS & MEDICAL PRODUCTS -- 0.63%
---------------------------------------------------------------------------------
Becton, Dickinson & Company.......................         65,000       2,774,688
ELECTRICAL EQUIPMENT -- 0.95%
---------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
Varian Associates Inc.............................        110,000       4,166,250

FOOD & BEVERAGES & TOBACCO -- 6.65%
---------------------------------------------------------------------------------
Diageo (ADR)......................................        340,000   $  15,725,000
Philip Morris Companies Inc.......................        250,000      13,375,000
                                                                    -------------
                                                                       29,100,000

HOTELS & RESTAURANTS -- 6.33%
---------------------------------------------------------------------------------
McDonald's Corporation............................        361,150      27,673,119

INSURANCE -- 6.04%
---------------------------------------------------------------------------------
ACE Ltd...........................................        262,000       9,022,625
EXEL Ltd. (Class A)...............................        231,700      17,377,500
                                                                    -------------
                                                                       26,400,125

MACHINERY -- 1.97%
---------------------------------------------------------------------------------
Caterpillar Inc...................................        187,100       8,606,600

MANUFACTURING -- 2.91%
---------------------------------------------------------------------------------
ITT Industries Inc................................        320,000      12,720,000

MISC. FINANCIAL SERVICES -- 10.42%
---------------------------------------------------------------------------------
Citigroup Inc.....................................        400,000      19,800,000
Freddie Mac.......................................        400,000      25,775,000
                                                                    -------------
                                                                       45,575,000

PAPER & FOREST PRODUCTS -- 2.02%
---------------------------------------------------------------------------------
Champion International Corporation................        218,000       8,829,000

PRINTING & PUBLISHING -- 2.09%
---------------------------------------------------------------------------------
Donnelley R.R. & Sons Company.....................        200,000       8,762,500
Reed International (ADR)..........................         12,700         400,050
                                                                    -------------
                                                                        9,162,550

TELECOMMUNICATIONS -- 5.03%
---------------------------------------------------------------------------------
Sprint Corporation................................        147,000      12,366,375
U S West Inc......................................        149,300       9,648,512
                                                                    -------------
                                                                       22,014,887

TRANSPORTATION -- 2.05%
---------------------------------------------------------------------------------
UAL Corporation (a)...............................        150,000       8,953,125
TOTAL COMMON STOCKS
(IDENTIFIED COST $304,771,446)...................................     367,270,244
---------------------------------------------------------------------------------

84                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 2.40%
---------------------------------------------------------------------------------
U.S. Treasury Bond 5.50% due 08/15/28.............  $  10,000,000   $  10,475,000
                                                                    -------------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $10,677,541)....................................      10,475,000
---------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.44%
---------------------------------------------------------------------------------
U.S. Treasury Note 5.625% due 05/15/08............     10,000,000      10,671,500
                                                                    -------------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $10,681,899)....................................      10,671,500
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.56%
---------------------------------------------------------------------------------
Ford Motor Credit Company 5.38% due 01/06/99......     15,000,000      14,988,791
General Electric Capital Corporation, 5.51% due
01/25/99..........................................     10,000,000       9,963,267
Household Finance Corporation 5.38% due
01/19/99..........................................      8,151,000       8,129,074
                                                                    -------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $33,081,132)....................................      33,081,132
---------------------------------------------------------------------------------
                                                       NUMBER
                                                      OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT           VALUE
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.44%
---------------------------------------------------------------------------------
State Street Bank & Trust Repurchase Agreement,
4.25% due 01/04/99
Collateral: U.S. Treasury Note $14,385,000 5.75%
due 08/15/03
Value $15,338,006.................................  $  15,035,000   $  15,035,000
                                                                    -------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $15,035,000)....................................      15,035,000
---------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $374,247,018)...................................   $ 436,532,876
OTHER ASSETS LESS LIABILITIES -- 0.19%...........................         840,742
                                                                    -------------
NET ASSETS -- 100%...............................................   $ 437,373,618
---------------------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     85

ENTERPRISE MONEY MARKET FUND

ENTERPRISE CAPITAL MANAGEMENT, INC.
Atlanta, Georgia

INVESTMENT MANAGEMENT

Enterprise Capital Management, Inc., which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE:MNY) and has managed the Enterprise Money Market Fund since May 1, 1992.

INVESTMENT OBJECTIVE

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity in obligations maturing in one year or less from the time of purchase. An investment in the fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00. Past performance is no guarantee of future results and the yield will fluctuate.

INVESTMENT PHILOSOPHY

Enterprise invests primarily in high-quality (A-1/P-1) short-term money market instruments, principally commercial paper. While interest rate projection is not a key component of the management style, Enterprise does emphasize purchases primarily in a maturity range of 60 to 120 days to provide flexibility in responding to significant changes in the market.

1998 PERFORMANCE REVIEW

By year-end 1998, the global financial markets had staged a strong rebound from their precarious state at the end of September and in the first half of October. Equity markets bounced back from their lows, credit spreads contracted appreciably from their mid-October yields, and liquidity largely returned to the capital markets. These conditions enabled new issue markets for equities and bonds to become operable once again, since the turmoil had all but shut down these markets. Even the money market securities market experienced upheaval, as yields remained high while short-term Treasury rates dropped. Lower-rated money market credits traded at historically wide spreads.

The return to more settled conditions was due in no small part to the Fed's recognition, whether or not in concert with other central banks, of the serious need to address the global economic and currency problems through a shift to a program of easing monetary policy. As well, the Fed believed it prudent to undertake its easing stance given the potential for non-domestic pressures to spill over into the U.S. economy's performance which managed by itself clearly did not justify such a shift in Fed policy.

In this environment the Fund was managed during 1998 to react quickly to the change of investor expectations. Short maturity investments allowed flexibility, while some longer maturity investments locked in yields.

86                    THE ENTERPRISE GROUP OF FUNDS, INC.

FUTURE INVESTMENT STRATEGY

Presently, there are many crosscurrents at work as the Fed weighs an economy with robust domestic demand, surging stock market, softening dollar, tightening credit spreads, quiescent inflation, and a weak manufacturing sector against a backdrop of potentially worrisome global financial conditions. Absent an exogenous shock to the system, such a picture argues for a wait-and-see stance by the Fed.

Going forward, the average maturity of the Fund will be adjusted selectively to capitalize on opportunities where the Fund will be rewarded for duration extension. Currently, there is no benefit afforded money market investors for extending much beyond the 30-day area. Consequently, the Enterprise Money Market Fund is maintaining a shorter-than-target average maturity. At year-end, the average maturity of the Fund was approximately 28.8 days. The 30-day and seven-day current yields of the fund were each 4.97 percent as of year-end.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     87

ENTERPRISE MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
COMMERCIAL PAPER -- 93.39%                             AMOUNT         VALUE
------------------------------------------------------------------------------
American Crystal Sugar 5.30% due 01/29/99.........    $1,500,000   $ 1,493,817
American Express Credit Corporation, 4.80% due
02/01/99..........................................     2,400,000     2,390,080
Ameritech Capital Funding Corporation, 5.50% due
01/22/99..........................................     4,200,000     4,186,525
Asset Backed Securities Investment Trust Series
1997 - E, 5.54% due 01/15/99......................     1,000,000     1,000,000
Associates Corporation of North America, 4.95% due
04/22/99..........................................     2,000,000     1,969,475
Avco Financial Services Canada 5.30% due
03/01/99..........................................     4,000,000     3,965,256
Avco Financial Services Canada 5.35% due
03/15/99..........................................     1,000,000       989,151
Avco Financial Services Canada 5.40% due
02/08/99..........................................     1,000,000       994,300
Bank of New York 5.26% due 02/05/99...............     3,000,000     2,984,658
Bank of Nova Scotia 5.40% due 01/19/99............     3,000,000     2,991,900
Bank One Cleveland, N.A. 5.71% due 03/01/17.......     2,200,000     2,200,000
Chevron Oil Finance Company 5.25% due 01/13/99....     5,000,000     4,991,250
Ciesco LP 5.08% due 01/21/99......................     6,000,000     5,983,067
CIT Group Holdings Inc. 5.33% due 01/28/99........     1,500,000     1,494,004
Coca Cola Enterprises Inc. 5.20% due 02/02/99.....     4,875,000     4,852,467
Coca Cola Enterprises Inc. 5.50% due 01/28/99.....     1,300,000     1,294,638
Commercial Credit Company 5.17% due 01/26/99......     2,500,000     2,491,024
Conagra Inc. 5.80% due 01/08/99...................       500,000       499,436
Edison Asset Securitization 5.40% due 01/29/99....     6,000,000     5,974,800
Enterprise Funding Corporation 5.35% due
01/15/99..........................................     2,769,000     2,763,239
Enterprise Funding Corporation 5.42% due
01/19/99..........................................     1,500,000     1,495,935
Ford Motor Canada 5.17% due 01/22/99..............     4,500,000     4,486,429
General Electric Capital Corporation, 5.00% due
01/13/99..........................................       500,000       499,167
General Electric Capital Corporation, 5.17% due
01/15/99..........................................     2,000,000     1,995,979
General Electric Capital Corporation, 5.50% due
01/29/99..........................................     1,000,000       995,722

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
General Motors Acceptance Corporation, 5.04% due
01/04/99..........................................    $1,000,000   $   999,580
General Motors Acceptance Corporation, 5.31% due
01/20/99..........................................     3,000,000     2,991,593
Goldman Sachs Group 5.34% due 01/15/99............     4,000,000     4,000,000
Goldman Sachs Group 5.40% due 01/08/99............     2,600,000     2,597,270
Heller Financial Inc. 5.52% due 01/12/99..........     3,000,000     2,994,940
Heller Financial Inc. 5.52% due 01/22/99..........     4,000,000     3,987,120
Household Finance Canada 5.17% due 01/21/99.......     4,000,000     3,988,511
Household International Corporation, 5.45% due
01/08/99..........................................     1,000,000       998,940
Houston Industries Finance Company, 6.05% due
01/06/99..........................................     1,000,000       999,160
JHM Funding Incorporated 5.40% due 01/29/99.......     4,876,000     4,855,521
Lehman Brothers Inc. 5.60% due 01/29/99...........     7,400,000     7,367,769
Merrill Lynch & Company Inc. 5.19% due 01/26/99...     2,500,000     2,490,990
Merrill Lynch & Company Inc. 5.27% due 01/27/99...     2,000,000     1,992,388
Norfolk Southern Corporation 6.15% due 01/04/99...     1,400,000     1,399,283
Paccar Financial Corporation 5.40% due 01/04/99...     6,000,000     5,997,300
Panasonic Finance Inc. 5.13% due 01/26/99.........     3,000,000     2,989,313
Republic New York Corporation Discount, 5.02% due
03/01/99..........................................     4,200,000     4,165,446
Sanwa Business Credit Corporation, 5.45% due
01/22/99..........................................     4,000,000     3,987,283
Sears Roebuck Acceptance Corporation, 5.33% due
01/15/99..........................................     1,000,000       997,927
Sears Roebuck Acceptance Corporation, 5.36% due
01/21/99..........................................     3,000,000     2,991,067
Sears Roebuck Acceptance Corporation, 5.50% due
01/19/99..........................................     3,000,000     2,991,750
Syndicated Loan Funding Trust 6.04% due
01/15/99..........................................     3,000,000     3,000,000
Textron Financial 6.10% due 01/06/99..............     1,500,000     1,498,729
Transamerica Financial Canada 5.23% due
01/25/99..........................................     4,500,000     4,484,310
Transamerica Financial Canada 5.37% due
01/11/99..........................................     2,500,000     2,496,271

88                    THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                       NUMBER
                                                     OF SHARES
                                                    OR PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
Xerox Credit Corporation 5.25% due 01/12/99.......    $6,000,000   $ 5,990,375
                                                                   -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $148,235,151)..................................   148,235,151
------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 3.78%
------------------------------------------------------------------------------
Bank of Nova Scotia 5.74% due 05/07/99............     3,000,000     2,999,808
Union Bank Treasury Division 5.50% due 01/20/99...     3,000,000     3,000,000
                                                                   -----------
TOTAL CERTIFICATES OF DEPOSIT
(IDENTIFIED COST $5,999,808)....................................     5,999,808
------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 2.64%
------------------------------------------------------------------------------
Federal Home Loan Banks 5.00% due 10/27/99........     4,000,000     4,000,000
Freddie Mac Discount Notes 5.09% due 01/14/99.....       100,000        99,816
Freddie Mac Discount Notes 5.10% due 01/12/99.....       100,000        99,844
                                                                   -----------
TOTAL SHORT-TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $4,199,660)....................................     4,199,660
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $158,434,619)..................................   $158,434,619
OTHER ASSETS LESS LIABILITIES -- 0.19%..........................       295,347
                                                                   -----------
NET ASSETS -- 100%..............................................   $158,729,966
------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     89

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998
--------------------------------------------------------------------------------

                                                                    GROWTH                         CAPITAL
                                                                  AND INCOME    EQUITY INCOME    APPRECIATION
                                  GROWTH FUND      EQUITY FUND       FUND            FUND            FUND
                                ----------------  -------------  -------------  --------------  --------------
ASSETS:
--------------------------------------------------------------------------------------------------------------
  Investments at value          $  1,469,030,081  $  17,956,049  $  61,344,184  $  152,781,588  $  150,394,712
--------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (cost-$1,285,825 and
   $59,377)                                   --             --             --              --              --
--------------------------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                               10,514,237         53,481        429,053         193,421         788,655
--------------------------------------------------------------------------------------------------------------
  Receivable for investments
   sold                                       --        101,520         72,682              --              --
--------------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                            707,209         14,764         32,682         216,852          46,205
--------------------------------------------------------------------------------------------------------------
  Due from investment adviser                 --         14,798         17,109              --              --
--------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                           --             --             --              --              --
--------------------------------------------------------------------------------------------------------------
  Cash and other assets                   45,637         43,043         13,438          64,531          16,137
--------------------------------------------------------------------------------------------------------------
    Total assets                $  1,480,297,164  $  18,183,655  $  61,909,148  $  153,256,392  $  151,245,709
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                            1,300,545         23,211         29,857         173,103         123,952
--------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                           8,819,800      1,037,480        236,461       1,977,163       3,375,613
--------------------------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                                    --             --             --              --              --
--------------------------------------------------------------------------------------------------------------
  Investment advisory fees
   payable                               872,011         10,232         36,631          93,363          84,891
--------------------------------------------------------------------------------------------------------------
  Distribution fees payable              750,009         10,522         26,556          73,665          57,378
--------------------------------------------------------------------------------------------------------------
  Accrued expenses and other
   liabilities                           681,031         69,544         60,803         105,788          92,150
--------------------------------------------------------------------------------------------------------------
    Total liabilities           $     12,423,396  $   1,150,989  $     390,308  $    2,423,082  $    3,733,984
--------------------------------------------------------------------------------------------------------------
NET ASSETS                      $  1,467,873,768  $  17,032,666  $  61,518,840  $  150,833,310  $  147,511,725
--------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------------------
Paid-in capital                    1,081,589,933     16,099,210     49,991,308     114,781,365      91,520,373
--------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                        (7,753,555)        (3,422)         1,278          70,719      (1,342,438)
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments               (15,103,832)        84,408          1,407         871,334      (3,194,734)
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                            --             --             --              --              --
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                 409,141,222        852,470     11,524,847      35,109,892      60,528,524
--------------------------------------------------------------------------------------------------------------
Net assets                      $  1,467,873,768  $  17,032,666  $  61,518,840  $  150,833,310  $  147,511,725
--------------------------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $    827,567,226  $   6,740,895  $  16,664,261  $  111,274,606  $  131,604,967
--------------------------------------------------------------------------------------------------------------
Shares outstanding                    39,279,626      1,041,720        574,389       4,138,708       3,410,132
--------------------------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                          $21.07          $6.47         $29.01          $26.89          $38.59
--------------------------------------------------------------------------------------------------------------
Sales charge per share                     $1.05          $0.32          $1.45           $1.34           $1.92
--------------------------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                                 $22.12          $6.79         $30.46          $28.23          $40.51
--------------------------------------------------------------------------------------------------------------
CLASS B : NET ASSETS            $    446,472,930  $   8,731,197  $  21,890,475  $   33,806,809  $   14,663,236
--------------------------------------------------------------------------------------------------------------
Shares outstanding                    21,650,929      1,357,791        757,479       1,272,483         390,970
--------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                          $20.62          $6.43         $28.90          $26.57          $37.50
--------------------------------------------------------------------------------------------------------------
CLASS C : NET ASSETS            $    133,194,151  $   1,503,982  $   4,654,429  $    5,639,397  $    1,039,961
--------------------------------------------------------------------------------------------------------------
Shares outstanding                     6,381,815        233,706        161,018         211,193          27,190
--------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                          $20.87          $6.44         $28.91          $26.70          $38.25
--------------------------------------------------------------------------------------------------------------
CLASS Y : NET ASSETS            $     60,639,461  $      56,592  $  18,309,675  $      112,498  $      203,561
--------------------------------------------------------------------------------------------------------------
Shares outstanding                     2,832,109          8,797        628,524           4,187           5,248
--------------------------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share               $21.41          $6.43         $29.13          $26.87          $38.79
--------------------------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $  1,059,888,859  $  17,103,579  $  49,819,337  $  117,671,696  $   89,866,188
--------------------------------------------------------------------------------------------------------------

See notes to financial statements.

90                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                                                 GLOBAL
                                    SMALL          SMALL                       FINANCIAL      GOVERNMENT
                                   COMPANY     COMPANY VALUE   INTERNATIONAL    SERVICES      SECURITIES      HIGH-YIELD
                                 GROWTH FUND        FUND        GROWTH FUND       FUND           FUND         BOND FUND
                                -------------  --------------  -------------  ------------  --------------  --------------
ASSETS:
--------------------------------------------------------------------------------------------------------------------------
  Investments at value          $  28,588,415  $  156,499,386  $  73,022,458   $8,338,881   $  108,521,364  $  113,650,949
--------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (cost-$1,285,825 and
   $59,377)                                --              --      1,300,794       59,747               --              --
--------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares
   sold                               108,324       1,506,643        209,809       26,588          259,232         227,097
--------------------------------------------------------------------------------------------------------------------------
  Receivable for investments
   sold                               461,782              --         16,783           --               --              --
--------------------------------------------------------------------------------------------------------------------------
  Dividends and interest
   receivable                           3,674          99,385        148,132       12,956          672,864       2,283,764
--------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser          22,173           9,153          3,443       42,490           15,420           9,534
--------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   (net) receivable                        --              --         39,171        1,132               --              --
--------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                11,519          17,115         14,904       33,692           14,437          13,966
--------------------------------------------------------------------------------------------------------------------------
    Total assets                $  29,195,887  $  158,131,682  $  74,755,494  $ 8,515,486   $  109,483,317  $  116,185,310
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                            27,346       1,172,498        177,162          823          122,119         283,545
--------------------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                          559,040         305,541         47,187      105,423               --              --
--------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions
   payable                                 --              --             --           --           74,423         141,289
--------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees
   payable                             22,516          94,376         51,151        5,616           55,426          59,043
--------------------------------------------------------------------------------------------------------------------------
  Distribution fees payable            11,622          90,003         30,590        1,281           52,702          62,682
--------------------------------------------------------------------------------------------------------------------------
  Accrued expenses and other
   liabilities                         56,041         157,297        106,752       38,340           66,089          82,883
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities           $     676,565  $    1,819,715  $     412,842  $   151,483   $      370,759  $      629,442
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                      $  28,519,322  $  156,311,967  $  74,342,652  $ 8,364,003   $  109,112,558  $  115,555,868
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Paid-in capital                    27,516,556     147,800,744     64,196,653    7,191,623      112,479,065     120,404,737
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                       (348,252)       (739,317)        13,581        7,863               --              12
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on investments             (5,045,493)      1,247,492        369,955          316       (3,991,896)        114,533
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
 (loss) on futures                         --              --             --           --               --         (62,305)
--------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                6,396,511       8,003,048      9,762,463    1,164,201          625,389      (4,901,109)
--------------------------------------------------------------------------------------------------------------------------
Net assets                      $  28,519,322  $  156,311,967  $  74,342,652  $ 8,364,003   $  109,112,558  $  115,555,868
--------------------------------------------------------------------------------------------------------------------------
CLASS A: NET ASSETS             $   8,194,493  $   79,867,579  $  41,458,039  $ 1,426,281   $   71,609,403  $   72,636,908
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    365,227      10,081,778      2,194,602      235,885        5,896,061       6,302,320
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption
 price per share                       $22.44           $7.92         $18.89        $6.05           $12.15          $11.53
--------------------------------------------------------------------------------------------------------------------------
Sales charge per share                  $1.12           $0.39          $0.94        $0.30            $0.61           $0.57
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per
 share, including sales charge
 of 4.75%                              $23.56           $8.31         $19.83        $6.35           $12.76          $12.10
--------------------------------------------------------------------------------------------------------------------------
CLASS B : NET ASSETS            $   8,759,560  $   61,929,341  $  16,007,394  $ 1,022,356   $   27,133,777  $   35,495,217
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    395,771       7,997,909        859,679      169,647        2,235,436       3,080,313
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                       $22.13           $7.74         $18.62        $6.03           $12.14          $11.52
--------------------------------------------------------------------------------------------------------------------------
CLASS C : NET ASSETS            $   2,481,164  $   14,238,508  $   3,498,291  $   217,936   $    3,088,857  $    5,391,870
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    111,708       1,802,611        186,364       36,167          254,390         467,798
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering
 price per share                       $22.21           $7.90         $18.77        $6.03           $12.14          $11.53
--------------------------------------------------------------------------------------------------------------------------
CLASS Y : NET ASSETS            $   9,084,105  $      276,539  $  13,378,928  $ 5,697,430   $    7,280,521  $    2,031,873
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding                    402,788          34,308        708,491      942,373          599,717         176,496
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per share            $22.55           $8.06         $18.88        $6.05           $12.14          $11.51
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS AT COST             $  22,191,904  $  148,496,338  $  63,318,780  $ 7,176,203   $  107,895,975  $  118,552,058
--------------------------------------------------------------------------------------------------------------------------


                                 TAX-EXEMPT                     MONEY MARKET
                                 INCOME FUND    MANAGED FUND        FUND
                                -------------  --------------  --------------
ASSETS:
--------------------------------------------------------------------------------------------
  Investments at value          $  28,382,079  $  436,532,876  $  158,434,619
------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (cost-$1,285,825 and
   $59,377)                                --              --              --
--------------------------------------------------------------------------------------------------------------------------

  Receivable for fund shares
   sold                               170,361         787,178       1,603,767
--------------------------------------------------------------------------------------------------------------------------

  Receivable for investments
   sold                                    --       1,024,928              --
--------------------------------------------------------------------------------------------------------------------------

  Dividends and interest
   receivable                         436,495         610,861         232,104
--------------------------------------------------------------------------------------------------------------------------

  Due from investment adviser           5,487              --              --
--------------------------------------------------------------------------------------------------------------------------

  Forward currency contracts
   (net) receivable                        --              --              --
--------------------------------------------------------------------------------------------------------------------------

  Cash and other assets                78,992          32,924         452,033
--------------------------------------------------------------------------------------------------------------------------

    Total assets                $  29,073,414  $  438,988,767  $  160,722,523
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
--------------------------------------------------------------------------------------------------------------------------

  Payable for fund shares
   redeemed                               947         883,164       1,851,055
--------------------------------------------------------------------------------------------------------------------------

  Payable for investments
   purchased                               --              --              --
--------------------------------------------------------------------------------------------------------------------------

  Dividends and distributions
   payable                             19,780              --          10,549
--------------------------------------------------------------------------------------------------------------------------

  Investment advisory fees
   payable                             12,268         273,370          44,356
--------------------------------------------------------------------------------------------------------------------------

  Distribution fees payable            13,411         209,267              --
--------------------------------------------------------------------------------------------------------------------------

  Accrued expenses and other
   liabilities                         24,181         249,348          86,597
--------------------------------------------------------------------------------------------------------------------------

    Total liabilities           $      70,587  $    1,615,149  $    1,992,557
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS                      $  29,002,827  $  437,373,618  $  158,729,966
--------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

Paid-in capital                    27,456,825     369,924,024     158,729,966
--------------------------------------------------------------------------------------------------------------------------

Undistributed net investment
 income (loss)                             --          (6,227)             --
--------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on investments                106,456       5,169,963              --
--------------------------------------------------------------------------------------------------------------------------

Accumulated net realized gain
 (loss) on futures                         --              --              --
--------------------------------------------------------------------------------------------------------------------------

Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                1,439,546      62,285,858              --
--------------------------------------------------------------------------------------------------------------------------

Net assets                      $  29,002,827  $  437,373,618  $  158,729,966
--------------------------------------------------------------------------------------------------------------------------

CLASS A: NET ASSETS             $  23,709,484  $  175,083,644  $  140,490,150
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding                  1,712,806      18,914,704     140,490,150
--------------------------------------------------------------------------------------------------------------------------

Net asset value and redemption
 price per share                       $13.84           $9.26           $1.00
--------------------------------------------------------------------------------------------------------------------------

Sales charge per share                  $0.69           $0.46              --
--------------------------------------------------------------------------------------------------------------------------

Maximum offering price per
 share, including sales charge
 of 4.75%                              $14.53           $9.72           $1.00
--------------------------------------------------------------------------------------------------------------------------

CLASS B : NET ASSETS            $   4,450,523  $  161,552,271  $   10,147,261
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding                    321,631      17,626,832      10,147,261
--------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.84           $9.17           $1.00
--------------------------------------------------------------------------------------------------------------------------

CLASS C : NET ASSETS            $     777,408  $   11,653,660  $    4,680,248
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding                     56,161       1,281,367       4,680,248
--------------------------------------------------------------------------------------------------------------------------

Net asset value and offering
 price per share                       $13.84           $9.09           $1.00
--------------------------------------------------------------------------------------------------------------------------

CLASS Y : NET ASSETS            $      65,412  $   89,084,043  $    3,412,307
--------------------------------------------------------------------------------------------------------------------------

Shares outstanding                      4,727       9,633,554       3,412,307
--------------------------------------------------------------------------------------------------------------------------

Net asset value, offering and
 redemption price per share            $13.84           $9.25           $1.00
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AT COST             $  26,942,533  $  374,247,018  $  158,434,619
--------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     91

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                             GROWTH         EQUITY          CAPITAL
                                                 EQUITY    AND INCOME       INCOME        APPRECIATION
                                GROWTH FUND       FUND        FUND           FUND            FUND
                                -----------     --------   ----------     -----------     -----------
 INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------
  Dividends                     $ 7,117,485(1)  $125,906(1) $  492,976(1) $ 2,971,442(1)  $   329,441(1)
-----------------------------------------------------------------------------------------------------
  Interest                        2,222,178      102,376      295,113         909,210         314,761
-----------------------------------------------------------------------------------------------------
    Total                         9,339,663      228,282      788,089       3,880,652         644,202
-----------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------
  Investment Advisory fees        7,776,795       77,640      309,113       1,030,099         944,606
-----------------------------------------------------------------------------------------------------
  Distribution fees, Class A      2,788,550       21,880       46,300         478,504         517,829
-----------------------------------------------------------------------------------------------------
  Distribution fees, Class B      2,865,025       46,707      112,242         269,764         103,259
-----------------------------------------------------------------------------------------------------
  Distribution fees, Class C        729,161        8,123       26,078          39,311           4,392
-----------------------------------------------------------------------------------------------------
  Transfer agent fees             1,941,096       88,432      158,466         329,713         274,758
-----------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                             170,715       30,918       53,461          65,841          48,571
-----------------------------------------------------------------------------------------------------
  Audit and legal fees               71,451       14,176       24,772          18,795          17,765
-----------------------------------------------------------------------------------------------------
  Reports to shareholders           355,086       (8,107)       7,648          46,905          30,837
-----------------------------------------------------------------------------------------------------
  Registration fees                 115,453       23,465       39,137          30,100          27,386
-----------------------------------------------------------------------------------------------------
  Directors' fees                     4,825        4,821        5,165           4,825           4,825
-----------------------------------------------------------------------------------------------------
  Other expenses                    258,840        4,817       13,516          18,053           6,272
-----------------------------------------------------------------------------------------------------
      Total expenses             17,076,997      312,872      795,898       2,331,910       1,980,500
-----------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                       --     (117,115)    (178,665)       (102,250)             --
-----------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement               17,076,997      195,757      617,233       2,229,660       1,980,500
-----------------------------------------------------------------------------------------------------
Net investment income (loss)     (7,737,334)      32,525      170,856       1,650,992      (1,336,298)
-----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions         48,382,838      174,726      474,045       9,777,817      19,025,360
-----------------------------------------------------------------------------------------------------
  Net realized loss on foreign
   currency transactions                 --           --           --              --              --
-----------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments
   and foreign currency
   related transactions         242,454,975      477,834    5,535,514       2,185,780      16,876,956
-----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS     290,837,813      652,560    6,009,559      11,963,597      35,902,316
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $283,100,479    $685,085   $6,180,415     $13,614,589     $34,566,018
-----------------------------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $35,922 for Growth, $625 for Equity, $3,949 for Growth and Income, $10,791 for Equity Income, $2,654 for Capital Appreciation, $222 for Small Company Growth, $178,151 for International Growth, $603 for Global Financial Services, $803 for High-Yield Bond, and $20,192 for Managed.
See notes to financial statements.

92                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                  SMALL                                          GLOBAL
                                 COMPANY        SMALL                          FINANCIAL      GOVERNMENT
                                 GROWTH        COMPANY       INTERNATIONAL      SERVICES      SECURITIES     HIGH-YIELD
                                  FUND        VALUE FUND     GROWTH FUND          FUND           FUND        BOND FUND
                                ---------     ----------     ------------      ----------     ----------     ----------
                                                                                10/1/98
                                                                                THROUGH
 INVESTMENT INCOME:                                                             12/31/98
-----------------------------------------------------------------------------------------------------------------------
  Dividends                     $  39,855(1)  $  991,182      $ 1,391,932(1)   $   26,904(1)  $       --     $   21,696(1)
-----------------------------------------------------------------------------------------------------------------------
  Interest                         62,230        643,067          157,479           4,910      6,734,281      9,368,965
-----------------------------------------------------------------------------------------------------------------------
    Total                         102,085      1,634,249        1,549,411          31,814      6,734,281      9,390,661
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Investment Advisory fees        247,872        893,406          574,799          14,156        585,666        623,478
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A       31,625        303,832          181,304             832        312,335        318,106
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B       55,032        435,983          128,991           1,090        187,417        283,545
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C       16,660         77,537           21,388             378         16,815         37,572
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees             141,315        557,693          243,856          26,460        196,109        238,910
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                            61,827         76,301          231,301          16,045         53,538         78,896
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees             24,724         19,444           14,428          17,933         17,024         17,045
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders          17,271         39,900           17,676             753         15,468         16,187
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                37,627         38,575           27,698          10,081         28,201         32,033
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                   5,165          4,825            4,825           1,136          4,825          4,825
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                    7,657         45,981            6,875           1,797          9,168         18,839
-----------------------------------------------------------------------------------------------------------------------
      Total expenses              646,775      2,493,477        1,453,141          90,661      1,426,566      1,669,436
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement               (196,438)      (126,994)         (73,295)        (66,710)       (80,305)      (146,963)
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                450,337      2,366,483        1,379,846          23,951      1,346,261      1,522,473
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)     (348,252)      (732,234)         169,565           7,863      5,388,020      7,868,188
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions        (4,822,173)    4,934,895        4,448,094          21,597         73,735      1,471,176
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss on foreign
   currency transactions               --             --       (2,917,969)        (21,281)            --             --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments
   and foreign currency
   related transactions         4,125,149       (888,315)       6,756,237       1,164,201        754,081     (7,542,908)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS      (697,024)     4,046,580        8,286,362       1,164,517        827,816     (6,071,732)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $(1,045,276)  $3,314,346      $ 8,455,927      $1,172,380     $6,215,836     $1,796,456
-----------------------------------------------------------------------------------------------------------------------


                                                                         MONEY
                                TAX-EXEMPT           MANAGED             MARKET
                                INCOME FUND           FUND                FUND
                                -----------        -----------         ----------

 INVESTMENT INCOME:
--------------------------------------------------------------------------------------------
  Dividends                     $        --        $ 4,964,046(1)      $       --
--------------------------------------------------------------------------------------------------------
  Interest                        1,497,257          3,569,842          6,117,373
--------------------------------------------------------------------------------------------------------------------
    Total                         1,497,257          8,533,888          6,117,373
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
  Investment Advisory fees          138,737          3,103,061            385,510
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A        107,181            786,377                 --
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B         34,734          1,413,691                 --
-----------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C          4,491             85,063                 --
-----------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                51,511            907,266            164,996
-----------------------------------------------------------------------------------------------------------------------
  Custodian and accounting
   fees                              35,581             90,047             50,638
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees               10,951             35,083             16,603
-----------------------------------------------------------------------------------------------------------------------
  Reports to shareholders            (6,817)            95,857             26,246
-----------------------------------------------------------------------------------------------------------------------
  Registration fees                  27,161             39,561             33,197
-----------------------------------------------------------------------------------------------------------------------
  Directors' fees                     4,825              4,825              4,825
-----------------------------------------------------------------------------------------------------------------------
  Other expenses                      1,404             52,181             26,286
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                409,759          6,613,012            708,301
-----------------------------------------------------------------------------------------------------------------------
    Less: Expense
     reimbursement                  (82,991)                --                 --
-----------------------------------------------------------------------------------------------------------------------
    Total expenses, net of
     reimbursement                  326,768          6,613,012            708,301
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      1,170,489          1,920,876          5,409,072
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   security transactions            746,552         30,494,153                 --
-----------------------------------------------------------------------------------------------------------------------
  Net realized loss on foreign
   currency transactions                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments
   and foreign currency
   related transactions            (320,248)       (10,504,129)                --
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS         426,304         19,990,024                 --
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $ 1,596,793        $21,910,900         $5,409,072
-----------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     93

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        EQUITY FUND                   GROWTH AND INCOME FUND
                                        GROWTH FUND           --------------------------------   --------------------------------
                                ----------------------------                  FOR THE PERIOD                     FOR THE PERIOD
                                  YEAR ENDED     YEAR ENDED    YEAR ENDED       MAY 1, 1997       YEAR ENDED     OCTOBER 1, 1997
                                 DECEMBER 31,   DECEMBER 31,  DECEMBER 31,        THROUGH        DECEMBER 31,        THROUGH
                                     1998           1997          1998       DECEMBER 31, 1997       1998       DECEMBER 31, 1997
                                --------------  ------------  ------------   -----------------   ------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)  $   (7,737,334) $ (2,912,665) $    32,525       $    2,479       $   170,856       $    40,924
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                      48,382,838    18,241,515      174,726           60,709           474,045            69,380
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                      --            --           --               --                --                --
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments      242,454,975    89,190,233      477,834          374,636         5,535,514           (22,006)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                        283,100,479   104,519,083      685,085          437,824         6,180,415            88,298
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                                   (11,564)           --      (23,216)          (2,460)          (49,655)          (18,371)
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                      (417)           --      (10,634)              --           (13,413)          (11,694)
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                    (4,198)           --       (1,711)            (208)           (1,356)           (2,192)
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                       (42)           --         (386)              --          (107,244)          (69,364)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (38,585,631)   (8,614,445)     (25,454)         (52,758)         (128,692)          (71,049)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B             (20,943,603)   (3,431,799)     (32,207)         (30,175)         (168,132)          (57,595)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C              (6,012,830)     (493,612)      (5,525)          (4,690)          (36,761)           (9,938)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y              (2,811,699)     (906,323)        (218)              --          (144,116)         (273,727)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (68,369,984)  (13,446,179)     (99,351)         (90,291)         (649,369)         (513,930)
---------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
  Shares sold                      475,086,024   260,192,148    4,275,470        2,924,258        13,648,983         3,059,535
---------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    37,006,136     8,246,727       39,040           55,088           174,612            86,011
---------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (240,646,180) (108,981,528)  (1,091,690)         (59,944)       (2,458,043)         (160,185)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                         271,445,980   159,457,347    3,222,820        2,919,402        11,365,552         2,985,361
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
  Shares sold                      229,554,640   117,131,669    9,402,016        1,782,097        18,581,974         2,266,006
---------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    20,187,422     3,282,897       41,050           27,982           173,334            66,791
---------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (28,733,003)   (7,865,656)  (2,754,989)         (56,145)       (1,648,252)           (8,694)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                         221,009,059   112,548,910    6,688,077        1,753,934        17,107,056         2,324,103
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
  Shares sold                       99,187,822    28,408,390    1,411,627          306,566         4,168,315           459,347
---------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     5,852,001       478,133        7,109            4,380            36,716            11,908
---------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (12,495,435)   (2,696,749)    (237,070)         (33,314)         (444,827)           (2,071)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                          92,544,388    26,189,774    1,181,666          277,632         3,760,204           469,184
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
  Shares sold                       31,656,834    44,900,757       55,800               --         2,595,184           382,747
---------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     2,181,730       480,824           68               --           250,373           341,911
---------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (28,103,666)   (7,816,150)          --               --        (2,482,459)         (313,478)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                           5,734,898    37,565,431       55,868               --           363,098           411,180
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions        590,734,325   335,761,462   11,148,431        4,950,968        32,595,910         6,189,828
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                        805,464,820   426,834,366   11,734,165        5,298,501        38,126,956         5,764,196
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $  662,408,948  $235,574,582  $ 5,298,501       $       --       $23,391,884       $17,627,688
---------------------------------------------------------------------------------------------------------------------------------
  End of period                 $1,467,873,768  $662,408,948  $17,032,666       $5,298,501       $61,518,840       $23,391,884
---------------------------------------------------------------------------------------------------------------------------------


                                 YEAR ENDED
                                SEPTEMBER 30,
                                    1997
                                -------------
FROM OPERATIONS:
  Net investment income (loss)   $   105,611
-----------------------------------------------------------
  Net realized gain (loss) on
   investments                       348,420
-------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                    --
---------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments      3,204,139
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                        3,658,170
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                                      --
---------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                      --
---------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   C                                      --
---------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                 (93,534)
---------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A                    --
---------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B                    --
---------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class C                    --
---------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y              (338,162)
---------------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders      (431,696)
---------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
 TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

  Shares sold                      1,088,636
---------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                          --
---------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                         --
---------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class A                         1,088,636
---------------------------------------------------------------------------------------------------------------------------------

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

  Shares sold                        977,832
---------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                          --
---------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                        (30)
---------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class B                           977,802
---------------------------------------------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

  Shares sold                         97,483
---------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                          --
---------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                        (75)
---------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class C                            97,408
---------------------------------------------------------------------------------------------------------------------------------

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------

  Shares sold                      4,708,756
---------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                     431,185
---------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                 (1,767,589)
---------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class Y                         3,372,352
---------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions        5,536,198
---------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                        8,762,672
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------

  Beginning of period            $ 8,865,016
---------------------------------------------------------------------------------------------------------------------------------

  End of period                  $17,627,688
---------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

94                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                            CAPITAL APPRECIATION               SMALL COMPANY GROWTH FUND
                                   EQUITY INCOME FUND               FUND            ------------------------------------------------
                                ------------------------  ------------------------                  FOR THE PERIOD
                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     OCTOBER 1, 1997     YEAR ENDED
                                 DECEMBER     DECEMBER     DECEMBER     DECEMBER    DECEMBER 31,        THROUGH        SEPTEMBER 30,
                                 31, 1998     31, 1997     31, 1998     31, 1997        1998       DECEMBER 31, 1997       1997
                                -----------  -----------  -----------  -----------  ------------   -----------------   -------------
FROM OPERATIONS:
  Net investment income (loss)  $ 1,650,992  $ 1,254,944  $(1,336,298) $(1,308,307) $  (348,252)      $   (68,233)      $  (150,864)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                    9,777,817    9,306,031   19,025,360   15,731,336   (4,822,173)         (158,828)          523,987
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                   --           --           --           --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments     2,185,780   12,427,285   16,876,956    7,731,763    4,125,149        (1,916,083)        2,373,082
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                      13,614,589   22,988,260   34,566,018   22,154,792   (1,045,276)       (2,143,144)        2,746,205
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                             (1,347,963)  (1,072,290)      (3,981)          --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                               (250,476)    (119,901)      (2,159)          --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                (41,379)     (10,306)          --           --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                 (1,942)          --           --           --           --                --                --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A           (7,896,363)  (6,834,121) (20,305,457) (15,427,334)          --          (111,554)               --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B           (2,412,973)  (1,334,999)  (2,296,049)  (1,092,295)          --           (64,497)               --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C             (397,433)    (130,982)    (156,338)     (17,309)          --           (18,302)               --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (8,549)          --      (34,063)          --           --          (310,189)         (665,013)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders  (12,357,078)  (9,502,599) (22,798,047) (16,536,938)          --          (504,542)         (665,013)
------------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
  Shares sold                    19,311,952   17,272,166   35,319,635    8,448,481    6,801,056         3,329,056         1,977,903
------------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                  8,929,816    7,703,613   19,629,603   14,967,124           --           109,857                --
------------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed               (16,538,197) (12,389,236) (47,296,498) (31,521,891)  (2,975,141)         (177,096)          (23,177)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                       11,703,571   12,586,543    7,652,740   (8,106,286)   3,825,915         3,261,817         1,954,726
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
  Shares sold                    16,906,603   12,399,165    7,868,911    2,827,251    8,068,502         2,166,644         1,059,895
------------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                  2,494,182    1,368,111    2,237,821    1,059,795           --            61,101                --
------------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (4,409,445)  (1,216,943)  (3,856,735)  (1,112,978)  (2,063,663)         (230,849)          (23,506)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                       14,991,340   12,550,333    6,249,997    2,774,068    6,004,839         1,996,896         1,036,389
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
  Shares sold                     4,251,624    1,846,156      917,554      124,776    2,206,846           645,548           189,019
------------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    420,408      124,710      153,448       16,626           --            17,752                --
------------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                  (746,044)     (11,463)    (161,592)      (1,512)    (506,686)          (26,689)             (170)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class C                        3,925,988    1,959,403      909,410      139,890    1,700,160           636,611           188,849
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
  Shares sold                       110,250           --      208,176           --    1,178,645           384,008        10,548,168
------------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                        930           --       15,972           --           --           301,209           656,535
------------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                        --           --      (18,086)          --   (5,183,044)         (651,790)       (4,317,735)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                          111,180           --      206,062           --   (4,004,399)           33,427         6,886,968
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions      30,732,079   27,096,279   15,018,209   (5,192,328)   7,526,515         5,928,751        10,066,932
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                      31,989,590   40,581,940   26,786,180      425,526    6,481,239         3,281,065        12,148,124
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $118,843,720 $78,261,780  $120,725,545 $120,300,019 $22,038,083       $18,757,018       $ 6,608,894
------------------------------------------------------------------------------------------------------------------------------------
  End of period                 $150,833,310 $118,843,720 $147,511,725 $120,725,545 $28,519,322       $22,038,083       $18,757,018
------------------------------------------------------------------------------------------------------------------------------------


                                SMALL COMPANY VALUE FUND
                                -------------------------
                                YEAR ENDED    YEAR ENDED
                                 DECEMBER    DECEMBER 31,
                                 31, 1998        1997
                                -----------  ------------
FROM OPERATIONS:
  Net investment income (loss)  $  (732,234) $   (36,646)
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on
   investments                    4,934,895    4,633,929
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on
   futures and options                   --           --
------------------------------------------------------------------------------------------------------------------------------------

  Net change in unrealized
   gain (loss) on investments      (888,315)   7,400,618
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
 assets resulting from
 operations                       3,314,346   11,997,901
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                                 (3,491)          --
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                 (2,710)          --
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   C                                   (883)          --
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                     --           --
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A           (2,153,716)  (2,902,903)
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B           (1,656,937)  (1,418,458)
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class C             (365,249)    (172,913)
------------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y               (7,161)      (7,578)
------------------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders   (4,190,147)  (4,501,852)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
 TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

  Shares sold                    81,669,430   24,183,248
------------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                  2,070,187    2,817,488
------------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed               (49,169,722)  (5,179,631)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class A                       34,569,895   21,821,105
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

  Shares sold                    50,674,685   17,761,763
------------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                  1,591,999    1,337,536
------------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed               (11,540,525)    (912,538)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class B                       40,726,159   18,186,761
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

  Shares sold                    12,908,849    2,602,460
------------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                    352,181      158,448
------------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                (1,644,958)     (49,665)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class C                       11,616,072    2,711,243
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

  Shares sold                       221,282      133,172
------------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                      7,161        7,533
------------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                   (78,860)  (2,069,409)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class Y                          149,583   (1,928,704)
------------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions      87,061,709   40,790,405
------------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                      86,185,908   48,286,454
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

  Beginning of period           $70,126,059  $21,839,605
------------------------------------------------------------------------------------------------------------------------------------

  End of period                 $156,311,967 $70,126,059
------------------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     95

--------------------------------------------------------------------------------

                                                                  GLOBAL
                                                                 FINANCIAL
                                                               SERVICES FUND
                                                              ---------------
                                 INTERNATIONAL GROWTH FUND    FOR THE PERIOD    GOVERNMENT SECURITIES FUND
                                ---------------------------   OCTOBER 1, 1998   --------------------------
                                 YEAR ENDED     YEAR ENDED        THROUGH        YEAR ENDED    YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                    1998           1997            1998             1998          1997
                                ------------   ------------   ---------------   ------------  ------------
FROM OPERATIONS:
  Net investment income (loss)  $   169,565    $   282,844      $     7,863     $  5,388,020  $ 4,916,643
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                    1,530,125      2,951,705              316           73,735      (70,610)
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                   --             --               --               --           --
----------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments     6,756,237     (1,379,627)       1,164,201          754,081    1,607,250
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                       8,455,927      1,854,922        1,172,380        6,215,836    6,453,283
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
----------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                               (108,820)      (143,750)              --       (3,896,434)  (4,240,611)
----------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                                 (1,058)        (7,274)              --         (936,305)    (463,583)
----------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                 (2,049)        (4,922)              --          (83,616)      (5,921)
----------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                (92,335)       (89,451)              --         (471,665)    (206,528)
----------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A             (329,025)    (2,418,648)              --               --           --
----------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B             (121,910)      (631,985)              --               --           --
----------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C              (25,397)       (71,424)              --               --           --
----------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y             (102,033)      (692,785)              --               --           --
----------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders     (782,627)    (4,060,239)              --       (5,388,020)  (4,916,643)
----------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
  Shares sold                     9,516,243      9,664,091        1,452,204       22,163,314    9,968,742
----------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    422,857      2,483,065               --        2,999,537    3,239,373
----------------------------------------------------------------------------------------------------------
  Shares redeemed               (11,162,315)    (7,918,925)        (129,788)     (22,837,964) (19,528,142)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                       (1,223,215)     4,228,231        1,322,416        2,324,887   (6,320,027)
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
  Shares sold                    12,740,631      8,132,892        1,150,088       25,436,261    7,500,863
----------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    120,205        618,379               --          756,772      366,928
----------------------------------------------------------------------------------------------------------
  Shares redeemed                (8,121,910)    (2,560,054)        (190,737)     (11,444,391)  (1,468,710)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        4,738,926      6,191,217          959,351       14,748,642    6,399,081
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
  Shares sold                     3,010,422      1,623,970          222,535        3,877,365      491,753
----------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     24,651         64,561               --           79,085        5,436
----------------------------------------------------------------------------------------------------------
  Shares redeemed                  (917,430)      (411,829)         (26,021)      (1,372,631)      (1,730)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease)-
   Class C                        2,117,643      1,276,702          196,514        2,583,819      495,459
----------------------------------------------------------------------------------------------------------
CLASS Y
----------------------------------------------------------------------------------------------------------
  Shares sold                     8,304,283      5,152,548        4,713,342          982,969    7,776,475
----------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                    194,336        782,252               --          467,956      203,007
----------------------------------------------------------------------------------------------------------
  Shares redeemed                (7,458,814)    (3,371,537)              --       (1,813,505)    (476,237)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                        1,039,805      2,563,263        4,713,342         (362,580)   7,503,245
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       6,673,159     14,259,413        7,191,623       19,294,768    8,077,758
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                      14,346,459     12,054,096        8,364,003       20,122,584    9,614,398
----------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------
  Beginning of period           $59,996,193    $47,942,097      $        --     $ 88,989,974  $79,375,576
----------------------------------------------------------------------------------------------------------
  End of period                 $74,342,652    $59,996,193      $ 8,364,003     $109,112,558  $88,989,974
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

96                    THE ENTERPRISE GROUP OF FUNDS, INC.

                                                                                                                      MONEY MARKET
                                   HIGH-YIELD BOND FUND       TAX-EXEMPT INCOME FUND             MANAGED FUND             FUND
                                --------------------------  ---------------------------   --------------------------  -------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    1998          1997          1998           1997           1998          1997          1998
                                ------------  ------------  ------------   ------------   ------------  ------------  -------------
FROM OPERATIONS:
  Net investment income (loss)  $  7,868,188  $ 5,875,927   $ 1,170,489    $ 1,259,307    $  1,920,876  $  1,197,777  $   5,409,072
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                     1,471,176    2,743,109       746,552        372,519      30,494,153    12,784,062             --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                    --      (62,305 )          --             --              --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments     (7,542,908)     349,675      (320,248)       229,121     (10,504,129)   38,518,875             --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                        1,796,456    8,906,406     1,596,793      1,860,947      21,910,900    52,500,714      5,409,072
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   A                              (5,459,924)  (4,853,097 )  (1,024,552)    (1,174,218)       (885,601)     (591,297)    (4,735,359)
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   B                              (2,042,690)    (972,857 )    (128,996)       (83,769)       (147,987)       (7,511)      (392,136)
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   C                                (273,307)     (24,986 )     (16,647)        (1,321)        (43,801)      (18,130)      (138,096)
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income, Class
   Y                                 (92,256)     (24,987 )        (293)            --        (849,714)     (607,068)      (143,481)
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class A              (997,754)          --      (524,341)      (322,461)    (10,259,117)   (5,861,184)            --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class B              (480,676)          --       (97,566)       (39,833)     (9,542,938)   (4,171,627)            --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class C               (74,900)          --       (16,735)        (2,497)       (692,449)     (136,070)            --
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on
   investments Class Y               (26,418)          --        (1,473)            --      (5,205,913)   (3,007,927)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and
 distributions to shareholders    (9,447,925)  (5,875,927 )  (1,810,603)    (1,624,099)    (27,627,520)  (14,400,814)    (5,409,072)
-----------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
  Shares sold                     26,180,156   20,360,902     4,758,439      2,691,749      44,993,325    52,752,538    413,364,732
-----------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   5,184,552    3,697,275     1,239,726      1,171,184      10,727,403     6,249,605      4,556,487
-----------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (20,189,403) (14,219,658 )  (5,829,298)    (8,876,454)    (36,345,519)  (21,520,190)  (345,896,926)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class A                        11,175,305    9,838,519       168,867     (5,013,521)     19,375,209    37,481,953     72,024,293
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
  Shares sold                     26,716,825   14,068,528     2,501,000      1,466,262      66,722,575    45,496,427     32,792,113
-----------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                   1,974,137      701,407       188,983        100,177       9,333,309     3,984,094        351,316
-----------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                (10,886,369)  (3,320,942 )  (1,073,717)      (728,264)    (21,471,933)   (6,915,745)   (28,976,415)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class B                        17,804,593   11,448,993     1,616,266        838,175      54,583,951    42,564,776      4,167,014
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Shares sold                      5,863,205    1,690,084       731,438        181,367      10,395,540     3,630,893     15,657,662
-----------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     291,593       18,460        28,617          3,787         707,800       143,683        112,867
-----------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                 (1,836,334)    (255,370 )    (157,608)            --      (2,469,630)      (69,464)   (12,111,247)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)-
   Class C                         4,318,464    1,453,174       602,447        185,154       8,633,710     3,705,112      3,659,282
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
  Shares sold                      1,250,831      775,896        66,447             --      30,057,893    29,017,460      2,877,556
-----------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of
   distributions                     119,053       24,887           402             --       6,055,002     3,614,889        131,097
-----------------------------------------------------------------------------------------------------------------------------------
  Shares redeemed                    (52,838)        (897 )          --             --     (26,931,170)  (19,022,024)    (2,296,440)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) -
   Class Y                         1,317,046      799,886        66,849             --       9,181,725    13,610,325        712,213
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets resulting from
 capital share transactions       34,615,408   23,540,572     2,454,429     (3,990,192)     91,774,595    97,362,166     80,562,802
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in
 net assets                       26,963,939   26,571,051     2,240,619     (3,753,344)     86,057,975   135,462,066     80,562,802
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Beginning of period           $ 88,591,929  $62,020,878   $26,762,208    $30,515,552    $351,315,643  $215,853,577  $  78,167,164
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                 $115,555,868  $88,591,929   $29,002,827    $26,762,208    $437,373,618  $351,315,643  $ 158,729,966
-----------------------------------------------------------------------------------------------------------------------------------


                                 YEAR ENDED
                                DECEMBER 31,
                                    1997
                                -------------
FROM OPERATIONS:
  Net investment income (loss)  $   3,014,138
-----------------------------------------------------------
  Net realized gain (loss) on
   investments                             --
-------------------------------------------------------------------------
  Net realized gain (loss) on
   futures and options                     --
---------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments              --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets resulting from
 operations                         3,014,138
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
---------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   A                               (2,766,936)
-----------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   B                                 (181,537)
-----------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   C                                   (6,468)
-----------------------------------------------------------------------------------------------------------------------------------

  Net investment income, Class
   Y                                  (59,197)
-----------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class A                     --
-----------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class B                     --
-----------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class C                     --
-----------------------------------------------------------------------------------------------------------------------------------

  Net realized gains on
   investments Class Y                     --
-----------------------------------------------------------------------------------------------------------------------------------

Total dividends and
 distributions to shareholders     (3,014,138)
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE
 TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------

  Shares sold                     186,445,537
-----------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                    2,799,348
-----------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                (179,852,529)
-----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class A                          9,392,356
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------

  Shares sold                      16,428,666
-----------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                      165,715
-----------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                 (11,957,685)
-----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class B                          4,636,696
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------

  Shares sold                       3,804,829
-----------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                        5,853
-----------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                  (2,789,716)
-----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)-
   Class C                          1,020,966
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------

  Shares sold                       3,225,033
-----------------------------------------------------------------------------------------------------------------------------------

  Reinvestment of
   distributions                       55,490
-----------------------------------------------------------------------------------------------------------------------------------

  Shares redeemed                    (580,428)
-----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) -
   Class Y                          2,700,095
-----------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets resulting from
 capital share transactions        17,750,113
-----------------------------------------------------------------------------------------------------------------------------------

Total increase (decrease) in
 net assets                        17,750,113
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

  Beginning of period           $  60,417,051
-----------------------------------------------------------------------------------------------------------------------------------

  End of period                 $  78,167,164
-----------------------------------------------------------------------------------------------------------------------------------


                      THE ENTERPRISE GROUP OF FUNDS, INC.                     97

ENTERPRISE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

(A) Annualized.
(B) Not annualized.
(C) Total return does not include one time sales charge.
(D) Total return does not include contingent deferred sales charge.
(E) Effective September 1, 1995, ratio includes expenses paid indirectly.
(F) Based on average monthly shares outstanding.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS A)                      1998        1997           1996           1995          1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   16.91   $   13.10      $   10.44      $    7.76     $   8.26
Net Investment Income (Loss)                            (0.11)(F)     (0.07)       (0.04)         (0.03)       (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             5.31        4.23           3.44           3.13        (0.06)
                                                    ---------   ---------      ---------      ---------     --------
Total from Investment Operations                         5.20        4.16           3.40           3.10        (0.08)
                                                    ---------   ---------      ---------      ---------     --------
Dividends from Net Investment Income                       --          --             --             --           --
Distributions from Capital Gains                        (1.04)      (0.35)         (0.74)         (0.42)       (0.42)
                                                    ---------   ---------      ---------      ---------     --------
Total Distributions                                     (1.04)      (0.35)         (0.74)         (0.42)       (0.42)
                                                    ---------   ---------      ---------      ---------     --------
Net Asset Value End of Period                       $   21.07   $   16.91      $   13.10      $   10.44     $   7.76
                                                    ---------   ---------      ---------      ---------     --------
Total Return(C)                                         30.94%      31.76%         32.60%         39.99%      (0.99)%
Net Assets End of Period (in thousands)             $ 827,567   $ 424,280      $ 196,752      $ 122,559     $ 88,375
Ratio of Expenses to Average Net Assets                  1.48%       1.43%(E)       1.53%(E)       1.60%        1.56%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.48%       1.43%(E)       1.53%(E)       1.60%        1.56%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.58)%     (0.55)%        (0.39)%        (0.35)%      (0.30)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (0.58)%     (0.55)%        (0.39)%        (0.35)%      (0.30)%
Portfolio Turnover Rate                                    28%         22%            30%            45%          65%

                                                          YEAR ENDED DECEMBER 31,                 FOR THE PERIOD
                                                    -----------------------------------               5/1/95
ENTERPRISE GROWTH FUND (CLASS B)                      1998        1997           1996            THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   16.66   $   12.97      $  10.41               $ 8.69
Net Investment Income (Loss)                            (0.21)(F)     (0.11)      (0.06)               (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                             5.21        4.15          3.36                 2.16
                                                    ---------   ---------      --------               ------
Total from Investment Operations                         5.00        4.04          3.30                 2.14
                                                    ---------   ---------      --------               ------
Dividends from Net Investment Income                       --          --            --                   --
Distributions from Capital Gains                        (1.04)      (0.35)        (0.74)               (0.42)
                                                    ---------   ---------      --------               ------
Total Distributions                                     (1.04)      (0.35)        (0.74)               (0.42)
                                                    ---------   ---------      --------               ------
Net Asset Value End of Period                       $   20.62   $   16.66      $  12.97               $10.41
                                                    ---------   ---------      --------               ------
Total Return(D)                                         30.20%      31.15%        31.73%               24.66%(B)
Net Assets End of Period (in thousands)             $ 446,473   $ 166,932      $ 36,483               $4,572
Ratio of Expenses to Average Net Assets                  2.03%       1.98%(E)      2.10%(E)             2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                2.03%       1.98%(E)      2.10%(E)             2.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.13)%     (1.10)%       (0.96)%              (0.82)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.13)%     (1.10)%       (0.96)%              (0.82)%(A)
Portfolio Turnover Rate                                    28%         22%           30%                  45%(A)

                       See notes to financial statements.

98                    THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                             FOR THE PERIOD
                                                        YEAR ENDED               5/1/97
ENTERPRISE GROWTH FUND (CLASS C)                     DECEMBER 31, 1998      THROUGH 12/31/97
------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $   16.85              $   14.11
Net Investment Income (Loss)                                 (0.21)(F)              (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  5.27                   3.15
                                                           -------                -------
Total from Investment Operations                              5.06                   3.09
                                                           -------                -------
Dividends from Net Investment Income                            --                     --
Distributions from Capital Gains                             (1.04)                 (0.35)
                                                           -------                -------
Total Distributions                                          (1.04)                 (0.35)
                                                           -------                -------
Net Asset Value End of Period                            $   20.87              $   16.85
                                                           -------                -------
Total Return(D)                                              30.22%                 21.91%(B)
Net Assets End of Period (in thousands)                  $ 133,194              $  26,601
Ratio of Expenses to Average Net Assets                       2.04%                  1.97%(A)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     2.04%                  1.97%(AE)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (1.13)%                (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (1.13)%                (1.10)%(A)
Portfolio Turnover Rate                                         28%                    22%(A)

                                                                                                 FOR THE PERIOD
                                                       YEAR ENDED          YEAR ENDED                8/8/96
ENTERPRISE GROWTH FUND (CLASS Y)                    DECEMBER 31, 1998   DECEMBER 31, 1997       THROUGH 12/31/96
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 17.02             $ 13.12                 $ 11.96
Net Investment Income (Loss)                               (0.02)(F)           (0.02)                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                5.45                4.27                    1.90
                                                         -------             -------                  ------
Total from Investment Operations                            5.43                4.25                    1.90
                                                         -------             -------                  ------
Dividends from Net Investment Income                          --                  --                      --
Distributions from Capital Gains                           (1.04)              (0.35)                  (0.74)
                                                         -------             -------                  ------
Total Distributions                                        (1.04)              (0.35)                  (0.74)
                                                         -------             -------                  ------
Net Asset Value End of Period                            $ 21.41             $ 17.02                 $ 13.12
                                                         -------             -------                  ------
Total Return                                               32.09%              32.40%                  15.91%(B)
Net Assets End of Period (in thousands)                  $60,640             $44,596                 $ 2,339
Ratio of Expenses to Average Net Assets                     1.03%               0.97%(E)                1.10%(A)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   1.03%               0.97%(E)                1.10%(A)(E)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               (0.13)%             (0.10)%                   0.04%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           (0.13)%             (0.10)%                   0.04%(A)
Portfolio Turnover Rate                                       28%                 22%                     30%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                     99

ENTERPRISE EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                         YEAR ENDED            05/01/97
ENTERPRISE EQUITY FUND (CLASS A)                      DECEMBER 31, 1998    THROUGH 12/31/97
--------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $    5.96            $    5.00
Net Investment Income (Loss)                                   0.03                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.53                 1.05
                                                             ------               ------
Total from Investment Operations                               0.56                 1.06
                                                             ------               ------
Dividends from Net Investment Income                          (0.02)                  --
Distributions from Capital Gains                              (0.03)               (0.10)
                                                             ------               ------
Total Distributions                                           (0.05)               (0.10)
                                                             ------               ------
Net Asset Value End of Period                             $    6.47            $    5.96
                                                             ------               ------
Total Return(C)                                                9.38%               21.30%(B)
Net Assets End of Period (in thousands)                   $   6,741            $   3,196
Ratio of Expenses to Average Net Assets                        1.60%                1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.73%                6.52%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.59%                0.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (0.54)%              (4.66)%(A)
Portfolio Turnover Rate                                          35%                  69%(A)

                                                                              FOR THE PERIOD
                                                          YEAR ENDED             05/01/97
ENTERPRISE EQUITY FUND (CLASS B)                       DECEMBER 31, 1998     THROUGH 12/31/97
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                        $    5.94             $    5.00
Net Investment Income (Loss)                                      --                    --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                    0.53                  1.04
                                                              ------                ------
Total from Investment Operations                                0.53                  1.04
                                                              ------                ------
Dividends from Net Investment Income                           (0.01)                   --
Distributions from Capital Gains                               (0.03)                (0.10)
                                                              ------                ------
Total Distributions                                            (0.04)                (0.10)
                                                              ------                ------
Net Asset Value End of Period                              $    6.43             $    5.94
                                                              ------                ------
Total Return(D)                                                 8.82%                20.80%(B)
Net Assets End of Period (in thousands)                    $   8,731             $   1,820
Ratio of Expenses to Average Net Assets                         2.15%                 2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                       3.29%                 6.21%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                     0.07%                (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (1.07)%               (4.29)%(A)
Portfolio Turnover Rate                                           35%                   69%(A)

                       See notes to financial statements.

100                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                         YEAR ENDED            05/01/97
ENTERPRISE EQUITY FUND (CLASS C)                      DECEMBER 31, 1998    THROUGH 12/31/97
--------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $    5.94            $    5.00
Net Investment Income (Loss)                                   0.01                   --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.53                 1.04
                                                             ------               ------
Total from Investment Operations                               0.54                 1.04
                                                             ------               ------
Dividends from Net Investment Income                          (0.01)                  --
Distributions from Capital Gains                              (0.03)               (0.10)
                                                             ------               ------
Total Distributions                                           (0.04)               (0.10)
                                                             ------               ------
Net Asset Value End of Period                             $    6.44            $    5.94
                                                             ------               ------
Total Return(D)                                                8.98%               20.89%(B)
Net Assets End of Period (in thousands)                   $   1,504            $     283
Ratio of Expenses to Average Net Assets                        2.15%                2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      3.28%                6.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.09%               (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (1.03)%              (4.07)%(A)
Portfolio Turnover Rate                                          35%                  69%(A)

                                                     FOR THE PERIOD
                                                        10/14/98
ENTERPRISE EQUITY FUND (CLASS Y)                    THROUGH 12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $    5.86
Net Investment Income (Loss)                                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 0.63
                                                           ------
Total from Investment Operations                             0.64
                                                           ------
Dividends from Net Investment Income                        (0.04)
Distributions from Capital Gains                            (0.03)
                                                           ------
Total Distributions                                         (0.07)
                                                           ------
Net Asset Value End of Period                           $    6.43
                                                           ------
Total Return                                                10.93%(B)
Net Assets End of Period (in thousands)                 $      57
Ratio of Expenses to Average Net Assets                      1.13%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    2.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  1.04%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (0.11)%(A)
Portfolio Turnover Rate                                        35%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    101

ENTERPRISE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD        FOR THE PERIOD
                                                           YEAR ENDED                  10/1/97                7/17/97
ENTERPRISE GROWTH AND INCOME FUND (CLASS A)            DECEMBER 31, 1998           THROUGH 12/31/97       THROUGH 9/30/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 25.19                    $ 25.71                $ 25.05
Net Investment Income (Loss)                                   0.14                       0.01                     --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   4.00                       0.04                   0.66
                                                            -------                     ------                 ------
Total from Investment Operations                               4.14                       0.05                   0.66
                                                            -------                     ------                 ------
Dividends from Net Investment Income                          (0.09)                     (0.11)                    --
Distributions from Capital Gains                              (0.23)                     (0.46)                    --
                                                            -------                     ------                 ------
Total Distributions                                           (0.32)                     (0.57)                    --
                                                            -------                     ------                 ------
Net Asset Value End of Period                               $ 29.01                    $ 25.19                $ 25.71
                                                            -------                     ------                 ------
Total Return(C)                                               16.50%                      0.20%(B)               2.63%(B)
Net Assets End of Period (in thousands)                     $16,664                    $ 4,032                $ 1,109
Ratio of Expenses to Average Net Assets                        1.50%                      1.50%(A)               1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      1.93%                      2.11%(A)               4.47%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.41%                      0.56%(A)               0.07%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              (0.03)%                    (0.04)%(A)             (2.90)%(A)
Portfolio Turnover Rate                                           5%                         1%(A)                 16%(A)

                                                       YEAR ENDED       FOR THE PERIOD    FOR THE PERIOD
                                                      DECEMBER 31,         10/1/97            7/17/97
ENTERPRISE GROWTH AND INCOME FUND (CLASS B)               1998         THROUGH 12/31/97   THROUGH 9/30/97
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.15            $ 25.68            $ 25.05
Net Investment Income (Loss)                               0.05              (0.01)             (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               3.95               0.03               0.64
                                                        -------             ------             ------
Total from Investment Operations                           4.00               0.02               0.63
                                                        -------             ------             ------
Dividends from Net Investment Income                      (0.02)             (0.09)                --
Distributions from Capital Gains                          (0.23)             (0.46)                --
                                                        -------             ------             ------
Total Distributions                                       (0.25)             (0.55)                --
                                                        -------             ------             ------
Net Asset Value End of Period                           $ 28.90            $ 25.15            $ 25.68
                                                        -------             ------             ------
Total Return(D)                                           15.95%              0.07%(B)           2.51%(B)
Net Assets End of Period (in thousands)                 $21,891            $ 3,257            $   992
Ratio of Expenses to Average Net Assets                    2.05%              2.05%(A)           2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.48%              2.66%(A)           4.59%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.17)%            (0.02)%(A)         (0.34)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.60)%            (0.63)%(A)         (2.87)%(A)
Portfolio Turnover Rate                                       5%                 2%(A)             16%(A)

                       See notes to financial statements.

102                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                       YEAR ENDED       FOR THE PERIOD    FOR THE PERIOD
                                                      DECEMBER 31,         10/1/97            7/17/97
ENTERPRISE GROWTH AND INCOME FUND (CLASS C)               1998         THROUGH 12/31/97   THROUGH 9/30/97
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 25.15            $ 25.68            $ 25.05
Net Investment Income (Loss)                               0.06              (0.02)             (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               3.94               0.05               0.64
                                                         ------             ------             ------
Total from Investment Operations                           4.00               0.03               0.63
                                                         ------             ------             ------
Dividends from Net Investment Income                      (0.01)             (0.10)                --
Distributions from Capital Gains                          (0.23)             (0.46)                --
                                                         ------             ------             ------
Total Distributions                                       (0.24)             (0.56)                --
                                                         ------             ------             ------
Net Asset Value End of Period                           $ 28.91            $ 25.15            $ 25.68
                                                         ------             ------             ------
Total Return(D)                                           15.95%              0.10%(B)           2.51%(B)
Net Assets End of Period (in thousands)                 $ 4,654            $   561            $    99
Ratio of Expenses to Average Net Assets                    2.05%              2.05%(A)           2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  2.49%              2.64%(A)           4.60%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              (0.16)%              0.03%(A)         (0.39)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          (0.60)%            (0.56)%(A)         (2.94)%(A)
Portfolio Turnover Rate                                       5%                 2%(A)             16%(A)

                                                                       FOR THE PERIOD
                                                                           10/1/97        YEAR
                                                       YEAR ENDED          THROUGH        ENDED    YEAR ENDED   YEAR ENDED
ENTERPRISE GROWTH AND INCOME FUND (CLASS Y)         DECEMBER 31, 1998     12/31/97       9/30/97     9/30/96      9/30/95
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $   25.24         $   25.73     $   20.11   $   16.69    $   12.72
Net Investment Income (Loss)                                 0.29              0.06          0.35        0.21         0.13
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 4.00              0.02          6.18        3.45         4.22
                                                          -------           -------     ---------  -----------  -----------
Total from Investment Operations                             4.29              0.08          6.53        3.66         4.35
                                                          -------           -------     ---------  -----------  -----------
Dividends from Net Investment Income                        (0.17)            (0.11)        (0.20)      (0.24)       (0.16)
Distributions from Capital Gains                            (0.23)            (0.46)        (0.71)         --        (0.22)
                                                          -------           -------     ---------  -----------  -----------
Total Distributions                                         (0.40)            (0.57)        (0.91)      (0.24)       (0.38)
                                                          -------           -------     ---------  -----------  -----------
Net Asset Value End of Period                           $   29.13         $   25.24     $   25.73   $   20.11    $   16.69
                                                          -------           -------     ---------  -----------  -----------
Total Return                                                17.08%             0.31%(B)     33.55%      22.21%       35.24%
Net Assets End of Period (in thousands)                 $  18,310         $  15,542     $  15,428   $   8,865    $   5,657
Ratio of Expenses to Average Net Assets                      1.05%             1.05%(A)      0.99%       0.97%        0.90%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    1.48%             1.68%(A)      2.20%       2.05%        2.20%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  0.89%             0.96%(A)      0.88%       1.23%        1.52%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              0.45%             0.33%(A)    (0.33)%       0.15%        0.22%
Portfolio Turnover Rate                                         5%                2%(A)        16%         18%          25%


                                                    YEAR ENDED
ENTERPRISE GROWTH AND INCOME FUND (CLASS Y)           9/30/94
--------------------------------------------------
Net Asset Value Beginning of Period                  $   12.08
Net Investment Income (Loss)                              0.15
Net Realized and Unrealized Gain (Loss) on
 Investments                                              0.74
                                                    -----------
Total from Investment Operations                          0.89
                                                    -----------
Dividends from Net Investment Income                     (0.14)
Distributions from Capital Gains                         (0.11)
                                                    -----------
Total Distributions                                      (0.25)
                                                    -----------
Net Asset Value End of Period                        $   12.72
                                                    -----------
Total Return                                              7.47%
Net Assets End of Period (in thousands)              $   3,639
Ratio of Expenses to Average Net Assets                   0.90%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                 2.23%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               1.17%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         (0.16)%
Portfolio Turnover Rate                                     10%

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    103

ENTERPRISE EQUITY INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS A)          1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $   26.42  $  22.44   $  20.73   $  16.43   $  17.75
Net Investment Income (Loss)                        0.36      0.17       0.41       0.45       0.44
Net Realized and Unrealized Gain (Loss) on
 Investments                                        2.52      5.95       3.27       5.00      (0.53)
                                               ---------  --------   --------   --------   --------
Total from Investment Operations                    2.88      6.12       3.68       5.45      (0.09)
                                               ---------  --------   --------   --------   --------
Dividends from Net Investment Income               (0.35)    (0.15)     (0.40)     (0.45)     (0.44)
Distributions from Capital Gains                   (2.06)    (1.99)     (1.57)     (0.70)     (0.79)
                                               ---------  --------   --------   --------   --------
Total Distributions                                (2.41)    (2.14)     (1.97)     (1.15)     (1.23)
                                               ---------  --------   --------   --------   --------
Net Asset Value End of Period                  $   26.89  $  26.42   $  22.44   $  20.73   $  16.43
                                               ---------  --------   --------   --------   --------
Total Return(C)                                    11.13%    28.08%     17.86%     33.38%    (0.49)%
Net Assets End of Period (in thousands)        $ 111,275  $ 97,932   $ 72,647   $ 61,906   $ 50,926
Ratio of Expenses to Average Net Assets             1.50%     1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                                1.58%     1.62%      1.68%      1.78%      1.73%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 1.32%     1.35%      1.87%      2.33%      2.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)             1.25%     1.23%      1.69%      2.06%      2.30%
Portfolio Turnover Rate                               31%       33%        33%        26%        41%

                                                         YEAR ENDED
                                                        DECEMBER 31,                 FOR THE PERIOD
                                               ------------------------------            5/1/95
ENTERPRISE EQUITY INCOME FUND (CLASS B)          1998       1997       1996         THROUGH 12/31/95
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  26.17   $  22.30   $  20.67            $18.12
Net Investment Income (Loss)                       0.20       0.12       0.24              0.29
Net Realized and Unrealized Gain (Loss) on
 Investments                                       2.49       5.83       3.30              3.40
                                               --------   --------   --------            ------
Total from Investment Operations                   2.69       5.95       3.54              3.69
                                               --------   --------   --------            ------
Dividends from Net Investment Income              (0.23)     (0.09)     (0.34)            (0.44)
Distributions from Capital Gains                  (2.06)     (1.99)     (1.57)            (0.70)
                                               --------   --------   --------            ------
Total Distributions                               (2.29)     (2.08)     (1.91)            (1.14)
                                               --------   --------   --------            ------
Net Asset Value End of Period                  $  26.57   $  26.17   $  22.30            $20.67
                                               --------   --------   --------            ------
Total Return(D)                                   10.49%     27.35%     17.22%            20.57%(B)
Net Assets End of Period (in thousands)        $ 33,807   $ 19,055   $  5,615            $1,086
Ratio of Expenses to Average Net Assets            2.05%      2.05%      2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)                               2.13%      2.17%      2.23%             2.23%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.78%      0.77%      1.32%             1.56%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)            0.71%      0.65%      1.14%             1.33%(A)
Portfolio Turnover Rate                              31%        33%        33%               26%(A)

                       See notes to financial statements.

104                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE EQUITY INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD FROM
                                                         YEAR ENDED               5/1/97
ENTERPRISE EQUITY INCOME FUND (CLASS C)               DECEMBER 31, 1998      THROUGH 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $   26.31              $   24.26
Net Investment Income (Loss)                                   0.21                   0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   2.49                   4.14
                                                             ------                 ------
Total from Investment Operations                               2.70                   4.18
                                                             ------                 ------
Dividends from Net Investment Income                          (0.25)                 (0.14)
Distributions from Capital Gains                              (2.06)                 (1.99)
                                                             ------                 ------
Total Distributions                                           (2.31)                 (2.13)
                                                             ------                 ------
Net Asset Value End of Period                             $   26.70              $   26.31
                                                             ------                 ------
Total Return(D)                                               10.47%                 18.21%(B)
Net Assets End of Period (in thousands)                   $   5,639              $   1,857
Ratio of Expenses to Average Net Assets                        2.05%                  2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.13%                  2.20%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    0.81%                  0.69%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                0.73%                  0.54%(A)
Portfolio Turnover Rate                                          31%                    33%(A)

                                                         FOR THE PERIOD
ENTERPRISE EQUITY INCOME FUND (CLASS Y)             1/22/98 THROUGH 12/31/98
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $   26.25
Net Investment Income (Loss)                                     0.47
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     2.69
                                                               ------
Total from Investment Operations                                 3.16
                                                               ------
Dividends from Net Investment Income                            (0.48)
Distributions from Capital Gains                                (2.06)
                                                               ------
Total Distributions                                             (2.54)
                                                               ------
Net Asset Value End of Period                               $   26.87
                                                               ------
Total Return                                                    12.26%(B)
Net Assets End of Period (in thousands)                     $     112
Ratio of Expenses to Average Net Assets                          1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        1.13%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      1.79%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                  1.72%(A)
Portfolio Turnover Rate                                            31%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    105

ENTERPRISE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS A)        1998        1997        1996           1995        1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   35.54   $   34.21   $   32.54      $   28.54   $   31.10
Net Investment Income (Loss)                            (0.39)(F)     (0.37)     (0.31)        (0.25)      (0.13)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            10.55        7.31        5.69           7.59       (0.95)
                                                    ---------   ---------   ---------      ---------   ---------
Total from Investment Operations                        10.16        6.94        5.38           7.34       (1.08)
                                                    ---------   ---------   ---------      ---------   ---------
Dividends from Net Investment Income                       --          --          --             --          --
Distributions from Capital Gains                       (7.11)      (5.61)      (3.71)         (3.34)      (1.48)
                                                    ---------   ---------   ---------      ---------   ---------
Total Distributions                                    (7.11)      (5.61)      (3.71)         (3.34)      (1.48)
                                                    ---------   ---------   ---------      ---------   ---------
Net Asset Value End of Period                       $   38.59   $   35.54   $   34.21      $   32.54   $   28.54
                                                    ---------   ---------   ---------      ---------   ---------
Total Return(C)                                         30.15%      20.27%      16.52%         25.72%     (3.46)%
Net Assets End of Period (in thousands)             $ 131,605   $ 112,738   $ 115,253      $ 121,207   $ 101,237
Ratio of Expenses to Average Net Assets                  1.52%       1.65%       1.60%(E)       1.65%       1.66%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.52%       1.65%       1.60%(E)       1.65%       1.66%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (1.01)%     (1.06)%     (0.87)%        (0.82)%     (0.50)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (1.01)%     (1.06)%     (0.87)%        (0.82)%     (0.50)%
Portfolio Turnover Rate                                    76%         61%         66%            65%         74%

                                                       YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                    ------------------------------              5/1/95
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS B)        1998       1997       1996           THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  34.89   $  33.86   $  32.42              $30.04
Net Investment Income (Loss)                           (0.58)(F)    (0.45)    (0.35)             (0.12)
Net Realized and Unrealized Gain (Loss) on
 Investments                                           10.30       7.09       5.50                5.84
                                                    --------   --------   --------              ------
Total from Investment Operations                        9.72       6.64       5.15                5.72
                                                    --------   --------   --------              ------
Dividends from Net Investment Income                      --         --         --                  --
Distributions from Capital Gains                      (7.11)     (5.61)     (3.71)              (3.34)
                                                    --------   --------   --------              ------
Total Distributions                                   (7.11)     (5.61)     (3.71)              (3.34)
                                                    --------   --------   --------              ------
Net Asset Value End of Period                       $  37.50   $  34.89   $  33.86              $32.42
                                                    --------   --------   --------              ------
Total Return(D)                                        29.44%     19.60%     15.87%              18.99%(B)
Net Assets End of Period (in thousands)             $ 14,663   $  7,862   $  5,047              $1,953
Ratio of Expenses to Average Net Assets                 2.08%      2.21%      2.14%(E)            2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.08%      2.21%      2.14%(E)            2.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (1.56)%    (1.61)%    (1.43)%             (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (1.56)%    (1.61)%    (1.43)%             (1.41)%(A)
Portfolio Turnover Rate                                   76%        61%        66%                 65%(A)

                       See notes to financial statements.

106                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                             FROM
                                                       YEAR ENDED           5/1/97
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS C)      DECEMBER 31, 1998  THROUGH 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $   35.43          $   33.54
Net Investment Income (Loss)                                (0.57)(F)          (0.19)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                10.50               7.69
                                                           ------             ------
Total from Investment Operations                             9.93               7.50
                                                           ------             ------
Dividends from Net Investment Income                           --                 --
Distributions from Capital Gains                           (7.11)             (5.61)
                                                           ------             ------
Total Distributions                                        (7.11)             (5.61)
                                                           ------             ------
Net Asset Value End of Period                           $   38.25          $   35.43
                                                           ------             ------
Total Return(D)                                             29.60%             22.35%(B)
Net Assets End of Period (in thousands)                 $   1,040          $     126
Ratio of Expenses to Average Net Assets                      2.11%              2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    2.11%              2.21%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                (1.53)%            (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            (1.53)%            (1.88)%(A)
Portfolio Turnover Rate                                        76%                61%(A)

                                                           FOR THE PERIOD
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS Y)        5/14/98 THROUGH 12/31/98
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                            $40.71
Net Investment Income (Loss)                                    (0.15)(F)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                     5.34
                                                               ------
Total from Investment Operations                                 5.19
                                                               ------
Dividends from Net Investment Income                               --
Distributions from Capital Gains                               (7.11)
                                                               ------
Total Distributions                                            (7.11)
                                                               ------
Net Asset Value End of Period                                  $38.79
                                                               ------
Total Return                                                    14.08%(B)
Net Assets End of Period (in thousands)                        $  204
Ratio of Expenses to Average Net Assets                          1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                        1.05%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                (0.51)%(A)
Portfolio Turnover Rate                                            76%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    107

ENTERPRISE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD FROM          FOR THE PERIOD
                                                           YEAR ENDED                  10/1/97                    7/17/97
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS A)         DECEMBER 31, 1998           THROUGH 12/31/97           THROUGH 9/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 23.39                    $ 26.61                    $ 24.54
Net Investment Income (Loss)                                  (0.32)(F)                  (0.40)                     (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (0.63)                     (2.27)                      2.12
                                                             ------                     ------                     ------
Total from Investment Operations                              (0.95)                     (2.67)                      2.07
                                                             ------                     ------                     ------
Dividends from Net Investment Income                             --                         --                         --
Distributions from Capital Gains                                 --                      (0.55)                        --
                                                             ------                     ------                     ------
Total Distributions                                              --                      (0.55)                        --
                                                             ------                     ------                     ------
Net Asset Value End of Period                               $ 22.44                    $ 23.39                    $ 26.61
                                                             ------                     ------                     ------
Total Return(C)                                              (4.06)%                   (10.04)%(B)                   8.44%(B)
Net Assets End of Period (in thousands)                     $ 8,194                    $ 4,861                    $ 2,102
Ratio of Expenses to Average Net Assets                        1.85%                      1.85%(A)                   1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.66%                      2.38%(A)                   4.48%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (1.43)%                    (1.56)%(A)                 (1.61)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (2.24)%                    (2.09)%(A)                 (4.25)%(A)
Portfolio Turnover Rate                                         151%                        24%(A)                    158%(A)

                                                                                 FOR THE PERIOD FROM          FOR THE PERIOD
                                                           YEAR ENDED                  10/1/97                    7/17/97
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS B)         DECEMBER 31, 1998           THROUGH 12/31/97           THROUGH 9/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 23.33                    $ 26.58                    $ 24.54
Net Investment Income (Loss)                                  (0.41)(F)                  (0.47)                     (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (0.79)                     (2.23)                      2.09
                                                             ------                     ------                     ------
Total from Investment Operations                              (1.20)                     (2.70)                      2.04
                                                             ------                     ------                     ------
Dividends from Net Investment Income                             --                         --                         --
Distributions from Capital Gains                                 --                      (0.55)                        --
                                                             ------                     ------                     ------
Total Distributions                                              --                      (0.55)                        --
                                                             ------                     ------                     ------
Net Asset Value End of Period                               $ 22.13                    $ 23.33                    $ 26.58
                                                             ------                     ------                     ------
Total Return(D)                                               (5.14)%                   (10.16)%(B)                  8.31%(B)
Net Assets End of Period (in thousands)                     $ 8,760                    $ 2,842                    $ 1,099
Ratio of Expenses to Average Net Assets                        2.40%                      2.40%(A)                   2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      3.24%                      2.93%(A)                   5.52%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (1.94)%                    (2.11)%(A)                 (2.18)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (2.78)%                    (2.64)%(A)                 (5.29)%(A)
Portfolio Turnover Rate                                         151%                        24%(A)                    158%(A)

                       See notes to financial statements.

108                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                       YEAR ENDED       FOR THE PERIOD    FOR THE PERIOD
                                                      DECEMBER 31,         10/1/97            7/17/97
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS C)            1998         THROUGH 12/31/97   THROUGH 9/30/97
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 23.32            $ 26.57            $ 24.54
Net Investment Income (Loss)                              (0.41)(F)          (0.62)             (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments                                              (0.70)             (2.08)              2.10
                                                         ------            -------             ------
Total from Investment Operations                          (1.11)             (2.70)              2.03
                                                         ------            -------             ------
Dividends from Net Investment Income                         --                 --                 --
Distributions from Capital Gains                             --              (0.55)                --
                                                         ------            -------             ------
Total Distributions                                          --              (0.55)                --
                                                         ------            -------             ------
Net Asset Value End of Period                           $ 22.21            $ 23.32            $ 26.57
                                                         ------            -------             ------
Total Return(D)                                          (4.76)%           (10.16)%(B)           8.27%(B)
Net Assets End of Period (in thousands)                 $ 2,481            $   795            $   201
Ratio of Expenses to Average Net Assets                    2.40%              2.40%(A)           2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                  3.24%              2.93%(A)           5.91%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               (1.93)%            (2.11)%(A)         (2.15)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                           (2.77)%            (2.64)%(A)         (5.65)%(A)
Portfolio Turnover Rate                                     151%                24%(A)            158%(A)

                                                                        FOR THE PERIOD
                                                                             FROM
                                                                           10/1/97        YEAR     YEAR      YEAR      YEAR
                                                       YEAR ENDED          THROUGH        ENDED    ENDED     ENDED     ENDED
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS Y)      DECEMBER 31, 1998      12/31/97      9/30/97  9/30/96   9/30/95   9/30/94
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 23.43           $ 26.62       $ 25.08  $19.05    $14.01    $14.74
Net Investment Income (Loss)                               (0.23)(F)         (0.07)        (0.13)  (0.17)    (0.12)    (0.04)
Net Realized and Unrealized Gain (Loss) on
 Investments                                               (0.65)            (2.57)         3.73    7.62      5.49      1.58
                                                         -------           -------       -------  -------   -------   -------
Total from Investment Operations                           (0.88)            (2.64)         3.60    7.45      5.37      1.54
                                                         -------           -------       -------  -------   -------   -------
Dividends from Net Investment Income                          --                --            --      --        --        --
Distributions from Capital Gains                              --             (0.55)        (2.06)  (1.42)    (0.33)    (2.27)
                                                         -------           -------       -------  -------   -------   -------
Total Distributions                                           --             (0.55)        (2.06)  (1.42)    (0.33)    (2.27)
                                                         -------           -------       -------  -------   -------   -------
Net Asset Value End of Period                            $ 22.55           $ 23.43       $ 26.62  $25.08    $19.05    $14.01
                                                         -------           -------       -------  -------   -------   -------
Total Return                                              (3.76)%           (9.92)%(B)     16.24%  42.07%    39.20%    11.89%
Net Assets End of Period (in thousands)                  $ 9,084           $13,540       $15,355  $6,609    $2,950    $1,825
Ratio of Expenses to Average Net Assets                     1.40%             1.40%(A)      1.84%   1.96%     1.85%     1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   2.15%             1.96%(A)      3.08%   3.46%     5.15%     6.16%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                (1.03)%           (1.12)%(A)    (1.30)%  (1.43)%  (1.33)%   (1.37)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            (1.78)%           (1.68)%(A)    (2.54)%  (2.93)%  (4.63)%   (5.68)%
Portfolio Turnover Rate                                      151%               24%(A)       158%     78%       84%       73%

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    109

ENTERPRISE SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS A)        1998     1997     1996     1995     1994
-----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  7.75  $  5.74  $  5.43  $  5.17  $  5.29
Net Investment Income (Loss)                          (0.03)    0.01    (0.01)    0.02     0.03
Net Realized and Unrealized Gain (Loss) on
 Investments                                           0.42     2.53     0.62     0.46    (0.01)
                                                    -------  -------  -------  -------  -------
Total from Investment Operations                       0.39     2.54     0.61     0.48     0.02
                                                    -------  -------  -------  -------  -------
Dividends from Net Investment Income                     --       --       --    (0.02)   (0.03)
Distributions from Capital Gains                      (0.22)   (0.53)   (0.30)   (0.20)   (0.11)
                                                    -------  -------  -------  -------  -------
Total Distributions                                   (0.22)   (0.53)   (0.30)   (0.22)   (0.14)
                                                    -------  -------  -------  -------  -------
Net Asset Value End of Period                       $  7.92  $  7.75  $  5.74  $  5.43  $  5.17
                                                    -------  -------  -------  -------  -------
Total Return                                           5.15%   44.24%   11.28%    9.28%    0.34%
Net Assets End of Period (in thousands)             $79,867  $45,310  $17,308  $19,720  $22,120
Ratio of Expenses to Average Net Assets                1.75%    1.75%    1.75%    1.75%    1.75%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              1.85%    1.95%    2.38%    2.21%    2.15%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.37)%    0.05%   (0.13)%    0.32%    0.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (0.48)%   (0.15)%   (0.76)%   (0.14)%    0.18%
Portfolio Turnover Rate                                  33%      63%     144%      37%      17%

                                                    YEAR ENDED DECEMBER 31,    FOR THE PERIOD
                                                    ------------------------       5/1/95
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS B)        1998     1997     1996   THROUGH 12/31/95
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  7.63  $  5.69  $ 5.41       $ 5.28
Net Investment Income (Loss)                          (0.07)(F)      --  (0.03)       (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                           0.40     2.47    0.61         0.36
                                                    -------  -------  ------        -----
Total from Investment Operations                       0.33     2.47    0.58         0.35
                                                    -------  -------  ------        -----
Dividends from Net Investment Income                     --       --      --        (0.02)
Distributions from Capital Gains                      (0.22)   (0.53)  (0.30)       (0.20)
                                                    -------  -------  ------        -----
Total Distributions                                   (0.22)   (0.53)  (0.30)       (0.22)
                                                    -------  -------  ------        -----
Net Asset Value End of Period                       $  7.74  $  7.63  $ 5.69       $ 5.41
                                                    -------  -------  ------        -----
Total Return(D)                                        4.44%   43.40%  10.77%        6.87%(B)
Net Assets End of Period (in thousands)             $61,929  $22,013  $2,606       $  862
Ratio of Expenses to Average Net Assets                2.30%    2.30%   2.30%        2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              2.41%    2.44%   2.92%        2.78%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (0.93)%   (0.67)%  (0.77)%       (0.40)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                       (1.04)%   (0.81)%  (1.39)%       (0.90)%(A)
Portfolio Turnover Rate                                  33%      63%    144%          37%(A)

                       See notes to financial statements.

110                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                       YEAR ENDED            5/1/97
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS C)       DECEMBER 31, 1998   THROUGH 12/31/97
----------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $  7.74             $ 6.14
Net Investment Income (Loss)                               (0.07)(F)          (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.45               2.15
                                                         -------             ------
Total from Investment Operations                            0.38               2.13
                                                         -------             ------
Dividends from Net Investment Income                          --                 --
Distributions from Capital Gains                           (0.22)             (0.53)
                                                         -------             ------
Total Distributions                                        (0.22)             (0.53)
                                                         -------             ------
Net Asset Value End of Period                            $  7.90             $ 7.74
                                                         -------             ------
Total Return(D)                                             5.03%             34.68%(B)
Net Assets End of Period (in thousands)                  $14,239             $2,684
Ratio of Expenses to Average Net Assets                     2.30%              2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   2.40%              2.38%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                (0.94)%            (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                            (1.04)%            (0.95)%(A)
Portfolio Turnover Rate                                       33%                63%(A)

                                                        YEAR ENDED DECEMBER 31,             FOR THE PERIOD
                                                    -------------------------------            5/25/95
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS Y)         1998        1997       1996          THROUGH 12/31/95
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $    7.81   $   5.77   $   5.43            $  5.37
Net Investment Income (Loss)                           0.01(F)      1.45       0.01               0.04
Net Realized and Unrealized Gain (Loss) on
 Investments                                             0.46       1.12       0.63               0.26
                                                    ---------   --------   --------             ------
Total from Investment Operations                         0.47       2.57       0.64               0.30
                                                    ---------   --------   --------             ------
Dividends from Net Investment Income                       --         --         --              (0.04)
Distributions from Capital Gains                        (0.22)     (0.53)     (0.30)             (0.20)
                                                    ---------   --------   --------             ------
Total Distributions                                     (0.22)     (0.53)     (0.30)             (0.24)
                                                    ---------   --------   --------             ------
Net Asset Value End of Period                       $    8.06   $   7.81   $   5.77            $  5.43
                                                    ---------   --------   --------             ------
Total Return                                             6.13%     44.53%     11.83%              5.55%(B)
Net Assets End of Period (in thousands)             $     277   $    119   $  1,926            $ 2,832
Ratio of Expenses to Average Net Assets                  1.30%      1.30%      1.30%              1.30%(A)
Ratio of Expenses to Average Net Assets (Excludung
 Waivers)                                                1.39%      1.85%      1.92%              1.81%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              0.06%      2.74%      0.35%              0.18%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         (0.02)%     2.19%     (0.27)%            (0.33)%(A)
Portfolio Turnover Rate                                    33%        63%       144%                37%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    111

ENTERPRISE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS A)        1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  16.71   $  17.10   $  16.08   $  14.70   $  17.44
Net Investment Income (Loss)                            0.06       0.08       0.10       0.11      (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.32       0.73       1.88       2.12      (0.49)
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        2.38       0.81       1.98       2.23      (0.50)
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                   (0.05)     (0.07)     (0.09)     (0.09)        --
Distributions from Capital Gains                       (0.15)     (1.13)     (0.87)     (0.76)     (2.24)
                                                    --------   --------   --------   --------   --------
Total Distributions                                    (0.20)     (1.20)     (0.96)     (0.85)     (2.24)
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $  18.89   $  16.71   $  17.10   $  16.08   $  14.70
                                                    --------   --------   --------   --------   --------
Total Return(C)                                        14.28%      4.75%     12.32%     15.17%    (2.82)%
Net Assets End of Period (in thousands)             $ 41,458   $ 38,020   $ 34,837   $ 28,628   $ 27,523
Ratio of Expenses to Average Net Assets                 2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets( Excluding
 Waivers)                                               2.11%      2.11%      2.19%      2.40%      2.51%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             0.30%      0.50%      0.61%      0.70%     (0.20)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         0.19%      0.39%      0.42%      0.30%     (0.70)%
Portfolio Turnover Rate                                   52%        27%        24%        31%       116%

                                                       YEAR ENDED DECEMBER 31,            FOR THE PERIOD
                                                    ------------------------------            7/5/95
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS B)        1998       1997       1996         THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  16.53   $  16.97   $  16.02            $14.82
Net Investment Income (Loss)                           (0.04)      0.01       0.01             (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.28       0.69       1.87              2.08
                                                    --------   --------   --------            ------
Total from Investment Operations                        2.24       0.70       1.88              2.06
                                                    --------   --------   --------            ------
Dividends from Net Investment Income                      --      (0.01)     (0.06)            (0.10)
Distributions from Capital Gains                       (0.15)     (1.13)     (0.87)            (0.76)
                                                    --------   --------   --------            ------
Total Distributions                                    (0.15)     (1.14)     (0.93)            (0.86)
                                                    --------   --------   --------            ------
Net Asset Value End of Period                       $  18.62   $  16.53   $  16.97            $16.02
                                                    --------   --------   --------            ------
Total Return(D)                                        13.57%      4.17%     11.72%            13.88%(B)
Net Assets End of Period (in thousands)             $ 16,008   $  9,878   $  4,276            $1,094
Ratio of Expenses to Average Net Assets                 2.55%      2.55%      2.55%             2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               2.66%      2.67%      2.75%             2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            (0.28)%    (0.06)%     0.09%            (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        (0.39)%    (0.18)%    (0.11)%           (0.85)%(A)
Portfolio Turnover Rate                                   52%        27%        24%               31%(A)

                       See notes to financial statements.

112                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                                          YEAR ENDED                  5/1/97
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS C)         DECEMBER 31, 1998         THROUGH 12/31/97
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 16.66                   $ 17.51
Net Investment Income (Loss)                                  (0.04)                    (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   2.31                      0.39
                                                             ------                    ------
Total from Investment Operations                               2.27                      0.36
                                                             ------                    ------
Dividends from Net Investment Income                          (0.01)                    (0.08)
Distributions from Capital Gains                              (0.15)                    (1.13)
                                                             ------                    ------
Total Distributions                                           (0.16)                    (1.21)
                                                             ------                    ------
Net Asset Value End of Period                               $ 18.77                   $ 16.66
                                                             ------                    ------
Total Return(D)                                               13.64%                     2.07%(B)
Net Assets End of Period (in thousands)                     $ 3,498                   $ 1,113
Ratio of Expenses to Average Net Assets                        2.55%                     2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      2.67%                     2.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   (0.35)%                   (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               (0.47)%                   (0.71)%(A)
Portfolio Turnover Rate                                          52%                       27%(A)

                                                       YEAR ENDED DECEMBER 31,            FOR THE PERIOD
                                                    ------------------------------            7/5/95
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS Y)        1998       1997       1996         THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $  16.71   $  17.10   $  16.07            $14.93
Net Investment Income (Loss)                            0.14       0.17       0.14              0.02
Net Realized and Unrealized Gain (Loss) on
 Investments                                            2.32       0.72       1.92              2.02
                                                    --------   --------   --------            ------
Total from Investment Operations                        2.46       0.89       2.06              2.04
                                                    --------   --------   --------            ------
Dividends from Net Investment Income                   (0.14)     (0.15)     (0.16)            (0.14)
Distributions from Capital Gains                       (0.15)     (1.13)     (0.87)            (0.76)
                                                    --------   --------   --------            ------
Total Distributions                                    (0.29)     (1.28)     (1.03)            (0.90)
                                                    --------   --------   --------            ------
Net Asset Value End of Period                       $  18.88   $  16.71   $  17.10            $16.07
                                                    --------   --------   --------            ------
Total Return                                           14.73%      5.21%     12.86%            13.65%(B)
Net Assets End of Period (in thousands)             $ 13,379   $ 10,986   $  8,828            $3,109
Ratio of Expenses to Average Net Assets                 1.55%      1.55%      1.55%             1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.66%      1.66%      1.75%             1.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             0.75%      0.95%      1.03%             0.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         0.64%      0.84%      0.84%             0.05%(A)
Portfolio Turnover Rate                                   52%        27%        24%               31%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    113

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS     10/1/98 THROUGH
A)                                                      12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $    5.00
Net Investment Income (Loss)                                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 1.04
                                                           ------
Total from Investment Operations                             1.05
                                                           ------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                           ------
Total Distributions                                            --
                                                           ------
Net Asset Value End of Period                           $    6.05
                                                           ------
Total Return(C)                                             21.00%(B)
Net Assets End of Period (in thousands)                 $   1,426
Ratio of Expenses to Average Net Assets                      1.75%(A)
Ratio of Expenses to Average Net Assets( Excluding
 Waivers)                                                    6.58%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  0.16%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (4.68)%(A)
Portfolio Turnover Rate                                         2%

                                                     FOR THE PERIOD
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS     10/1/98 THROUGH
B)                                                      12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $    5.00
Net Investment Income (Loss)                                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 1.02
                                                           ------
Total from Investment Operations                             1.03
                                                           ------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                           ------
Total Distributions                                            --
                                                           ------
Net Asset Value End of Period                           $    6.03
                                                           ------
Total Return(D)                                             20.60%(B)
Net Assets End of Period (in thousands)                 $   1,023
Ratio of Expenses to Average Net Assets                      2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    7.50%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (0.49)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (5.69)%(A)
Portfolio Turnover Rate                                         2%

                       See notes to financial statements.

114                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS     10/1/98 THROUGH
C)                                                      12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $    5.00
Net Investment Income (Loss)                                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 1.02
                                                           ------
Total from Investment Operations                             1.03
                                                           ------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                           ------
Total Distributions                                            --
                                                           ------
Net Asset Value End of Period                           $    6.03
                                                           ------
Total Return(D)                                             20.60%(B)
Net Assets End of Period (in thousands)                 $     218
Ratio of Expenses to Average Net Assets                      2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    6.42%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 (0.33)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (4.45)%(A)
Portfolio Turnover Rate                                         2%

                                                     FOR THE PERIOD
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS     10/1/98 THROUGH
Y)                                                      12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $    5.00
Net Investment Income (Loss)                                 0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 1.04
                                                           ------
Total from Investment Operations                             1.05
                                                           ------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                           ------
Total Distributions                                            --
                                                           ------
Net Asset Value End of Period                           $    6.05
                                                           ------
Total Return                                                21.00%(B)
Net Assets End of Period (in thousands)                 $   5,697
Ratio of Expenses to Average Net Assets                      1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    5.09%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  0.61%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             (3.18)%(A)
Portfolio Turnover Rate                                         2%

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    115

ENTERPRISE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS A)       1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.03  $   11.80  $   11.83  $   10.62  $   12.44
Net Investment Income (Loss)                             0.68       0.73       0.74       0.76       0.87
Net Realized and Unrealized Gain (Loss) on
 Investments                                             0.12       0.23      (0.03)      1.21      (1.82)
                                                    ---------  ---------  ---------  ---------  ---------
Total from Investment Operations                         0.80       0.96       0.71       1.97      (0.95)
                                                    ---------  ---------  ---------  ---------  ---------
Dividends from Net Investment Income                    (0.68)     (0.73)     (0.74)     (0.76)     (0.87)
Distributions from Capital Gains                           --         --         --         --         --
                                                    ---------  ---------  ---------  ---------  ---------
Total Distributions                                     (0.68)     (0.73)     (0.74)     (0.76)     (0.87)
                                                    ---------  ---------  ---------  ---------  ---------
Net Asset Value End of Period                       $   12.15  $   12.03  $   11.80  $   11.83  $   10.62
                                                    ---------  ---------  ---------  ---------  ---------
Total Return(C)                                          6.82%      8.39%      6.29%     19.00%    (7.81)%
Net Assets End of Period (in thousands)             $  71,609  $  68,639  $  73,693  $  86,224  $  84,431
Ratio of Expenses to Average Net Assets                  1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.38%      1.46%      1.42%      1.44%      1.35%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              5.61%      6.16%      6.35%      6.66%      7.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          5.53%      6.00%      6.23%      6.52%      7.59%
Portfolio Turnover Rate                                     8%        10%         0%         0%        27%

                                                        YEAR ENDED DECEMBER 31,       FOR THE PERIOD
                                                    -------------------------------       5/1/95
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS B)       1998       1997       1996     THROUGH 12/31/95
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.02  $   11.79  $   11.83      $   11.12
Net Investment Income (Loss)                             0.61       0.66       0.68           0.44
Net Realized and Unrealized Gain (Loss) on
 Investments                                             0.12       0.23      (0.04)          0.71
                                                    ---------  ---------  ---------         ------
Total from Investment Operations                         0.73       0.89       0.64           1.15
                                                    ---------  ---------  ---------         ------
Dividends from Net Investment Income                    (0.61)     (0.66)     (0.68)         (0.44)
Distributions from Capital Gains                           --         --         --             --
                                                    ---------  ---------  ---------         ------
Total Distributions                                     (0.61)     (0.66)     (0.68)         (0.44)
                                                    ---------  ---------  ---------         ------
Net Asset Value End of Period                       $   12.14  $   12.02  $   11.79      $   11.83
                                                    ---------  ---------  ---------         ------
Total Return(D)                                          6.24%      7.81%      5.61%         10.47%(B)
Net Assets End of Period (in thousands)             $  27,134  $  12,285  $   5,683      $   2,124
Ratio of Expenses to Average Net Assets                  1.85%      1.85%      1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.93%      2.01%      1.96%          1.91%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              5.00%      5.55%      5.79%          5.64%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          4.91%      5.39%      5.68%          5.58%(A)
Portfolio Turnover Rate                                     8%        10%         0%             0%(A)

                       See notes to financial statements.

116                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      YEAR ENDED      FOR THE PERIOD
                                                     DECEMBER 31,         5/1/97
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS C)          1998        THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $   12.03         $   11.63
Net Investment Income (Loss)                                0.62              0.46
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.11              0.40
                                                          ------            ------
Total from Investment Operations                            0.73              0.86
                                                          ------            ------
Dividends from Net Investment Income                       (0.62)            (0.46)
Distributions from Capital Gains                              --                --
                                                          ------            ------
Total Distributions                                        (0.62)            (0.46)
                                                          ------            ------
Net Asset Value End of Period                          $   12.14         $   12.03
                                                          ------            ------
Total Return(D)                                             6.15%             7.49%(B)
Net Assets End of Period (in thousands)                $   3,089         $     498
Ratio of Expenses to Average Net Assets                     1.85%             1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   1.94%             2.03%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 4.97%             5.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             4.88%             5.21%(A)
Portfolio Turnover Rate                                        8%               10%(A)

                                                      YEAR ENDED      FOR THE PERIOD
                                                     DECEMBER 31,         7/17/97
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS Y)          1998        THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $   12.02         $   11.87
Net Investment Income (Loss)                                0.74              0.35
Net Realized and Unrealized Gain (Loss) on
 Investments                                                0.12              0.15
                                                          ------            ------
Total from Investment Operations                            0.86              0.50
                                                          ------            ------
Dividends from Net Investment Income                       (0.74)            (0.35)
Distributions from Capital Gains                              --                --
                                                          ------            ------
Total Distributions                                        (0.74)            (0.35)
                                                          ------            ------
Net Asset Value End of Period                          $   12.14         $   12.02
                                                          ------            ------
Total Return                                                7.30%             4.02%(B)
Net Assets End of Period (in thousands)                $   7,281         $   7,569
Ratio of Expenses to Average Net Assets                     0.85%             0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                   0.93%             1.02%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                 6.06%             6.40%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                             5.98%             6.23%(A)
Portfolio Turnover Rate                                        8%               10%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    117

ENTERPRISE HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS A)             1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.35  $   11.84  $   11.39  $   10.72  $   11.70
Net Investment Income (Loss)                             0.94       0.99       0.94       0.99       0.97
Net Realized and Unrealized Gain (Loss) on
 Investments                                            (0.66)      0.51       0.45       0.67      (0.97)
                                                    ---------  ---------  ---------  ---------  ---------
Total from Investment Operations                         0.28       1.50       1.39       1.66         --
                                                    ---------  ---------  ---------  ---------  ---------
Dividends from Net Investment Income                    (0.94)     (0.99)     (0.94)     (0.99)     (0.98)
Distributions from Capital Gains                        (0.16)        --         --         --         --
                                                    ---------  ---------  ---------  ---------  ---------
Total Distributions                                     (1.10)     (0.99)     (0.94)     (0.99)     (0.98)
                                                    ---------  ---------  ---------  ---------  ---------
Net Asset Value End of Period                       $   11.53  $   12.35  $   11.84  $   11.39  $   10.72
                                                    ---------  ---------  ---------  ---------  ---------
Total Return(C)                                          2.29%     13.18%     12.78%     16.00%      0.05%
Net Assets End of Period (in thousands)             $  72,637  $  66,422  $  54,129  $  52,182  $  44,822
Ratio of Expenses to Average Net Assets                  1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.44%      1.47%      1.50%      1.52%      1.45%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              7.72%      8.20%      8.21%      8.80%      8.60%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          7.58%      8.03%      8.01%      8.58%      8.52%
Portfolio Turnover Rate                                   114%       175%       180%        89%       113%

                                                        YEAR ENDED DECEMBER 31,       FOR THE PERIOD
                                                    -------------------------------       5/1/95
ENTERPRISE HIGH-YIELD BOND FUND (CLASS B)             1998       1997       1996     THROUGH 12/31/95
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   12.35  $   11.84  $   11.39      $   11.11
Net Investment Income (Loss)                             0.87       0.77       0.88           0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                            (0.67)      0.51       0.45           0.28
                                                    ---------  ---------  ---------         ------
Total from Investment Operations                         0.20       1.28       1.33           0.89
                                                    ---------  ---------  ---------         ------
Dividends from Net Investment Income                    (0.87)     (0.77)     (0.88)         (0.61)
Distributions from Capital Gains                        (0.16)        --         --             --
                                                    ---------  ---------  ---------         ------
Total Distributions                                     (1.03)     (0.77)     (0.88)         (0.61)
                                                    ---------  ---------  ---------         ------
Net Asset Value End of Period                       $   11.52  $   12.35  $   11.84      $   11.39
                                                    ---------  ---------  ---------         ------
Total Return(D)                                          1.64%     12.59%     12.16%          8.12%(B)
Net Assets End of Period (in thousands)             $  35,495  $  19,898  $   7,892      $   2,951
Ratio of Expenses to Average Net Assets                  1.85%      1.85%      1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.99%      2.02%      2.05%          2.09%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              7.20%      7.51%      7.74%          7.84%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          7.06%      7.35%      7.55%          7.68%(A)
Portfolio Turnover Rate                                   114%       175%       180%            89%(A)

                       See notes to financial statements.

118                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                         YEAR ENDED             5/1/97
ENTERPRISE HIGH-YIELD BOND FUND (CLASS C)             DECEMBER 31, 1998    THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $   12.35            $   11.71
Net Investment Income (Loss)                                   0.87                 0.61
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (0.66)                0.64
                                                             ------               ------
Total from Investment Operations                               0.21                 1.25
                                                             ------               ------
Dividends from Net Investment Income                          (0.87)               (0.61)
Distributions from Capital Gains                              (0.16)                  --
                                                             ------               ------
Total Distributions                                           (1.03)               (0.61)
                                                             ------               ------
Net Asset Value End of Period                             $   11.53            $   12.35
                                                             ------               ------
Total Return(D)                                                1.72%               10.87%(B)
Net Assets End of Period (in thousands)                   $   5,392            $   1,463
Ratio of Expenses to Average Net Assets                        1.85%                1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      1.99%                2.01%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    7.27%                6.84%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                7.13%                6.68%(A)
Portfolio Turnover Rate                                         114%                 175%(A)

                                                                            FOR THE PERIOD
                                                         YEAR ENDED             7/25/97
ENTERPRISE HIGH-YIELD BOND FUND (CLASS Y)             DECEMBER 31, 1998    THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $   12.35            $   12.17
Net Investment Income (Loss)                                   0.99                 0.67
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  (0.68)                0.18
                                                             ------               ------
Total from Investment Operations                               0.31                 0.85
                                                             ------               ------
Dividends from Net Investment Income                          (0.99)               (0.67)
Distributions from Capital Gains                              (0.16)                  --
                                                             ------               ------
Total Distributions                                           (1.15)               (0.67)
                                                             ------               ------
Net Asset Value End of Period                             $   11.51            $   12.35
                                                             ------               ------
Total Return                                                   2.49%                5.24%(B)
Net Assets End of Period (in thousands)                   $   2,032            $     809
Ratio of Expenses to Average Net Assets                        0.85%                0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      1.00%                1.02%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    8.30%                8.26%(A)
Ratio of Net Investment Income (Loss) to Avg Net
 Assets (Excluding Waivers)                                    8.16%                8.09%(A)
Portfolio Turnover Rate                                         114%                 175%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    119

ENTERPRISE TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS A)           1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   13.95  $   13.83  $   13.99  $   12.80  $   14.31
Net Investment Income (Loss)                             0.60       0.63       0.64       0.65       0.67
Net Realized and Unrealized Gain (Loss) on
 Investments                                             0.20       0.31      (0.16)      1.21      (1.48)
                                                    ---------  ---------  ---------  ---------  ---------
Total from Investment Operations                         0.80       0.94       0.48       1.86      (0.81)
                                                    ---------  ---------  ---------  ---------  ---------
Dividends from Net Investment Income                    (0.60)     (0.63)     (0.64)     (0.65)     (0.68)
Distributions from Capital Gains                        (0.31)     (0.19)        --      (0.02)     (0.02)
                                                    ---------  ---------  ---------  ---------  ---------
Total Distributions                                     (0.91)     (0.82)     (0.64)     (0.67)     (0.70)
                                                    ---------  ---------  ---------  ---------  ---------
Net Asset Value End of Period                       $   13.84  $   13.95  $   13.83  $   13.99  $   12.80
                                                    ---------  ---------  ---------  ---------  ---------
Total Return(C)                                          5.92%      6.96%      3.54%     14.85%    (5.69)%
Net Assets End of Period (in thousands)             $  23,710  $  23,695  $  28,478  $  33,626  $  34,297
Ratio of Expenses to Average Net Assets                  1.10%      1.22%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                1.40%      1.60%      1.41%      1.42%      1.28%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              4.30%      4.50%      4.64%      4.82%      5.00%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          4.00%      4.12%      4.48%      4.65%      4.97%
Portfolio Turnover Rate                                   100%         1%         1%         1%        26%

                                                      YEAR ENDED DECEMBER 31,          FOR THE PERIOD
                                                    ---------------------------            5/1/95
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS B)          1998      1997      1996         THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $ 13.95   $ 13.83   $ 13.99            $13.44
Net Investment Income (Loss)                           0.53      0.55      0.56              0.38
Net Realized and Unrealized Gain (Loss) on
 Investments                                           0.20      0.31     (0.16)             0.57
                                                    -------   -------   -------            ------
Total from Investment Operations                       0.73      0.86      0.40              0.95
                                                    -------   -------   -------            ------
Dividends from Net Investment Income                  (0.53)    (0.55)    (0.56)            (0.38)
Distributions from Capital Gains                      (0.31)    (0.19)       --             (0.02)
                                                    -------   -------   -------            ------
Total Distributions                                   (0.84)    (0.74)    (0.56)            (0.40)
                                                    -------   -------   -------            ------
Net Asset Value End of Period                       $ 13.84   $ 13.95   $ 13.83            $13.99
                                                    -------   -------   -------            ------
Total Return(D)                                        5.33%     6.36%     2.96%             7.18%(B)
Net Assets End of Period (in thousands)             $ 4,451   $ 2,883   $ 2,037            $  912
Ratio of Expenses to Average Net Assets                1.65%     1.76%     1.80%             1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                              1.96%     2.16%     1.96%             1.98%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                            3.71%     3.94%     4.07%             4.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                        3.41%     3.54%     3.92%             3.94%(A)
Portfolio Turnover Rate                                 100%        1%        1%                1%(A)

                       See notes to financial statements.

120                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE TAX EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                         YEAR ENDED             5/1/97
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS C)           DECEMBER 31, 1998    THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $   13.95            $   13.68
Net Investment Income (Loss)                                   0.53                 0.36
Net Realized and Unrealized Gain (Loss) on
 Investments                                                   0.20                 0.46
                                                             ------               ------
Total from Investment Operations                               0.73                 0.82
                                                             ------               ------
Dividends from Net Investment Income                          (0.53)               (0.36)
Distributions from Capital Gains                              (0.31)               (0.19)
                                                             ------               ------
Total Distributions                                           (0.84)               (0.55)
                                                             ------               ------
Net Asset Value End of Period                             $   13.84            $   13.95
                                                             ------               ------
Total Return(D)                                                5.34%                6.14%(B)
Net Assets End of Period (in thousands)                   $     777            $     184
Ratio of Expenses to Average Net Assets                        1.65%                1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      1.93%                2.34%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    3.71%                3.99%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                3.43%                3.32%(A)
Portfolio Turnover Rate                                         100%                   1%(A)

                                                     FOR THE PERIOD
                                                        11/17/98
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS Y)         THROUGH 12/31/98
---------------------------------------------------------------------
Net Asset Value Beginning of Period                     $   14.12
Net Investment Income (Loss)                                 0.07
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 0.03
                                                           ------
Total from Investment Operations                             0.10
                                                           ------
Dividends from Net Investment Income                        (0.07)
Distributions from Capital Gains                            (0.31)
                                                           ------
Total Distributions                                         (0.38)
                                                           ------
Net Asset Value End of Period                           $   13.84
                                                           ------
Total Return                                                 0.75%(B)
Net Assets End of Period (in thousands)                 $      65
Ratio of Expenses to Average Net Assets                      0.65%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                    0.95%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  4.75%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                              4.45%(A)
Portfolio Turnover Rate                                       100%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    121

ENTERPRISE MANAGED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,          FOR THE PERIOD
                                                              -------------------------------------      10/1/94
ENTERPRISE MANAGED FUND (CLASS A)                               1998      1997      1996     1995    THROUGH 12/31/94
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $   9.25  $   7.97  $   6.70  $  4.91      $  5.00
Net Investment Income (Loss)                                      0.06      0.04      0.06     0.04         0.01
Net Realized and Unrealized Gain (Loss) on Investments            0.58      1.64      1.41     1.81        (0.09)
                                                              --------  --------  --------  -------       ------
Total from Investment Operations                                  0.64      1.68      1.47     1.85        (0.08)
                                                              --------  --------  --------  -------       ------
Dividends from Net Investment Income                            (0.05)    (0.04)    (0.06)   (0.03)       (0.01)
Distributions from Capital Gains                                (0.58)    (0.36)    (0.14)   (0.03)           --
                                                              --------  --------  --------  -------       ------
Total Distributions                                             (0.63)    (0.40)    (0.20)   (0.06)       (0.01)
                                                              --------  --------  --------  -------       ------
Net Asset Value End of Period                                 $   9.26  $   9.25  $   7.97  $  6.70      $  4.91
                                                              --------  --------  --------  -------       ------
Total Return(C)                                                   7.05%    21.05%    22.08%   37.68%      (1.58)%(B)
Net Assets End of Period (in thousands)                       $175,084  $156,608  $101,022  $47,839      $ 7,872
Ratio of Expenses to Average Net Assets                           1.50%     1.49%     1.57%    1.75%        1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)       1.50%     1.49%     1.57%    1.90%        3.71%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets       0.57%     0.47%     1.12%    1.09%        1.30%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                              0.57%     0.47%     1.12%    0.94%      (0.32)%(A)
Portfolio Turnover Rate                                             43%       28%       33%      26%          27%(A)

                                                                YEAR ENDED DECEMBER 31,     FOR THE PERIOD
                                                              ---------------------------       5/1/95
ENTERPRISE MANAGED FUND (CLASS B)                               1998      1997     1996    THROUGH 12/31/95
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                           $   9.19  $   7.93  $  6.68      $  5.68
Net Investment Income (Loss)                                        --     (0.01)    0.02         0.01
Net Realized and Unrealized Gain (Loss) on Investments            0.57      1.63     1.41         1.05
                                                              --------  --------  -------      -------
Total from Investment Operations                                  0.57      1.62     1.43         1.06
                                                              --------  --------  -------      -------
Dividends from Net Investment Income                            (0.01)        --   (0.04)       (0.03)
Distributions from Capital Gains                                (0.58)    (0.36)   (0.14)       (0.03)
                                                              --------  --------  -------      -------
Total Distributions                                             (0.59)    (0.36)   (0.18)       (0.06)
                                                              --------  --------  -------      -------
Net Asset Value End of Period                                 $   9.17  $   9.19  $  7.93      $  6.68
                                                              --------  --------  -------      -------
Total Return(D)                                                   6.31%    20.45%   21.50%       18.38%(B)
Net Assets End of Period (in thousands)                       $161,552  $110,213  $57,037      $16,792
Ratio of Expenses to Average Net Assets                           2.05%     2.04%    2.13%        2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Waivers)       2.05%     2.04%    2.13%        2.45%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets       0.02%   (0.09)%    0.52%        0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)                                              0.02%   (0.09)%    0.52%        0.14%(A)
Portfolio Turnover Rate                                             43%       28%      33%          26%(A)

                       See notes to financial statements.

122                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MANAGED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                        YEAR ENDED            5/1/97
ENTERPRISE MANAGED FUND (CLASS C)                    DECEMBER 31, 1998   THROUGH 12/31/97
-------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $    9.21           $    8.24
Net Investment Income (Loss)                                (0.01)                  --
Net Realized and Unrealized Gain (Loss) on
 Investments                                                  0.49                1.38
                                                           -------              ------
Total from Investment Operations                              0.48                1.38
                                                           -------              ------
Dividends from Net Investment Income                        (0.02)              (0.05)
Distributions from Capital Gains                            (0.58)              (0.36)
                                                           -------              ------
Total Distributions                                         (0.60)              (0.41)
                                                           -------              ------
Net Asset Value End of Period                            $    9.09           $    9.21
                                                           -------              ------
Total Return(D)                                               5.36%              16.74%(B)
Net Assets End of Period (in thousands)                  $  11,654           $   3,614
Ratio of Expenses to Average Net Assets                       2.05%               2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                     2.05%               2.06%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   0.02%             (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                               0.02%             (0.18)%(A)
Portfolio Turnover Rate                                         43%                 28%(A)

                                                     YEAR ENDED DECEMBER 31,     FOR THE PERIOD
                                                    --------------------------       7/5/95
ENTERPRISE MANAGED FUND (CLASS Y)                     1998     1997     1996    THROUGH 12/31/95
------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   9.27  $  7.98  $  6.70      $  6.17
Net Investment Income (Loss)                            0.10     0.08     0.09         0.03
Net Realized and Unrealized Gain (Loss) on
 Investments                                            0.55     1.64     1.42         0.57
                                                    --------  -------  -------      -------
Total from Investment Operations                        0.65     1.72     1.51         0.60
                                                    --------  -------  -------      -------
Dividends from Net Investment Income                  (0.09)   (0.07)   (0.09)       (0.04)
Distributions from Capital Gains                      (0.58)   (0.36)   (0.14)       (0.03)
                                                    --------  -------  -------      -------
Total Distributions                                   (0.67)   (0.43)   (0.23)       (0.07)
                                                    --------  -------  -------      -------
Net Asset Value End of Period                       $   9.25  $  9.27  $  7.98      $  6.70
                                                    --------  -------  -------      -------
Total Return                                            7.20%   21.60%   22.63%        9.80%(B)
Net Assets End of Period (in thousands)             $ 89,084  $80,879  $57,794      $26,664
Ratio of Expenses to Average Net Assets                 1.05%    1.04%    1.12%        1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               1.05%    1.04%    1.12%        1.41%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             1.01%    0.92%    1.57%        1.39%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         1.01%    0.92%    1.57%        1.28%(A)
Portfolio Turnover Rate                                   43%      28%      33%          26%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    123

ENTERPRISE MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS A)                1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net Investment Income (Loss)                            0.05       0.05       0.04       0.05       0.03
                                                    --------   --------   --------   --------   --------
Total from Investment Operations                        0.05       0.05       0.04       0.05       0.03
                                                    --------   --------   --------   --------   --------
Dividends from Net Investment Income                  (0.05)     (0.05)     (0.04)     (0.05)     (0.03)
                                                    --------   --------   --------   --------   --------
Total Distributions                                   (0.05)     (0.05)     (0.04)     (0.05)     (0.03)
                                                    --------   --------   --------   --------   --------
Net Asset Value End of Period                       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
Total Return                                            5.04%      4.69%      4.51%      5.05%      3.34%
Net Assets End of Period (in thousands)             $140,490   $ 68,466   $ 59,074   $ 40,325   $ 32,334
Ratio of Expenses to Average Net Assets                 0.64%      1.00%      1.00%      1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                               0.64%      1.24%      1.18%      1.35%      1.33%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             4.91%      4.59%      4.42%      4.92%      3.30%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                         4.91%      4.35%      4.24%      4.57%      3.08%

                                                        YEAR ENDED DECEMBER 31,        FOR THE PERIOD
                                                    -------------------------------        5/1/95
ENTERPRISE MONEY MARKET FUND (CLASS B)                1998       1997       1996      THROUGH 12/31/95
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                 $    1.00  $    1.00  $    1.00       $    1.00
Net Investment Income (Loss)                             0.05       0.04       0.04            0.03
                                                    ---------  ---------  ---------           -----
Total from Investment Operations                         0.05       0.04       0.04            0.03
                                                    ---------  ---------  ---------           -----
Dividends from Net Investment Income                   (0.05)     (0.04)     (0.04)          (0.03)
                                                    ---------  ---------  ---------           -----
Total Distributions                                    (0.05)     (0.04)     (0.04)          (0.03)
                                                    ---------  ---------  ---------           -----
Net Asset Value End of Period                       $    1.00  $    1.00  $    1.00       $    1.00
                                                    ---------  ---------  ---------           -----
Total Return(D)                                          5.04%      4.11%      3.94%           2.95%(B)
Net Assets End of Period (in thousands)             $  10,147  $   5,980  $   1,344       $     394
Ratio of Expenses to Average Net Assets                  0.64%      1.55%      1.55%           1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                0.64%      1.79%      1.73%           1.88%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                              4.91%      4.09%      3.85%           4.23%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                          4.91%      3.85%      3.68%           3.90%(A)

                       See notes to financial statements.

124                   THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                         YEAR ENDED             5/1/97
ENTERPRISE MONEY MARKET FUND (CLASS C)                DECEMBER 31, 1998    THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $    1.00            $    1.00
Net Investment Income (Loss)                                   0.05                 0.02
                                                             ------               ------
Total from Investment Operations                               0.05                 0.02
                                                             ------               ------
Dividends from Net Investment Income                         (0.05)               (0.02)
                                                             ------               ------
Total Distributions                                          (0.05)               (0.02)
                                                             ------               ------
Net Asset Value End of Period                             $    1.00            $    1.00
                                                             ------               ------
Total Return(D)                                                5.04%                2.86%(B)
Net Assets End of Period (in thousands)                   $   4,680            $   1,021
Ratio of Expenses to Average Net Assets                        0.63%                1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      0.63%                1.85%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    4.90%                4.15%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                4.90%                3.85%(A)

                                                                            FOR THE PERIOD
                                                         YEAR ENDED             7/17/97
ENTERPRISE MONEY MARKET FUND (CLASS Y)                DECEMBER 31, 1998    THROUGH 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $    1.00            $    1.00
Net Investment Income (Loss)                                   0.05                 0.02
                                                             ------               ------
Total from Investment Operations                               0.05                 0.02
                                                             ------               ------
Dividends from Net Investment Income                         (0.05)               (0.02)
                                                             ------               ------
Total Distributions                                          (0.05)               (0.02)
                                                             ------               ------
Net Asset Value End of Period                             $    1.00            $    1.00
                                                             ------               ------
Total Return                                                   5.04%                2.31%(B)
Net Assets End of Period (in thousands)                   $   3,413            $   2,700
Ratio of Expenses to Average Net Assets                        0.65%                0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)                                                      0.65%                0.95%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    4.92%                4.96%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)                                4.92%                4.71%(A)

                       See notes to financial statements.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    125

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION

The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, Global Financial Services, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed and Money Market Funds.

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares, with the exception of the Money Market Fund, are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent deferred sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent deferred sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to sales charges.

2. SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

SPECIAL VALUATION RISKS -- As part of its investment program, the Government Securities Fund invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which the High-Yield Bond Fund may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Fund may invest will be affected by the creditworthiness of individual issuers, general

126                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------
economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

REPURCHASE AGREEMENTS -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Fund's ability to dispose of securities.

FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FOREIGN CURRENCY TRANSLATION -- Securities, other assets and liabilities of the International Growth Fund and the Global Financial Services Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. Neither the International Growth Fund nor the Global Financial Services Fund isolate that portion of realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized for both financial and tax purposes.

EXPENSES -- Each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

FEDERAL INCOME TAXES -- No provision for Federal income or excise taxes is required, because EGF intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    127

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The funds are charged management fees by Enterprise Capital Management, Inc. ("ECM") for furnishing management and administrative services. ECM has also agreed to reimburse the funds for expenses incurred in excess of a percentage of average net assets. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are equal to the following annual percentage of average net assets for each class of shares:

                                     MANAGEMENT FEE        DISTRIBUTION FEE           MAXIMUM EXPENSE AMOUNT
                                     --------------   ---------------------------  -----------------------------
FUND                                                   A       B       C      Y      A       B       C       Y
-----------------------------------                   ----   -----   -----   ----  -----   -----   -----   -----
Growth                                         .75%   .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Equity                                         .75%   .45%   1.00%   1.00%   none  1.60%   2.15%   2.15%   1.15%
Growth and Income                              .75%   .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Equity Income                                  .75%   .45%   1.00%   1.00%   none  1.50%   2.05%   2.05%   1.05%
Capital Appreciation                           .75%   .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Small Company Growth                          1.00%   .45%   1.00%   1.00%   none  1.85%   2.40%   2.40%   1.40%
Small Company Value                            .75%   .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
International Growth                           .85%   .45%   1.00%   1.00%   none  2.00%   2.55%   2.55%   1.55%
Global Financial Services                      .85%   .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Government Securities                          .60%   .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
High-Yield Bond                                .60%   .45%   1.00%   1.00%   none  1.30%   1.85%   1.85%    .85%
Tax-Exempt Income                              .50%   .45%   1.00%   1.00%   none  1.10%   1.65%   1.65%    .65%
Managed                                        .75%   .45%   1.00%   1.00%   none  1.75%   2.30%   2.30%   1.30%
Money Market                                   .35%   none   none    none    none   .70%    .70%    .70%    .70%

128                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 1998:

FUND                                                          A            B           C             Y
------------------------------------------------------  -------------  ---------  -----------  --------------
Growth                                                  $     481,131         --  $     1,517  $      581,196
Equity                                                      1,318,938  $   1,308        1,311          50,796
Growth and Income                                               1,184      1,179        1,180          25,396
Equity Income                                                 991,465         --        1,197         101,282
Capital Appreciation                                          121,125         --        1,321         180,742
Small Company Growth                                              936        923          926          31,058
Small Company Value                                           206,012         --        1,419         208,365
International Growth                                        2,638,275         --        1,158      13,309,748
Global Financial Services                                      24,200         --      120,600       5,701,355
Government Securities                                         918,985         --        1,086              --
High-Yield Bond                                               100,987         --        1,038          46,789
Tax-Exempt Income                                                  --         --        1,054          49,008
Managed                                                     3,122,170         --        1,152      81,269,388
Money Market                                                  395,702         --        1,029              --

ECM has subadvisory agreements with various investment advisors as Fund Managers for the funds of EGF. The management fee, as a percentage of average net assets of a fund, is paid to ECM, which pays a portion of the fee to the Fund Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Life Insurance Company, is the Fund Manager for the Equity Income Fund. For the year ended December 31, 1998, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $393,367, with a related payable balance of $35,368 as of December 31, 1998.

The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of MONY Life Insurance Company, from the proceeds of the sale of fund shares was $10,144,048 for the period ended December 31, 1998. The portion of sales charges paid to EFD was $1,873,837 for the period ended December 31, 1998.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. Through December 31, 1998, EFD incurred $1,501,290 of services fees payable to MONY Securities Corporation.

4. FINANCIAL INSTRUMENTS

As part of each funds investment program, the International Growth Fund and the Global Financial Services Fund utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Funds will enter into forward contracts only for hedging purposes. The Funds may be required to set aside liquid assets in a segregated custodial account to collateralize their obligations. At December 31, 1998, the Funds had entered into various forward currency

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    129

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------
exchange contracts under which they are obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1998 are as follows:

INTERNATIONAL GROWTH FUND

                         PURCHASES                NET UNREALIZED
SETTLEMENT  ------------------------------------   APPRECIATION/
   DATE          RECEIVE            DELIVER       (DEPRECIATION)
----------  -----------------  -----------------  ---------------
 6/18/99    AUD     4,100,000  USD      2,549,175    $ (32,944)
 6/18/99    CAD     1,850,000  USD      1,204,427        6,807
 6/18/99    CHF       600,000  USD       455,719       (11,883)
 6/18/99    ESP    151,000,000 USD      1,084,089      (12,320)
 6/18/99    JPY     60,000,000 USD       533,499         9,313
 6/18/99    PTE     80,000,000 USD       476,531        (3,639)
 6/18/99    SEK     18,400,000 USD      2,306,082      (24,587)
                                                  ---------------
                                                       (69,253)


                           SALES
            ------------------------------------
                 RECEIVE            DELIVER
            -----------------  -----------------
 6/18/99    USD       800,119  BEL     27,000,000       12,697
 6/18/99    USD       457,928  CHF       600,000        14,092
 6/18/99    USD       422,246  DEM       700,000        (1,373)
 6/18/99    USD       742,823  FIM      3,700,000       10,876
 6/18/99    USD       564,612  FRF      3,100,000        5,397
 6/18/99    USD      3,696,880 GBP      2,200,000       54,001
 6/18/99    USD      1,354,867 NLG     2,500,000        12,735
                                                  ---------------
                                                       108,425
                                                  ---------------
                                                     $  39,172
                                                  ---------------
                                                  ---------------

130                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

GLOBAL FINANCIAL SERVICES FUND

                         PURCHASES                NET UNREALIZED
SETTLEMENT  ------------------------------------   APPRECIATION/
   DATE          RECEIVE            DELIVER       (DEPRECIATION)
----------  -----------------  -----------------  ---------------
  1/4/99    CAD        10,000  USD          6,523    $      19
  1/4/99    CHF        15,000  USD        10,893            31
                                                  ---------------
                                                            50


                           SALES
            ------------------------------------
                 RECEIVE            DELIVER
            -----------------  -----------------
 3/24/99    USD        68,613  AUD       110,000         1,158
 9/22/99    USD          9,152 SGD        15,000           (76)
                                                  ---------------
                                                         1,082
                                                  ---------------
                                                     $   1,132
                                                  ---------------
                                                  ---------------

As part of its investment program, the High-Yield Bond Fund may enter into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position,
(3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1998 in the High-Yield Bond Fund.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    131

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

For the period ended December 31, 1998, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                             U.S. GOVERNMENT           OTHER INVESTMENT
                                                               OBLIGATIONS                SECURITIES
                                                         ------------------------  -------------------------
FUND                                                      PURCHASES      SALES      PURCHASES       SALES
-------------------------------------------------------  -----------  -----------  ------------  -----------
Growth                                                            --           --  $784,941,058  $279,349,584
Equity                                                            --           --    12,527,647    2,930,543
Growth and Income                                                 --           --    32,841,520    1,931,571
Equity Income                                                     --           --    61,145,439   37,918,779
Capital Appreciation                                              --           --    91,696,930  105,002,901
Small Company Growth                                              --           --    42,821,153   35,905,636
Small Company Value                                               --           --   117,869,107   35,213,619
International Growth                                              --           --    39,582,680   33,776,237
Global Financial Services                                         --           --     6,980,735      141,129
Government Securities                                    $20,131,912  $ 5,563,466     8,511,719    1,987,180
High-Yield Bond                                           11,581,688   12,268,016   134,971,082  101,288,211
Tax-Exempt Income                                                 --           --    28,193,309   26,726,365
Managed                                                   21,374,219           --   209,275,147  149,108,167

132                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

5. FUND SHARE TRANSACTIONS

At December 31, 1998, EGF, has 2,500,000,000 authorized shares at $.10 par value. The following tables summarize the fund share activity of each fund:

                                                   GROWTH FUND                  EQUITY FUND             GROWTH AND INCOME FUND
                                           ----------------------------  --------------------------  -----------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED        THREE
                                             DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,      DEC. 31,     MONTHS ENDED
                                               1998           1997           1998          1997          1998       DEC. 31, 1997
                                           -------------  -------------  ------------  ------------  ------------  ---------------
CLASS A
Shares sold                                   25,016,660     16,798,417      672,134       537,283       502,593        119,722
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                  1,817,182        488,201        6,246         9,243         6,225          3,414
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                              (12,643,429)    (7,220,904)    (173,058)      (10,128)      (94,462)        (6,251)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                       14,190,413     10,065,714      505,322       536,398       414,356        116,885
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                   12,165,306      7,535,787    1,484,070       311,371       682,522         88,542
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                  1,012,396        196,989        6,611         4,711         6,205          2,656
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                               (1,548,771)      (523,041)    (439,218)       (9,754)      (60,729)          (340)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                       11,628,931      7,209,735    1,051,463       306,328       627,998         90,858
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                    5,180,277      1,710,077      223,366        52,431       154,095         18,085
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                    290,019         28,376        1,143           737         1,314            473
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                 (666,966)      (159,968)     (38,398)       (5,573)      (16,707)           (81)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                        4,803,330      1,578,485      186,111        47,595       138,702         18,477
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                                    1,619,933      2,914,866        8,786            --        95,598         14,920
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                    105,396         28,250           11            --         8,894         13,546
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                               (1,513,470)      (501,167)          --            --       (91,693)       (12,369)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          211,859      2,441,949        8,797            --        12,799         16,097
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                 30,834,533     21,295,883    1,751,693       890,321     1,193,855        242,317
---------------------------------------------------------------------------------------------------------------------------


                                            YEAR ENDED
                                            SEPT. 30,
                                               1997
                                           ------------
CLASS A
Shares sold                                     43,148
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                     --
-----------------------------------------
Net Increase (Decrease)                         43,148
-----------------------------------------
CLASS B
Shares sold                                     38,624
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                     (1)
-----------------------------------------
Net Increase (Decrease)                         38,623
-----------------------------------------
CLASS C
Shares sold                                      3,842
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                     (3)
-----------------------------------------
Net Increase (Decrease)                          3,839
-----------------------------------------
CLASS Y
Shares sold                                    216,623
-----------------------------------------
Reinvestment of Distributions                   20,982
-----------------------------------------
Shares Redeemed                                (78,821)
-----------------------------------------
Net Increase (Decrease)                        158,784
-----------------------------------------
Total Net Increase (Decrease)                  244,394
-----------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    133

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

                                                EQUITY INCOME FUND       CAPITAL APPRECIATION FUND     SMALL COMPANY GROWTH FUND
                                           ----------------------------  --------------------------  -----------------------------
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED        THREE
                                             DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,      DEC. 31,     MONTHS ENDED
                                               1998           1997           1998          1997          1998       DEC. 31, 1997
                                           -------------  -------------  ------------  ------------  ------------  ---------------
CLASS A
Shares sold                                      693,308        658,272      913,983       226,042       302,759        131,634
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                    338,394        291,471      548,612       421,161            --          4,697
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                 (599,916)      (480,133)  (1,224,998)     (843,612)     (145,393)        (7,480)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          431,786        469,610      237,597      (196,409)      157,366        128,851
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                      609,848        471,024      204,018        76,065       379,909         87,205
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     95,849         52,259       64,334        30,380            --          2,619
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                 (161,207)       (47,084)    (102,705)      (30,197)     (105,961)        (9,338)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          544,490        476,199      165,647        76,248       273,948         80,486
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                      151,702         66,249       23,429         3,123       102,780         26,874
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                     16,076          4,740        4,329           469            --            761
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                  (27,165)          (409)      (4,125)          (35)      (25,158)        (1,122)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          140,613         70,580       23,633         3,557        77,622         26,513
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                                        4,152             --        5,239            --        48,468         15,422
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                         35             --          443            --            --         12,856
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                       --             --         (434)           --      (223,611)       (27,103)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            4,187             --        5,248            --      (175,143)         1,175
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                  1,121,076      1,016,389      432,125      (116,604)      333,793        237,025
---------------------------------------------------------------------------------------------------------------------------


                                            YEAR ENDED
                                            SEPT. 30,
                                               1997
                                           ------------
CLASS A
Shares sold                                     79,965
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                   (955)
-----------------------------------------
Net Increase (Decrease)                         79,010
-----------------------------------------
CLASS B
Shares sold                                     42,270
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                   (933)
-----------------------------------------
Net Increase (Decrease)                         41,337
-----------------------------------------
CLASS C
Shares sold                                      7,580
-----------------------------------------
Reinvestment of Distributions                       --
-----------------------------------------
Shares Redeemed                                     (7)
-----------------------------------------
Net Increase (Decrease)                          7,573
-----------------------------------------
CLASS Y
Shares sold                                    481,796
-----------------------------------------
Reinvestment of Distributions                   30,325
-----------------------------------------
Shares Redeemed                               (198,869)
-----------------------------------------
Net Increase (Decrease)                        313,252
-----------------------------------------
Total Net Increase (Decrease)                  441,172
-----------------------------------------

134                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

                                                                                                                 GLOBAL
                                                                                                                FINANCIAL
                                                                                                              SERVICES FUND
                                                     SMALL COMPANY VALUE FUND    INTERNATIONAL GROWTH FUND   ---------------
                                                    ---------------------------  --------------------------  FOR THE PERIOD
                                                     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     OF 10/01/98
                                                      DEC. 31,       DEC. 31,      DEC. 31,      DEC. 31,        THROUGH
                                                        1998           1997          1998          1997         12/31/98
                                                    -------------  ------------  ------------  ------------  ---------------
CLASS A
Shares sold                                            10,236,575    3,235,542       524,854       528,097          258,209
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                             276,418      364,015        22,822       148,597               --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                        (6,275,721)    (768,577)     (627,956)     (438,610)         (22,324)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 4,237,272    2,830,980       (80,280)      238,084          235,885
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                             6,411,836    2,379,023       714,287       448,885          201,950
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                             217,426      175,399         6,578        37,407               --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                        (1,516,761)    (127,118)     (458,613)     (140,802)         (32,303)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 5,112,501    2,427,304       262,252       345,490          169,647
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                             1,622,753      332,692       170,129        85,857           40,518
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                              47,138       20,471         1,342         3,875               --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                          (214,262)      (6,181)      (51,927)      (22,912)          (4,351)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 1,455,629      346,982       119,544        66,820           36,167
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold                                                27,545       21,005       454,733       276,478          942,373
---------------------------------------------------------------------------------------------------------------------------
Reinvestment of Distributions                                 941          963        10,505        46,815               --
---------------------------------------------------------------------------------------------------------------------------
Shares Redeemed                                            (9,455)    (340,603)     (414,104)     (182,169)              --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    19,031     (318,635)       51,134       141,124          942,373
---------------------------------------------------------------------------------------------------------------------------
Total Net Increase (Decrease)                          10,824,433    5,286,631       352,650       791,518        1,384,072
---------------------------------------------------------------------------------------------------------------------------


                                                    GOVERNMENT SECURITIES FUND

                                                    --------------------------
                                                     YEAR ENDED    YEAR ENDED
                                                      DEC. 31,      DEC. 31,
                                                        1998          1997
                                                    ------------  ------------
CLASS A
Shares sold                                           1,824,936       840,014
--------------------------------------------------
Reinvestment of Distributions                           247,336       274,184
--------------------------------------------------
Shares Redeemed                                      (1,883,753)   (1,654,266)
--------------------------------------------------
Net Increase (Decrease)                                 188,519      (540,068)
--------------------------------------------------
CLASS B
Shares sold                                           2,093,943       633,414
--------------------------------------------------
Reinvestment of Distributions                            62,371        30,968
--------------------------------------------------
Shares Redeemed                                        (942,532)     (124,591)
--------------------------------------------------
Net Increase (Decrease)                               1,213,782       539,791
--------------------------------------------------
CLASS C
Shares sold                                             319,445        41,088
--------------------------------------------------
Reinvestment of Distributions                             6,516           453
--------------------------------------------------
Shares Redeemed                                        (112,968)         (144)
--------------------------------------------------
Net Increase (Decrease)                                 212,993        41,397
--------------------------------------------------
CLASS Y
Shares sold                                              81,282       652,423
--------------------------------------------------
Reinvestment of Distributions                            38,601        16,945
--------------------------------------------------
Shares Redeemed                                        (149,732)      (39,802)
--------------------------------------------------
Net Increase (Decrease)                                 (29,849)      629,566
--------------------------------------------------
Total Net Increase (Decrease)                         1,585,445       670,686
--------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    135

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

                     HIGH-YIELD BOND FUND    TAX-EXEMPT INCOME FUND
                   ------------------------  ----------------------
                   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                    DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
                      1998         1997         1998        1997
                   -----------  -----------  ----------  ----------
CLASS A
Shares sold         2,158,147    1,682,960     339,169     193,960
-------------------------------------------------------------------
Reinvestment of
 Distributions        434,025      306,270      88,848      84,287
-------------------------------------------------------------------
Shares Redeemed    (1,669,074)  (1,180,212)   (414,098)   (638,188)
-------------------------------------------------------------------
Net Increase
 (Decrease)           923,098      809,018      13,919    (359,941)
-------------------------------------------------------------------
CLASS B
Shares sold         2,209,676    1,161,593     178,013     104,859
-------------------------------------------------------------------
Reinvestment of
 Distributions        166,249       57,929      13,547       7,203
-------------------------------------------------------------------
Shares Redeemed      (907,108)    (274,381)    (76,656)    (52,601)
-------------------------------------------------------------------
Net Increase
 (Decrease)         1,468,817      945,141     114,904      59,461
-------------------------------------------------------------------
CLASS C
Shares sold           480,109      137,745      52,051      12,937
-------------------------------------------------------------------
Reinvestment of
 Distributions         24,727        1,503       2,052         271
-------------------------------------------------------------------
Shares Redeemed      (155,499)     (20,787)    (11,150)         --
-------------------------------------------------------------------
Net Increase
 (Decrease)           349,337      118,461      42,953      13,208
-------------------------------------------------------------------
CLASS Y
Shares sold           105,449       63,572       4,698          --
-------------------------------------------------------------------
Reinvestment of
 Distributions         10,054        2,027          29          --
-------------------------------------------------------------------
Shares Redeemed        (4,531)         (73)         --          --
-------------------------------------------------------------------
Net Increase
 (Decrease)           110,972       65,526       4,727          --
-------------------------------------------------------------------
Total Net Increase
 (Decrease)         2,852,224    1,938,146     176,503    (287,272)
-------------------------------------------------------------------

136                   THE ENTERPRISE GROUP OF FUNDS, INC.

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

                           MANAGED FUND             MONEY MARKET FUND
                    --------------------------  --------------------------
                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                        1998          1997          1998          1997
                    ------------  ------------  ------------  ------------
CLASS A
Shares sold            4,571,675     5,986,736   413,364,732   186,445,537
--------------------------------------------------------------------------
Reinvestment of
 Distributions         1,185,379       675,645     4,556,487     2,799,348
--------------------------------------------------------------------------
Shares Redeemed       (3,768,206)   (2,408,149) (345,896,926) (179,852,529)
--------------------------------------------------------------------------
Net Increase
 (Decrease)            1,988,848     4,254,232    72,024,293     9,392,356
--------------------------------------------------------------------------
CLASS B
Shares sold            6,850,169     5,149,999    32,792,113    16,428,666
--------------------------------------------------------------------------
Reinvestment of
 Distributions         1,041,656       433,505       351,316       165,715
--------------------------------------------------------------------------
Shares Redeemed       (2,264,094)     (776,922)  (28,976,415)  (11,957,685)
--------------------------------------------------------------------------
Net Increase
 (Decrease)            5,627,731     4,806,582     4,167,014     4,636,696
--------------------------------------------------------------------------
CLASS C
Shares sold            1,068,902       384,001    15,657,662     3,804,829
--------------------------------------------------------------------------
Reinvestment of
 Distributions            79,473        15,601       112,867         5,853
--------------------------------------------------------------------------
Shares Redeemed         (259,472)       (7,138)  (12,111,247)   (2,789,716)
--------------------------------------------------------------------------
Net Increase
 (Decrease)              888,903       392,464     3,659,282     1,020,966
--------------------------------------------------------------------------
CLASS Y
Shares sold            3,071,921     3,318,402     2,877,556     3,225,033
--------------------------------------------------------------------------
Reinvestment of
 Distributions           669,801       389,953       131,097        55,490
--------------------------------------------------------------------------
Shares Redeemed       (2,830,113)   (2,225,883)   (2,296,440)     (580,428)
--------------------------------------------------------------------------
Net Increase
 (Decrease)              911,609     1,482,472       712,213     2,700,095
--------------------------------------------------------------------------
Total Net Increase
 (Decrease)            9,417,091    10,935,750    80,562,802    17,750,113
--------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    137

--------------------------------------------------------------------------------
December 31, 1998
--------------------------------------------------------------------------------

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

At December 31, 1998, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                                    NET
                                                                     UNREALIZED    UNREALIZED    UNREALIZED
FUND                                                   TAX COST         GAIN          LOSS      GAIN (LOSS)
--------------------------------------------------  --------------  ------------  ------------  ------------
Growth                                              $1,059,947,894  $427,639,649  $(18,557,462) $409,082,187
------------------------------------------------------------------------------------------------------------
Equity                                                  17,120,700     1,599,949      (764,600)      835,349
------------------------------------------------------------------------------------------------------------
Growth and Income                                       49,827,231    14,224,817    (2,707,864)   11,516,953
------------------------------------------------------------------------------------------------------------
Equity Income                                          117,743,423    38,072,436    (3,034,271)   35,038,165
------------------------------------------------------------------------------------------------------------
Capital Appreciation                                    89,866,188    60,969,849      (441,325)   60,528,524
------------------------------------------------------------------------------------------------------------
Small Company Growth                                    22,191,903     6,696,449      (299,937)    6,396,512
------------------------------------------------------------------------------------------------------------
Small Company Value                                    148,662,707    21,656,658   (13,819,979)    7,836,679
------------------------------------------------------------------------------------------------------------
International Growth                                    64,134,550    13,085,083    (4,197,175)    8,887,908
------------------------------------------------------------------------------------------------------------
Global Financial Services                                7,179,286     1,173,024       (13,429)    1,159,595
------------------------------------------------------------------------------------------------------------
Government Securities                                  107,895,975       888,693      (263,304)      625,389
------------------------------------------------------------------------------------------------------------
High-Yield Bond                                        118,584,530     2,238,060    (7,171,641)   (4,933,581)
------------------------------------------------------------------------------------------------------------
Tax-Exempt Income                                       26,942,533     1,456,548       (17,002)    1,439,546
------------------------------------------------------------------------------------------------------------
Managed                                                374,260,658    80,168,998   (17,896,780)   62,272,218
------------------------------------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 1998, the following Funds had capital loss carryforwards for federal tax purposes of:

                                                                                                                   EXPIRING
                                                                                                   BALANCE          THROUGH
                                                                                              ------------------  -----------
Small Company Growth Fund...................................................................  $        5,045,501        2006
Government Securities Fund..................................................................           3,875,251        2004
Money Market Fund...........................................................................               6,575        2006

The Tax-Exempt Income Fund has designated all income dividends paid as exempt interest dividends. Thus 100 percent of the net investment income distributions are exempt from Federal income tax.

138                   THE ENTERPRISE GROUP OF FUNDS, INC.

                      Federal tax information (Unaudited):
--------------------------------------------------------------------------------

The capital gains distribution paid to shareholders for 1998, whether taken in additional shares or cash, is as follows:

                                                                     CAPITAL GAINS
                                                                     --------------
Growth Fund........................................................  $   68,358,888
Equity Fund........................................................          20,168
Growth and Income Fund.............................................         453,951
Equity Income Fund.................................................      10,715,318
Capital Appreciation Fund..........................................      22,785,148
Small Company Growth Fund..........................................              --
Small Company Value Fund...........................................       2,923,661
International Growth Fund..........................................           2,236
Global Financial Services Fund.....................................              --
Government Securities..............................................              --
High-Yield Bond....................................................         454,886
Tax-Exempt Income Fund.............................................         569,587
Managed Fund.......................................................      25,676,066

The Tax-Exempt Income Fund has designated all income dividends paid as exempt interest dividends. Thus, 100% of the net investment income distributions are exempt from federal income tax.

                      THE ENTERPRISE GROUP OF FUNDS, INC.                    139

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE ENTERPRISE GROUP OF FUNDS, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Growth, Equity, Growth and Income, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, Global Financial Services, Government Securities, High-Yield Bond, Tax-Exempt Income, Managed, and Money Market Funds of The Enterprise Group of Funds, Inc. (collectively the "Funds") at December 31, 1998, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented (except for the financial highlights, as indicated below, which were audited by other auditors), in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended September 30, 1996 for Growth and Income and Small Company Growth Funds of The Enterprise Group of Funds, Inc. were audited by other auditors whose report dated November 15, 1996, expressed an unqualified opinion thereon.

                 [LOGO]

Atlanta, Georgia
February 17, 1999

140                   THE ENTERPRISE GROUP OF FUNDS, INC.

                             DIRECTORS AND OFFICERS

                                   DIRECTORS


                                 Victor Ugolyn
                             CHAIRMAN AND DIRECTOR


      Arthur T. Dietz                                 Arthur Howell
         DIRECTOR                                        DIRECTOR

   William A. Mitchell, Jr.                           Lonnie H. Pope
         DIRECTOR                                        DIRECTOR


      Samuel J. Foti                                  Michael I. Roth
         DIRECTOR                                        DIRECTOR



                                  OFFICERS

                               Victor Ugolyn
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               Phillip G. Goff
                               VICE PRESIDENT


  Herbert M. Williamson                             Catherine R. McClellan
     TREASURER AND                                         SECRETARY
   ASSISTANT SECRETARY

                            Investment Advisor
                     Enterprise Capital Management, Inc.
                         Atlanta Financial Center
                        3343 Peachtree Road, N.E.
                                 Suite 450
                          Atlanta, GA 30326-1022

                                Distributor
                      Enterprise Fund Distributors, Inc.
                          Atlanta Financial Center
                         3343 Peachtree Road, N.E.
                                 Suite 450
                         Atlanta, GA 30326-1022
                       Telephone: 1-800-432-4320

                                 Custodian
                      State Street Bank and Trust Company
                                 Boston, MA

                               Transfer Agent
                     National Financial Data Services, Inc.
                             330 W. 9th Street
                           Kansas City, MO 64105
                        Telephone: 1-800-368-3527

                          Independent Accountants
                         PricewaterhouseCoopers LLP
                                Atlanta, GA

                    Member - Investment Company Institute



                           [LOGO]  Enterprise
                                   Group of Funds
      INVEST WITH THE PROS THE PROFESSIONALS USE -Registered Trademark-

                                1-800-432-4320
                            www.enterprisefunds.com


                THIS REPORT IS NOT TO BE USED IN CONNECTION WITH
           THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR
                   PRECEDED BY AN EFFECTIVE PROSPECTUS.